                                                                   EXHIBIT 10.10

                                CREDIT AGREEMENT

                                      among

                      LIBERTY PROPERTY LIMITED PARTNERSHIP

                                       and

                             LIBERTY PROPERTY TRUST

                                       and

                          THE CO-BORROWERS PARTY HERETO

                                       and

                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT

                                       and

          WACHOVIA BANK, NATIONAL ASSOCIATION, AS CO-SYNDICATION AGENT

                                       and

                     BANK ONE, N.A., AS CO-SYNDICATION AGENT

                                       and

         WELLS FARGO BANK, NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT

                                       and

                PNC BANK, NATIONAL ASSOCIATION, AS MANAGING AGENT

                                       and

                           SUNTRUST BANK, AS CO-AGENT

                                       and

                            THE LENDERS PARTY HERETO

                      FLEET SECURITIES, INC., LEAD ARRANGER

                                                   TABLE OF CONTENTS

ss.1.      DEFINITIONS OF RULES OF INTERPRETATION...................................................................1
   ss.1.1.    Definitions...........................................................................................1
   ss.1.2.    Rules of Interpretation..............................................................................20
ss.2.      REVOLVING CREDIT FACILITY...............................................................................21
   ss.2.1.    Commitment to Lend; Limitation on Total Commitment...................................................21
   ss.2.2.    Changes in Total Revolving Facility Commitment.......................................................21
   ss.2.3.    The Notes............................................................................................23
   ss.2.4.    Interest on Loans....................................................................................23
   ss.2.5.    Requests for Loans...................................................................................23
   ss.2.6.    Conversion Options...................................................................................24
   ss.2.7.    Funds for Loans......................................................................................25
   ss.2.8     Swingline Loans......................................................................................26
   ss.2.9.    Letters of Credit....................................................................................27
   ss.2.10.   Competitive Bid Loans................................................................................30
ss.3.      REPAYMENT OF THE LOANS..................................................................................33
   ss.3.1.    Maturity.............................................................................................33
   ss.3.2.    Mandatory Repayments of Loan.........................................................................34
   ss.3.3.    Optional Repayments of Loans.........................................................................34
ss.4.      CERTAIN GENERAL PROVISIONS..............................................................................35
   ss.4.1.    Fees.................................................................................................35
   ss.4.2.    Facility Fee.........................................................................................35
   ss.4.3.    Funds for Payments...................................................................................35
   ss.4.4.    Computations.........................................................................................36
   ss.4.5.    Additional Costs, Etc................................................................................36
   ss.4.6.    Capital Adequacy.....................................................................................37
   ss.4.7.    Certificate..........................................................................................37
   ss.4.8.    Indemnity............................................................................................38
   ss.4.9.    Default Interest and Late Charges....................................................................38
   ss.4.11.   Inability to Determine Eurodollar Rate...............................................................38
   ss.4.11.   Illegality...........................................................................................38
   ss.4.12.   Replacement of Lenders...............................................................................39
ss.5.      UNENCUMBERED PROPERTIES; NO LIMITATION ON RECOURSE......................................................40
   ss.5.1.    Unencumbered Properties and Unencumbered Development Properties......................................40
   ss.5.2.    Waivers by Requisite Lenders.........................................................................40
   ss.5.3.    Rejection of Unencumbered Properties.................................................................40
   ss.5.4.    Change in Circumstances..............................................................................40
   ss.5.5.    No Limitation on Recourse............................................................................41
   ss.5.6.    Additional Co-Borrowers..............................................................................41

ss.6.      REPRESENTATIONS AND WARRANTIES..........................................................................41
   ss.6.1.    Authority; Etc.......................................................................................41
   ss.6.2.    Governmental Approvals...............................................................................42
   ss.6.4.    Financial Statements.................................................................................43
   ss.6.5.    No Material Changes, Etc.............................................................................43
   ss.6.6.    Franchises, Patents, Copyrights, Etc.................................................................44
   ss.6.7.    Litigation...........................................................................................44
   ss.6.8.    No Materially Adverse Contracts, Etc.................................................................44
   ss.6.9.    Compliance With Other Instruments, Laws, Etc.........................................................44
   ss.6.10.   Tax Status...........................................................................................44
   ss.6.11.   Event of Default.....................................................................................44
   ss.6.12.   Investment Company Act...............................................................................45
   ss.6.13.   Absence of Financing Statements, Etc.................................................................45
   ss.6.14.   Status of the Company................................................................................45
   ss.6.15.   Certain Transactions.................................................................................45
   ss.6.16.   Benefit Plans: Multiemployer Plans: Guaranteed Pension Plans.........................................45
   ss.6.17.   Regulations U and X..................................................................................45
   ss.6.18.   Environmental Compliance.............................................................................45
   ss.6.19.   Subsidiaries and Affiliates..........................................................................47
   ss.6.20.   Loan Documents.......................................................................................47
   ss.6.21.   Buildings on the Unencumbered Properties.............................................................47
ss.7.      AFFIRMATIVE COVENANTS OF THE BORROWER...................................................................47
   ss.7.1.    Punctual Payment.....................................................................................48
   ss.7.2.    Maintenance of Office................................................................................48
   ss.7.3.    Records and Accounts.................................................................................48
   ss.7.4.    Financial Statements, Certificates and Information...................................................48
   ss.7.5.    Notices..............................................................................................49
   ss.7.6.    Existence; Maintenance of REIT Status; Maintenance of Properties.....................................51
   ss.7.7.    Insurance............................................................................................51
   ss.7.8.    Taxes................................................................................................51
   ss.7.9.    Inspection of Properties and Books...................................................................51
   ss.7.10    Compliance with Laws, Contracts, Licenses, and Permits...............................................52
   ss.7.11.   Use of Proceeds......................................................................................52
   ss.7.12.   Prepayment of Existing Fleet Facility................................................................52
   ss.7.13    Notices of Significant Transactions..................................................................52
   ss.7.14.   Further Assurance....................................................................................53
   ss.7.15.   Environmental Indemnification........................................................................53
   ss.7.16.   Response Actions.....................................................................................53
   ss.7.17.   Employee Benefit Plans...............................................................................53
   ss.7.18    Required Interest Rate Contracts.....................................................................54
ss.8.      CERTAIN NEGATIVE COVENANTS OF THE BORROWER..............................................................54

   ss.8.1     Restrictions on Recourse Indebtedness................................................................54
   ss.8.2.    Restrictions on Investments..........................................................................55
   ss.8.3.    Merger, Consolidation and Other Fundamental Changes..................................................56
   ss.8.4.    Sale and Leaseback...................................................................................57
   ss.8.5.    Compliance with Environmental Laws...................................................................57
   ss.8.6.    Distributions........................................................................................57
   ss.8.7.   Equity Repurchase Payments............................................................................57
   ss.8.8.    Preferred Distributions..............................................................................57
ss.9.      FINANCIAL COVENANTS OF THE BORROWER.....................................................................57
   ss.9.1.    Value of All Unencumbered Properties.................................................................57
   ss.9.2.    Minimum Debt Service Coverage........................................................................58
   ss.9.3.    Total Debt to Total Assets...........................................................................58
   ss.9.4.    Maximum Secured Debt.................................................................................58
   ................................................................................................................58
   ss.9.5.    Minimum Tangible Net Worth...........................................................................58
   ss.9.6.    Total Operating Cash Flow to Interest Expense........................................................58
   ss.9.7.    Adjusted EBITDA to Fixed Charges.....................................................................58
   ss.9.8.    Aggregate Occupancy Rate.............................................................................58
ss.10.     CONDITIONS TO EFFECTIVENESS.............................................................................58
   ss.10.1.      Loan Documents....................................................................................58
   ss.10.2.      Certified Copies of Organization Documents; Good Standing Certificates............................58
   ss.10.3.      By-laws; Resolutions..............................................................................59
   ss.10.4.      Incumbency Certificate; Authorized Signers........................................................59
   ss.10.5.      Opinions of Counsel Concerning Organization and Loan Documents....................................59
   ss.10.6.      Payment of Fees...................................................................................59
   ss.10.7.      Effectiveness of Multi-Currency Credit Agreement..................................................59
ss.11.     CONDITIONS TO ALL CREDIT ADVANCES.......................................................................59
   ss.11.1.      Representations True; No Event of Default; Compliance Certificate.................................59
   ss.11.2.      No Legal Impediment...............................................................................60
   ss.11.3.      Governmental Regulation...........................................................................60
   ss.11.4.      Proceedings and Documents.........................................................................60
ss.12.     EVENTS OF DEFAULT; ACCELERATION; ETC....................................................................60
   ss.12.1.      Events of Default and Acceleration................................................................60
   ss.12.2.      Termination of Commitments........................................................................62
   ss.12.3.      Remedies..........................................................................................63
   ss.12.4.      Distribution of Enforcement Proceeds..............................................................63
ss.13.     SETOFF..................................................................................................64
ss.14.     THE AGENT...............................................................................................65
   ss.14.1.      Authorization.....................................................................................65
   ss.14.2.      Employees and Agents..............................................................................65
   ss.14.3.      No Liability......................................................................................65

   ss.14.4.      No Representations................................................................................65
   ss.14.5.      Payments..........................................................................................65
   ss.14.6.      Holders of Notes..................................................................................67
   ss.14.7.      Indemnity.........................................................................................67
   ss.14.8.      Agent as Lender...................................................................................67
   ss.14.9.      Resignation.......................................................................................67
   ss.14.10.  Notification of Defaults and Events of Default.......................................................68
   ss.14.11.  Duties in the Case of Enforcement....................................................................68
ss.15.     EXPENSES................................................................................................68
ss.16.     INDEMNIFICATION.........................................................................................69
ss.17.     SURVIVAL OF COVENANTS, ETC..............................................................................70
ss.18.     ASSIGNMENT; PARTICIPATIONS; ETC.........................................................................70
   ss.18.1.      Conditions to Assignment by Lenders...............................................................70
   ss.18.2.      Certain Representations and Warranties; Limitations; Covenants....................................71
   ss.18.3       Register..........................................................................................71
   ss.18.4.      New Notes.........................................................................................72
   ss.18.5.      Participations....................................................................................72
   ss.18.6.      Pledge by Lender..................................................................................73
   ss.18.7.      No Assignment by Borrower.........................................................................73
   ss.18.8.      Disclosure........................................................................................73
ss.19.     NOTICES, ETC............................................................................................73
ss.20.     GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE......................................................74
ss.21.     HEADINGS................................................................................................74
ss.22.     COUNTERPARTS............................................................................................74
ss.23.     ENTIRE AGREEMENT........................................................................................74
ss.24.     WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS..........................................................74
ss.25.     CONSENTS, AMENDMENTS, WAIVERS, ETC......................................................................75
ss.26.     SEVERABILITY............................................................................................75
ss.27.     ACKNOWLEDGMENTS.........................................................................................75
ss.28.     CO-BORROWER PROVISIONS..................................................................................76
   ss.28.1.      Joint Benefit.....................................................................................76
   ss.28.2.      Duty to Keep Informed.............................................................................76
   ss.28.3.      Consents..........................................................................................77
   ss.28.4.      Suretyship Waivers................................................................................77
   ss.28.5.      Subordination.....................................................................................79

Exhibit A        Form of Note
Exhibit B        Form of Loan Request
Exhibit C        Form of Compliance Certificate
Exhibit D        Form of Swingline Loan Request
Exhibit E        Form of Assignment and Acceptance
Exhibit F        Form of Letter of Credit Request
Exhibit G        Form of Letter of Credit Application
Exhibit H        Form of Competitive Bid Quote Request
Exhibit I        Form of Invitation for Competitive Bid Quotes
Exhibit J        Form of Competitive Bid Quote
Exhibit K        Form of Acceptance of Competitive Bid Quote
Exhibit L        Form of Joinder Agreement


Schedule 1       Lenders; Domestic and LIBOR Lending Offices
Schedule 1.1     Unencumbered Properties and Unencumbered Development Properties
Schedule 1.2     Commitments and Commitment Percentages
Schedule 1.3     Related Companies, Co-Borrowers and Unconsolidated Entities
Schedule 1.4.    Existing Letter of Credit
Schedule 6.3     Title to Properties
Schedule 6.7     Litigation
Schedule 6.15    Insider Transactions
Schedule 6.16    Employee Benefit Plans
Schedule 6.18    Environmental Matters
Schedule 6.19    Company Assets
Schedule 6.21    Building Structural Defects, etc.
Schedule 7.18    Interest Rate Contracts
Schedule 8.2(d)  Investments

                                CREDIT AGREEMENT


         This CREDIT AGREEMENT is made as of the 16th day of January, 2003, by and among LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the "Borrower"), LIBERTY PROPERTY TRUST, a Maryland trust (the "Company"), the Co-Borrowers named on the signature pages hereof and any entity that may become an additional Co-Borrower pursuant to ss.5.6 (the "Co-Borrowers") and FLEET NATIONAL BANK, a national banking association ("Fleet"), the other lending institutions which are listed from time to time on
Schedule 1 (collectively, with Fleet, the "Lenders"), WACHOVIA BANK, NATIONAL ASSOCIATION, as co-syndication agent, BANK ONE, N.A., as co-syndication agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as documentation agent, PNC BANK, NATIONAL ASSOCIATION, as managing agent, SUNTRUST BANK as co-agent, and FLEET NATIONAL BANK, as administrative agent for itself and such other lending institutions (the "Agent").

         WHEREAS, the Borrower has requested that Fleet and the Lenders provide an unsecured revolving credit facility in the initial maximum amount of $300,000,000 (the "Facility") to the Borrower and the Co-Borrowers and Fleet and the Lenders have agreed to provide such Facility subject to the terms and conditions set forth herein;

         WHEREAS, the Borrower has requested that Fleet and certain of the Lenders provide an unsecured multi-currency revolving credit facility in the maximum amount of $50,000,000 (the "Multi-Currency Facility") to the Borrower and Fleet and certain of the Lenders have agreed to provide such Facility subject to the terms and conditions set forth in a Multi-Currency Credit Agreement of even date herewith among the Borrower, the Co-Borrowers, the Agent and certain of the Lenders or their Affiliated Lenders (the "Multi-Currency Credit Agreement");

         NOW, THEREFORE, to accomplish these purposes, the Agent, the Borrower, the Company and the Lenders hereby agree as follows:

ss.1. DEFINITIONS OF RULES OF INTERPRETATION

         ss.1.1. Definitions. The following terms shall have the meanings set forth in this ss.l or elsewhere in the provisions of this Agreement referred to below:

         Additional Commitment. The portion (if any) of any Lender's Commitment which will become effective on the Commitment Increase Date if the Total Commitment is increased pursuant to ss.2.2.

         Additional Commitment Lenders. Those Lenders which provide an Additional Commitment.

         Adjusted EBITDA. EBITDA adjusted to remove the effect of recognizing rental income on a straight-line basis over the applicable lease terms.

         Affiliated Lenders. Any commercial bank or financial institution which is (i) the parent corporation of any of the Lenders, (ii) a wholly-owned subsidiary of any of the Lenders or (iii) a wholly-owned subsidiary of the parent corporation of any of the Lenders.

         Agent. Fleet National Bank acting in its capacity as administrative agent for the Lenders or any successor agent.

         Agent's Head Office. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

         Aggregate Occupancy Rate. With respect to the Unencumbered Properties at any time, the ratio, as of such date, expressed as a percentage, of (i) the net leasable area of all Unencumbered Properties leased to tenants paying rent pursuant to Leases other than Leases which are in material default, to (ii) the aggregate net leasable area of all Unencumbered Properties.

         Agreement. This Credit Agreement, including the Schedules and Exhibits hereto.

         Applicable Facility Fee. As of any date of determination, a fee at the annual rate determined pursuant to the following table:

         ---------------------------------------------------------------------

           S&P Rating         Moody's Rating      Fitch Rating    Facility Fee
          ---------------------------------------------------------------------

          Below BBB- or       Below Baa3 or      Below BBB- or
             unrated             unrated            unrated           0.30%
              BBB-                 Baa3               BBB-            0.20%
               BBB                 Baa2               BBB             0.20%
              BBB+                 Baa1               BBB+            0.15%
          A- or higher         A3 or higher       A- or higher        0.15%
         ---------------------------------------------------------------------

In the event that the three Ratings are not equivalent, the Applicable Facility Fee will be based on the lower of the two highest ratings. Any change in the Applicable Facility Fee caused by a change in the Moody's Rating, the S&P Rating or the Fitch Rating shall become effective on the first day following the effective date of such change.

         Applicable LIBOR Margin. As of any date of determination, the annual rate determined pursuant to the following table:

         ----------------------------------------------------------------------

           S&P Rating       Moody's Rating      Fitch Rating      LIBOR Margin
         ----------------------------------------------------------------------

          Below BBB- or     Below Baa3 or      Below BBB- or
             unrated           unrated            unrated             1.20%
              BBB-               Baa3               BBB-              0.95%
               BBB               Baa2               BBB               0.70%
              BBB+               Baa1               BBB+              0.65%
          A- or higher       A3 or higher       A- or higher          0.60%
         ----------------------------------------------------------------------

In the event that the three Ratings are not equivalent, the Applicable LIBOR Margin will be based on the lower of the two highest ratings. Any change in the Applicable LIBOR Margin caused by a change in the Moody's Rating, the S&P Rating or the Fitch Rating shall become effective on the first day following the effective date of such change.

         Arranger. Fleet Securities, Inc. or any successor.

         Assignment and Acceptance. Seess.18.

         Balance Sheet Date. December 31, 2001.

         Borrower. As defined in the preamble hereto.

         Borrowing Date. The date on which any Loan is made or is to be made (including, without limitation, the date on which any Mandatory Prime Rate Loan is made), and the date on which any Loan is converted or continued in accordance with ss.2.6.

         Buildings. The buildings, structures and other improvements now or hereafter located on the Unencumbered Properties.

         Business Day. Any day other than a Saturday, Sunday or day which shall be in the Commonwealth of Massachusetts a legal holiday or day on which banking institutions are required or authorized to close and, in the case of LIBOR Loans, also a day which is a LIBOR Business Day.

         Capitalized Leases. Leases under which the Borrower is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the Borrower in accordance with Generally Accepted Accounting Principles.

         CERCLA. See ss.6.18.

         Co-Borrowers. The partnerships and corporations designated as Co-Borrowers on Schedule 1.3 hereto and any other Related Companies which are at least 85% owned by Borrower and which becomes a Co-Borrower pursuant to ss.5.6.

         Code. The Internal Revenue Code of 1986, as amended and in effect from time to time.

         Commitment. With respect to each Lender, the amount set forth from time to time on Schedule 1.2 hereto as the amount of such Lender's commitment to make Loans hereunder to the Borrower, as adjusted from time to time as a result of any assignments pursuant to ss.18. The Commitment of the Lender which is also the Swingline Lender shall not be reduced by the amount of its Swingline Commitment.

         Commitment Percentage. With respect to each Lender, the percentage set forth from time to time on Schedule 1.2 hereto as such Lender's percentage of the Total Commitment. If Borrower exercises its option to increase the Total Commitment pursuant to ss.2.2(a), the Commitment Percentages of the Lenders will change effective upon the Commitment Increase Date.

         Commitment Increase. An increase in the Total Commitment to not more than $400,000,000 pursuant to ss.2.2(a).

         Commitment Increase Date.  See ss.2.2(a).

         Company. See preamble.

         Competitive Bid Loans. Loans made by one or more Lenders pursuant to ss.2.10

         Competitive Bid Loan Account.  See ss.2.10(a).

         Competitive Bid Quote Request.  See ss.2.10(c).

         Competitive Bid Quote. An offer to make a Competitive Bid Loan made by a Lender in response to a Competitive Bid Quote Request.

         Conversion Request. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with ss.2.6.

         Credit Exposure. With respect to each Lender as of any date of determination, the sum, without duplication, of the following: (i) the outstanding principal amount of all Loans advanced by such Lender under ss.2.1,
(ii) the outstanding principal amount of all Mandatory Prime Rate Loans advanced by such Lender pursuant to ss.2.8 (b) or ss.2.9 (d), (iii) the outstanding principal amount of all participations purchased by such Lender pursuant to ss.2.8 (c) or ss.2.9 (d), (iv) the outstanding principal amount of all Competitive Bid Loans advanced by such Lender pursuant to ss.2.10 (k), (v) such Lender's Commitment Percentage of all outstanding Swingline Loans, except any Swingline Loan in which a participation has been purchased therein by such Lender pursuant to ss.2.8 (c) and (vi) such Lender's Commitment Percentage of the stated amount of each Letter of Credit issued under ss.2.9 which has not expired or terminated prior to the date of determination.

         Default. See ss.12.1.

         Delinquent Lender.  See ss.14.5(c).

         Designated Co-Borrower. See ss.2.5(c).

         Distribution. The declaration or payment of any dividend or distribution of cash or cash equivalents to the holders of common shares of beneficial interest in the Company or the holders of common units of limited partnership interest in the Borrower, or any distribution to any officer, employee or director of the Borrower or the Company, other than employee compensation consistent with past practices.

         Dollars or $. Dollars in lawful currency of the United States of America.

         Domestic Lending Office. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Prime Rate Loans.

         Drawing Date: The date on which a draft under a Letter of Credit is paid by the Agent.

         EBITDA. The Borrower's net income or loss, excluding gains or losses from sales of property, extraordinary items and minority interests, plus (to the extent deducted in determining net income or loss) interest expense, depreciation and amortization, all as defined and computed in accordance with Generally Accepted Accounting Principles.

         Effective Date. The date upon which this Agreement shall become effective pursuant to ss.10. Unless the Agent notifies the Borrower and the Lenders that some other date is the Effective Date, the Effective Date shall be the date set forth on the first page of this Agreement.

         Eligible Assignee. Any of (a) a commercial bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with Generally Accepted Accounting Principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) any other assignee having a net worth of at least $100,000,000 that, in the reasonable judgment of the Agent, is a reputable institutional investor with substantial experience in lending and originating loans similar to the Facility, or in purchasing, investing in or otherwise holding such loans; and (f) any Lender Affiliate or a Related Fund of a Lender. For purposes hereof, "Lender Affiliate" shall mean, (A) with respect to any Person that would otherwise be an Eligible Assignee under clauses (a) - (e) above (a "Qualified Assignee"), (i) an affiliate of such Qualified Assignee or (ii) any Person that is engaged in making, purchasing, holding or otherwise investing in bank loans or similar extensions of credit in the ordinary course of its business and is administered (including as placement agent therefore) or managed by a Qualified Assignee or an affiliate of a Qualified Assignee and (B) with respect to a Lender that is a fund which invests in bank loans or similar extensions of credit, any Related Fund of such Lender. Further, for purposes hereof a "Related Fund" shall mean, with respect to a Lender which is a fund which invests in bank loans or similar extensions of credit, any other such fund managed by the same investment advisor as such Lender or by an affiliate of such Lender or such advisor. Notwithstanding anything to the contrary, the term Eligible Assignee shall exclude any Person controlling, controlled by or under common control with, the Borrower or the Company.

         Employee Benefit Plan. Any employee benefit plan within the meaning of ss.3 (3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

         Environmental Laws. See ss.6.18(a).

         Equity Repurchase Payments. All payments of cash or cash equivalents by Borrower or the Company as consideration for the repurchase, redemption or retirement of any common shares of beneficial interest in the Company, or any common units of limited partnership interest in Borrower.

         ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

         ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under ss.414 of the Code.

         ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

         Eurocurrency Reserve Rate. For any day with respect to a LIBOR Rate Loan, the maximum rate (expressed as a decimal) at which any of the Lenders would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

         Event of Default. See ss.12.1.

         Facility. The unsecured revolving line of credit facility provided to the Borrower pursuant to this Agreement.

         Fitch Rating. The rating for Borrower's senior long-term unsecured debt assigned by Fitch Ratings or its successors.

         Fixed Charges. With respect to any fiscal period of the Borrower, an amount equal to the sum of (i) Interest Expense, (ii) regularly scheduled installments of principal payable with respect to all Indebtedness of Borrower,
(iii) current maturities on Recourse Indebtedness not refinanced with Loans hereunder or other replacement Indebtedness or otherwise repaid plus (iv) all dividend payments due to the holders of any preferred shares of beneficial interest of the Company and all distributions due to the holders of any limited partnership interests in the Borrower other than limited partner distributions based on the per share dividend paid on the common shares of beneficial interest of the Company.

         Funds From Operations. With respect to any fiscal period of the Borrower, an amount equal to the Borrower's net income (computed in accordance with Generally Accepted Accounting Principles), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for Unconsolidated Entities. Adjustments for Unconsolidated Entities will be calculated to reflect funds from operations on the same basis.

         Generally Accepted Accounting Principles. Principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Borrower adopting the same principles; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in Generally Accepted Accounting Principles) as to financial statements in which such principles have been properly applied.

         Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         Guaranty. The Unconditional Guaranty of Payment and Performance from the Company to the Agent pursuant to which the Company has guaranteed the Obligations.

         Hazardous Substances. See ss.6.18(b).

         Indebtedness. All obligations, contingent and otherwise, of the following types: (a) the Obligations, (b) all debt and similar monetary obligations for borrowed money, whether direct or indirect; (c) all liabilities secured by any mortgage, pledge, negative pledge, security interest, lien, negative lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (d) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness or obligations of others (including, without limitation, the indebtedness or obligations of Unconsolidated Entities), including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit; and (e) such obligor's liabilities, contingent or otherwise of the type set forth in (a) through (d) above, under any joint venture, limited liability company or partnership agreement.

         Interest Expense. With respect to any fiscal period of the Borrower, an amount equal to the sum of the following with respect to all Indebtedness of the Borrower and the Related Companies: (i) total interest expense, accrued in accordance with Generally Accepted Accounting Principles plus (ii) all capitalized interest determined in accordance with Generally Accepted Accounting Principles, plus (iii) the amortization of deferred financing costs.

         Interest Payment Date. As to any Prime Rate Loan (including any Swingline Loan) or LIBOR Rate Loan (other than a Competitive Bid Loan), the first day of each calendar month. As to any Competitive Bid Loan, as provided in ss.2.10 (l).

         Interest Period. With respect to each Loan, (a) initially, the period commencing on the Borrowing Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request (except that no Loan Request is required for Mandatory Prime Rate Loans and except that Borrower shall have no options with respect to selecting Interest Periods for Swingline Loans) (i) for any Prime Rate Loan, the day on which such Prime Rate Loan is paid in full or converted to a LIBOR Rate Loan; and (ii) for any LIBOR Rate Loan, 1, 2, 3 or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (A) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, that Interest Period shall be extended to the next succeeding LIBOR Business Day;

                  (B) if any Interest Period with respect to a Prime Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

                  (C) if the Borrower shall fail to give notice as provided in ss.2.6, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Rate Loan to a Prime Rate Loan on the last day of the then current Interest Period with respect thereto;

                  (D) any Interest Period relating to any LIBOR Rate Loan that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last LIBOR Business Day of a calendar month; and

                  (E) the Borrower may not select any Interest Period relating to any LIBOR Rate Loan that would extend beyond the Maturity Date.

         Interest Rate Contracts. Interest rate swap, cap or similar agreements providing for interest rate protection.

         Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock, partnership or membership interests or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty or secured by a letter of credit shall be taken at not less than the principal amount of the obligations guaranteed or secured by such letter of credit and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital; (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         Leases. Leases, licenses and agreements whether written or oral, relating to the use or occupation of space in the Buildings on the Unencumbered Properties and the Unencumbered Development Properties by persons other than the owner thereof or any of its affiliates.

         Lenders. Fleet and the other lending institutions listed from time to time on Schedule 1 hereto and any other Person who becomes an assignee of any rights of a Lender pursuant to ss.18 or a Person who acquires all or substantially all of the stock or assets of a Lender.

         Letter of Credit. A letter of credit issued by the Agent for the account of the Borrower pursuant to ss.2.9 and the letters of credit issued prior to the Effective Date and described on Schedule 1.4.

         Letter of Credit Request. See ss.2.9.

         LIBOR Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London, England.

         LIBOR Lending Office. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining LIBOR Rate Loans.

         LIBOR Prepayment Fee. See ss.3.3.

         LIBOR Rate. As applicable to any LIBOR Rate Loan, the rate per annum as determined on the basis of the offered rates for deposits in U.S. Dollars, for a period of time comparable to the Interest Period applicable to such LIBOR Rate Loan which appears on the Telerate Page 3750 as of 11:00 a.m. London time on the day that is two LIBOR Business Days preceding the first day of such LIBOR Rate Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR Rate rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to the Interest Period applicable to such LIBOR Rate Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) LIBOR Business Days preceding the first day of such LIBOR Rate Loan as selected by the Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to the Interest Period applicable to such LIBOR Rate Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two Business Days preceding the first day of such Interest Period applicable to such LIBOR Rate Loan. In the event that the Agent is unable to obtain any such quotation as provided above, it will be deemed that LIBOR Rate pursuant to a LIBOR Rate Loan cannot be determined and ss.4.10 shall be applicable. In the event that the Board of Governors of the Federal Reserve System shall impose a Eurocurrency Reserve with respect to LIBOR Rate deposits of Bank, then for any period during which such Eurocurrency Reserve shall apply, LIBOR Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the Eurocurrency Reserve Rate.

         LIBOR Rate Loans. Loans bearing interest calculated by reference to the LIBOR Rate.

         Lien. Any lien, encumbrance, mortgage, deed of trust, pledge, restriction or other security interest. If title to any Real Estate Asset is held by a Subsidiary of Borrower or an Unconsolidated Entity then any pledge or assignment of Borrower's stock, partnership interest, limited liability company interest or other ownership interest in such Subsidiary or Unconsolidated Entity shall be deemed to be a Lien on the Real Estate Assets owned by such Subsidiary or Unconsolidated Entity.

         Loan Documents. This Agreement, the Notes, the Guaranty and any and all other agreements, documents and instruments now or hereafter evidencing, securing or otherwise relating to the Loans.

         Loan Request. See ss.2.5.

         Loans. All Loans made or to be made by one or more of the Lenders to the Borrower hereunder, including Loans pursuant to ss.2.1 and ss. 2.5, Swingline Loans made by Swingline Lender pursuant to ss. 2.8, Mandatory Prime Rate Loans made pursuant to ss.2.8 or ss.2.9, and Competitive Bid Loans made pursuant to ss.2.10.

         Mandatory Prime Rate Loans. Loans made by the Lenders (without a Loan Request) under the circumstances described in ss.2.8(b) or ss.2.9(d).

         Material Adverse Effect means a material adverse effect on (i) the business, Unencumbered Properties, Unencumbered Development Properties, results of operations or financial condition of the Borrower and the Related Companies taken as a whole or (ii) the ability of the Borrower, any Co-Borrower or the Company to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the remedies or material rights of the Agent or the Lenders thereunder.

         Maturity Date. January 16, 2006 (or, if Borrower shall exercise its option to extend such Maturity Date in accordance with ss.3.1, January 16,
2007), or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.

         Maximum Credit Amount. The least of the following: (i) the maximum amount of Outstanding Obligations without causing a violation of Section 9.1;
(ii) the maximum amount of Outstanding Obligations without causing a violation of Section 9.2; and (iii) the Total Commitment.

         Moody's Rating. The rating for Borrower's senior long-term unsecured debt assigned by Moody's Investors Services, Inc. or its successors.

         Multi-Currency Facility. The revolving credit facility in the maximum principal amount of $50,000,000 available in Euro, Pounds Sterling and Dollars pursuant to the Multi-Currency Facility Agreement.

         Multi-Currency Credit Agreement. The Multi-Currency Credit Agreement of even date herewith among the Borrower, the Agent and certain of the Lenders or their Affiliated Lenders relating to the Multi-Currency Facility.

         Multi-Currency Loans. Loans outstanding under Multi-Currency Facility Agreement.

         Multiemployer Plan. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

         Net Offering Proceeds. All cash proceeds received after the Effective Date by the Borrower or the Company as a result of the sale of common, preferred or other classes of stock of the Company or the issuance of limited partnership interests in the Borrower less customary costs and discounts of issuance paid by Company or Borrower in connection therewith.

         Net Operating Income. With respect to any fiscal period of the Borrower and with respect to any one or more of the Real Estate Assets, the total rental and other operating income from the operation of such Real Estate Assets after deducting all expenses and other proper charges incurred by the Borrower in connection with the operation of such Real Estate Assets during such fiscal period, including, without limitation, property operating expenses, real estate taxes and bad debt expenses, but before payment or provision for Fixed Charges, income taxes, and depreciation, amortization, and other non-cash expenses, all as determined in accordance with Generally Accepted Accounting Principles. In the case of Real Estate Assets owned by Related Companies which are not wholly-owned by Borrower, Net Operating Income shall be reduced by the amount of cash flow of such Related Company allocated for distribution to the minority owners of such Related Company. With respect to Real Estate Assets located outside of the United States, Net Operating Income shall be converted from the currency in which the applicable income and expenses are paid to Dollars using the currency exchange rates in effect as of the end of the applicable fiscal period.

         Notes. See ss.2.3.

         Obligations. All indebtedness, obligations and liabilities of the Borrower, any Co-Borrower or the Company to any of the Lenders and the Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans, the Letters of Credit or the Notes or other instruments at any time evidencing any thereof, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

         Outstanding Obligations. As of any date of determination, the sum of the outstanding principal amount of the Loans under the Facility (including Swingline Loans and Competitive Bid Loans) plus the stated amount of each Letter of Credit issued under ss.2.9 which has not expired or terminated prior to the date of determination.

         PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

         Permitted Acquisition. The acquisition by Borrower or any Related Company of Real Estate Assets which, in the aggregate, are primarily leased or intended to be leased primarily for industrial or office purposes (including "flex" and warehouse uses), whether such acquisition is accomplished by a direct purchase of such Real Estate Assets or by a merger or acquisition of stock or other ownership interests or debt securities such that the owner of such Real Estate becomes a Related Company.

         Permitted Build-To-Suit Developments. Permitted Developments with respect to which, at the date of determination, at least sixty percent (60%) of the net leasable area of the buildings to be constructed pursuant thereto are subject to executed Leases having an average term of not less than four (4) years and which obligate the tenants named therein to accept occupancy and commence paying rent promptly upon the issuance of a certificate of occupancy with respect thereto.

         Permitted Developments. The construction of any new buildings or the construction of additions expanding existing buildings or the rehabilitation of the existing buildings (other than normal refurbishing and tenant fit up work in previously completed buildings) relating to any Real Estate Assets of the Borrower or any of the Related Companies and each Permitted Development shall be counted for purposes of ss.8.2 in the amount of the total projected cost of such project from the time of commencement of the applicable construction work until the earlier of (i) the date that 90% of such project is leased (but not prior to the date that a final certificate of occupancy has been issued with respect to such project) or (ii) the first anniversary of the issuance of such certificate of occupancy.

         Permitted Inventory Developments. Permitted Developments which are not Permitted Build-To-Suit Developments.

         Permitted Liens. The following Liens, security interests and other encumbrances:

                  (i) liens to secure taxes, assessments and other governmental charges in respect of obligations not overdue;

                  (ii) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

                  (iii) liens in respect of judgments or awards;

                  (iv) liens of carriers, warehousemen, mechanics and materialmen, and other like liens which are either covered by a full indemnity from a creditworthy indemnitor or have been in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

                  (v) encumbrances consisting of easements, rights of way, Leases, covenants, restrictions on the use of real property and defects and irregularities in the title thereto; and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower, and which matters (x) do not individually or in the aggregate have a materially adverse effect on the value of the Unencumbered Property and (xx) do not make title to such property unmarketable by the conveyancing standards in effect where such property is located; or

                  (vi) mortgages held by Borrower or a Co-Borrower securing Indebtedness described in ss.8.1(e).

         Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         Preferred Distribution. The declaration or payment of any dividend or distribution of cash or cash equivalents to the holders of preferred shares of beneficial interest in the Company or the holders of preferred units of limited partnership interest of the Borrower

         Prepayment Date. See ss.3.3.

         Prime Rate. The variable per annum rate of interest designated from time to time by Fleet as its Prime Rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

         Prime Rate Loans. Those Loans bearing interest calculated by reference to the Prime Rate.

         Pro Forma Unsecured Debt Service Charges. For any fiscal quarter of the Borrower, an amount determined by the Agent based on a twenty-five (25) year mortgage style amortization schedule, calculated on the Pro Forma Unsecured Principal Amount and an interest rate equal to the greater of (i) the weighted average annual interest rate actually applicable to the Unsecured Indebtedness during such fiscal quarter or (ii) the then current ten (10) year U.S. Treasury bill yield plus one and three-quarters percent (1.75%).

         Pro Forma Unsecured Principal Amount. (a) With respect to Compliance Certificates delivered pursuant to ss.7.4(d), the maximum principal amount of Unsecured Indebtedness outstanding at any time during the applicable fiscal quarter; (b) with respect to Compliance Certificates delivered pursuant to ss.2.5(a), ss.2.9(a), ss.2.10(k), or ss.11.1, the principal amount of Unsecured Indebtedness outstanding after giving effect to the requested Loan or after issuance of the requested Letter of Credit; (c) with respect to Compliance Certificates delivered pursuant to ss.7.13, the principal amount of Unsecured Indebtedness outstanding after giving effect to the proposed transaction including any payments on the Loans to be made in connection therewith.

         Properties. All Real Estate Assets, Real Estate, and all other assets, including, without limitation, intangibles and personalty owned by the Borrower or any of the Related Companies.

         Rating Agencies. Moody's Investors Services, Inc., Standard & Poor's, a division of The McGraw Hill Companies, Inc. and Fitch Ratings, or their respective successors.

         Real Estate. All real property at any time owned, leased (as lessee or sublessee) or operated by the Borrower, any Co-Borrower, or any of the Related Companies.

         Real Estate Assets. Those fixed and tangible properties consisting of land, buildings and/or other improvements owned by the Borrower, by any Co-Borrower or by any of the Related Companies at the relevant time of reference thereto, including without limitation, the Unencumbered Properties and the Unencumbered Development Properties, but excluding all leaseholds other than leaseholds under ground leases which either have an unexpired term of at least 30 years or contain a purchase option for nominal consideration.

         Record. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan.

         Recourse Indebtedness. All Indebtedness except Indebtedness with respect to which recourse for payment is contractually limited (except for customary exclusions) to specific assets encumbered by a lien securing such Indebtedness.

         Register. See ss.18.3.

         Related Business. A business which is either (i) customarily ancillary to the real estate business such as real estate consulting, brokerage or management or (ii) provides telecommunication or other goods and services to the tenants of the Properties.

         Related Companies. The entities listed and described on Schedule 1.3 hereto, or thereafter, any entity whose financial statements are consolidated or combined with the Company's pursuant to Generally Accepted Accounting Principles, or any ERISA Affiliate.

         Release. See ss.6.18(c)(iii).

         Requisite Lenders. As of any date, the Lenders whose aggregate Commitments constitute at least sixty-six percent (66%) of the Total Commitment, provided that on and after the date that Commitments which constitute at least sixty-six percent (66%) of the Total Commitment have terminated pursuant to ss.12.2, Requisite Lenders shall mean the Lenders whose aggregate Credit Exposures constitute at least sixty-six percent (66%) of the aggregate Credit Exposures of all Lenders, and provided that the Commitments (or the Credit Exposures) of any Delinquent Lenders shall be disregarded when determining the Requisite Lenders.

         Reserve Amount. With respect to any Real Estate Assets or group of Real Estate Assets, a normalized annual reserve for capital expenditures, replacement reserves and leasing costs at the rate of $0.10 per year per square foot of net leasable area contained in all buildings on such Real Estate Assets. When the Reserve Amount is used in computing an amount with respect to a fiscal period which is shorter than a year, said amount shall be appropriately prorated.

         Responsible Officer. With respect to the Company, any one of its Chairman, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, Executive Vice Presidents or Senior Vice Presidents.

         Rouse Kent Joint Venture. A joint venture between Rouse Kent Limited, which is owned by certain senior executives of the Company, and the County of Kent, England to develop a 650-acre, mixed-use park approximately 25 miles southeast of London.

         S&P Rating. The rating for Borrower's senior long-term unsecured debt assigned by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or its successors.

         Secured Indebtedness. All Indebtedness of the Borrower and any of the Related Companies which is secured by a Lien on any Properties.

         Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent or other controlling Person shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Interests.

         Swingline Commitment. The Commitment of the Swingline Lender to make Swingline Loans up to a maximum principal amount of $20,000,000 at any time outstanding. The Swingline Commitment is a portion of, and not in addition to, the Total Commitment.

         Swingline Lender. Fleet or any other Lender as a successor of Swingline Lender.

         Swingline Loan. Any Loan made by the Swingline Lender to the Borrower pursuant to the Swingline Lender's Swingline Commitment.

         Swingline Loan Request. A Loan Request in the form of Exhibit D hereto given by Borrower with respect to a Swingline Loan.

         Swingline Note. The Note from Borrower payable to the Swingline Lender in the principal amount of $20,000,000 as evidence of the Swingline Loans

         Tangible Net Worth. Total Assets minus Total Liabilities minus all intangibles determined in accordance with Generally Accepted Accounting Principles.

         Telerate Page 3750. The display designated as "Page 3750" on the Telerate Service, or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vender for the purpose of displaying British Bankers' Association interest settlement rates for U.S. Dollar deposits.

         Total Assets. The sum of (i) the assets classified as cash and cash equivalents on the consolidated balance sheet of the Borrower prepared in accordance with Generally Accepted Accounting Principles as of the end of the most recent fiscal quarter for which financial statements have been provided pursuant to ss.7.4, plus (ii) the amount determined by taking (a) Adjusted EBITDA for the most recent fiscal quarter for which financial statements have been provided pursuant to ss.7.4; (b) then multiplying by four (4); (c) then subtracting from such annualized Adjusted EBITDA the Reserve Amount for all Real Estate Assets and (d) then dividing such difference by 0.095; plus (iii) development in progress as shown on the consolidated balance sheet of the Borrower prepared in accordance with Generally Accepted Accounting Principles as of the end of the most recent fiscal quarter for which financial statements have been provided pursuant to ss.7.4. Adjusted EBITDA used to compute Total Assets will be computed on a pro forma basis as though any Real Estate Assets acquired or disposed of since the first day of the applicable fiscal quarter had been acquired or disposed of prior to the first day of such fiscal quarter.

         Total Debt. The sum of the following (without duplication): (i) all Indebtedness of the Borrower included in the liabilities portion of the Borrower's balance sheet prepared in accordance with Generally Accepted Accounting Principles as of the end of the most recent fiscal quarter for which financial statements have been provided pursuant to ss.7.4, including, without limitation, the Indebtedness presently shown on the balance sheet line items designated as "mortgage loans", "unsecured notes" and "credit facility" adjusted to reflect any such Indebtedness incurred or repaid between the end of such fiscal quarter and the date of determination, (ii) plus all of Borrower's Indebtedness of a type which is not included on the balance sheet described in clause (i) of this definition, and (iii) to the extent not already included in this definition, the Unconsolidated Entity Percentage of the Indebtedness of each of the Unconsolidated Entities provided, however, that if any such Indebtedness of an Unconsolidated Entity is Recourse Indebtedness, then the full amount of such Indebtedness shall be included in Total Debt rather than only the Unconsolidated Entity Percentage thereof.

         Total GAAP Assets. The aggregate book value of all assets of the Borrower and the Related Companies consolidated and determined in accordance with Generally Accepted Accounting Principles.

         Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time.

         Total Liabilities. The sum of the following (without duplication): (i) all liabilities of the Borrower and the Related Companies consolidated and determined in accordance with Generally Accepted Accounting Principles, (ii) all Indebtedness of the Borrower and the Related Companies whether or not so classified, including, without limitation, all outstanding Loans under this Agreement, and (iii) the balance available for drawing under letters of credit issued for the account of the Borrower or any of the Related Companies.

         Total Operating Cash Flow. With respect to any fiscal period of the Borrower the sum of (i) Funds From Operations minus (ii) the portion of Funds From Operations attributable to Unconsolidated Entities, plus (iii) cash actually distributed to Borrower during such fiscal period from the earnings of any Unconsolidated Entities and not subsequently reinvested by Borrower in such Unconsolidated Entity plus (iv) Interest Expense (excluding capitalized interest and any other portions of Interest Expense which are not deducted in the computation of Funds From Operations) plus (v) Preferred Distributions paid minus (vi) the Reserve Amount for all Real Estate Assets owned by the Borrower or any of the Related Companies, all as determined in accordance with the applicable definitions set forth herein except that Funds From Operations shall be adjusted to remove the effect of recognizing rental income on a straight-line basis over the applicable lease term.

         Type. As to any Loan its nature as a Prime Rate Loan or a LIBOR Rate Loan.

         Unconsolidated Entity. As of any date, any Person in whom the Borrower, the Company or any Related Company holds an Investment, and whose financial results would not be consolidated under Generally Accepted Accounting Principles with the financial statements of the Borrower, if such statements were prepared as of such date. Unconsolidated Entities existing on the date hereof are set forth in Schedule 1.3.

         Unencumbered Development Property. A Real Estate Asset which at the date of determination (i) is 100% owned in fee by Borrower or one of the Co-Borrowers, (ii) is in the process of being improved with one or more industrial or office buildings, including "flex" and warehouse buildings, of a type consistent with the Borrower's business strategy and is classified as "development in progress" on the Borrower's consolidated balance sheet prepared in accordance with Generally Accepted Accounting Principles; (iii) is not directly or indirectly subject to any Lien (other than Permitted Liens) or to any negative pledge agreement or other agreement that prohibits the creation of any Lien thereon; (iv) is a Real Estate Asset with respect to which each of the representations contained in ss.6.18 hereof is true and accurate as of such date of determination; (v) may be legally conveyed separately from any other Real Estate without the need to obtain any subdivision approval, zoning variance or other consent or approval from any unrelated Person, and (vi) is located in the United States, Canada or Europe. Each Real Estate Asset which satisfies the conditions set forth in this definition or with respect to which the Requisite Lenders have granted the necessary waivers pursuant to ss.5.2 shall be deemed to be an Unencumbered Development Property only during such periods of time as Borrower has included the same on the list of Unencumbered Development Properties attached to the most recent Compliance Certificate delivered hereunder, and shall cease to be considered an Unencumbered Development Property on the earlier of (i) the date that 90% of such project is leased (but not prior to the date that a final certificate of occupancy has been issued with respect to such project) or (ii) the first anniversary of the issuance of such certificate of occupancy. Thereafter, such Real Estate Asset may be an Unencumbered Property, assuming that it meets the requirements set forth in the definition of an Unencumbered Property. At no time shall the same Real Estate Asset be counted as both an Unencumbered Property and an Unencumbered Development Property.

         Unencumbered Development Property Value. With respect to any Unencumbered Development Property at any time, the amount related to such property included on the line captioned "development in progress" on the Borrower's balance sheet prepared in accordance with Generally Accepted Accounting Principles.

         Unencumbered Net Operating Income. With respect to any fiscal period of the Borrower, the sum of the Net Operating Income of all Real Estate Assets which were Unencumbered Properties hereunder during such fiscal period, provided, however, there shall be excluded therefrom (i) the amount necessary so that the Net Operating Income of any one Unencumbered Property does not exceed fifteen percent (15%) of Unencumbered Net Operating Income and (ii) the amount necessary so that the aggregate Net Operating Income of all Unencumbered Properties located in Europe does not exceed four percent (4%) of Unencumbered Net Operating Income.

         Unencumbered Property. A Real Estate Asset which at the date of determination, (i) is 100% owned in fee by Borrower or one of the Co-Borrowers,
(ii) is improved with one or more completed industrial or office buildings (including "flex" and warehouse buildings) of a type consistent with the Borrower's business strategy; (iii) is not directly or indirectly subject to any Lien (other than Permitted Liens) or to any negative pledge agreement or other agreement that prohibits the creation of any Lien thereon; (iv) is a Real Estate Asset with respect to which each of the representations contained in ss.6.18 and ss.6.21 hereof is true and accurate as of such date of determination; (v) may be legally conveyed separately from any other Real Estate without the need to obtain any subdivision approval, zoning variance or other consent or approval from an unrelated Person; (vi) is located in the United States, Canada or Europe, and (vii) to the extent requested by the Agent, the Borrower has delivered to the Agent historical operating and leasing information relating to such Unencumbered Property, in form and substance satisfactory to the Agent. Each Real Estate Asset which satisfies the conditions set forth in this definition or with respect to which the Requisite Lenders have granted the necessary waivers pursuant to ss.5.2 shall be deemed to be an Unencumbered Property only during such periods of time as Borrower has included the same on the list of Unencumbered Properties attached to the most recent Compliance Certificate delivered hereunder.

         Unencumbered Property Value. With respect to any Unencumbered Property at any time, an amount computed as follows: (a) the Net Operating Income of such Unencumbered Property for the most recent fiscal quarter of the Borrower for which financial statements have been delivered to the Agent pursuant to ss.7.4;
(b) then multiplying by four (4); (c) then subtracting from such annualized Net Operating Income the Reserve Amount for such Unencumbered Property; and (d) dividing such difference by 0.095. In the event that the Unencumbered Property Value of any Unencumbered Property computed pursuant to the preceding sentence exceeds fifteen percent (15%) of the Value of All Unencumbered Properties as of the end of the most recent fiscal quarter of the Borrower for which financial statements have been delivered to the Agent pursuant to ss.7.4 then the amount in excess of said 15% level will be excluded when computing the Unencumbered Property Value for such Unencumbered Property. With respect to any Unencumbered Property which, during the applicable fiscal quarter, has been acquired by Borrower, Borrower may compute the Unencumbered Property Value for such Unencumbered Property based on a pro forma Net Operating Income for such fiscal quarter, which computation must be approved by the Agent.

         Unsecured Indebtedness. All Indebtedness of Borrower or of any of the Related Companies which is not secured by a Lien on any Properties including, without limitation, the Outstanding Obligations, the Multi-Currency Loans, the Unsecured Term Notes and any Indebtedness evidenced by any bonds, debentures, notes or other debt securities presently outstanding or which may be hereafter issued by Borrower or by the Company. Unsecured Indebtedness shall not include accrued ordinary operating expenses payable on a current basis.

         Unsecured Term Notes. All notes from time to time outstanding under the Indenture dated August 14, 1997 among Borrower, the Company and Bank One Trust Company, N.A. (formerly known as The First National Bank of Chicago), as Trustee, as amended and supplemented through the date hereof and as the same may be further amended or supplemented from time to time.

         Value of All Unencumbered Properties. When determined as of the end of a fiscal quarter, an amount computed as follows: (a) Unencumbered Net Operating Income for such quarter; (b) then multiplying by four (4); (c) then subtracting from such annualized Net Operating Income the Reserve Amount for all Unencumbered Properties; (d) dividing such difference by 0.095 and (e) then adding the aggregate Unencumbered Development Property Value of all of the Unencumbered Development Properties as of the date of determination. When determined as of a date which is during a fiscal quarter based on an updated list of Unencumbered Properties and Unencumbered Development Properties attached to the applicable Compliance Certificate as provided in the last sentence of ss.5.1 or in ss.7.13, the Value of All Unencumbered Properties most recently computed as provided in the preceding sentence of this definition will be adjusted by subtracting the Unencumbered Property Value of the previous Unencumbered Properties and Unencumbered Development Properties which have been deleted from such list and by adding the Unencumbered Property Value of the Unencumbered Properties and Unencumbered Development Properties which have been added to such list. To the extent the aggregate Unencumbered Property Values of the Unencumbered Properties and Unencumbered Development Properties located in Europe exceed four percent (4%) of the Value of All Unencumbered Properties, the amount in excess of said 4% level will be excluded when computing the Value of All Unencumbered Properties and to the extent the aggregate Unencumbered Development Property Value of all of the Unencumbered Development Properties exceeds the lesser of $150,000,000 or ten percent (10%) of the Value of All Unencumbered Properties, the amount in excess of said level will be excluded when computing the Value of all Unencumbered Properties.

         Variable Rate Indebtedness. The Loans and all other Indebtedness of the Borrower which bears interest at a rate which is not fixed either through maturity or for a term of at least thirty-six (36) months from the date that such fixed rate became effective.

          Voting Interests. Stock or similar ownership interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, (a) to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, partnership, trust or other business entity involved, or (b) to control, manage or conduct the business of the corporation, partnership, association, trust or other business entity involved.

         ss.1.2. Rules of Interpretation.

                  (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

                  (b) The singular includes the plural and the plural includes the singular.

                  (c) A reference to any law includes any amendment or modification to such law.

                  (d) A reference to any Person includes its permitted successors and permitted assigns.

                  (e) Accounting terms not otherwise defined herein have the meanings assigned to them by Generally Accepted Accounting Principles applied on a consistent basis by the accounting entity to which they refer and, except as otherwise expressly stated, all use of accounting terms with respect to the Borrower shall reflect the consolidation of the financial statements of Borrower and the Related Companies.

                  (f) The words "include", "includes" and "including" are not limiting.

                  (g) All terms not specifically defined herein or by Generally Accepted Accounting Principles, which terms are defined in the Uniform Commercial Code as in effect in Massachusetts, have the meanings assigned to them therein.

                  (h) Reference to a particular "ss." refers to that section of this Agreement unless otherwise indicated.

                  (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

                  (j) The words "so long as any Loan or Note is outstanding" shall mean so long as such Loan or Note is not indefeasibly paid in full in cash.

ss.2. REVOLVING CREDIT FACILITY.

         ss.2.1. Commitment to Lend; Limitation on Total Commitment. Subject to the provisions of ss.2.5 and the other terms and conditions set forth in this Agreement, each of the Lenders severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Effective Date and the Maturity Date upon notice by the Borrower to the Agent given and approved by the Agent in accordance with ss.2.5, such sums as are requested by the Borrower up to a maximum aggregate principal amount (after giving effect to all amounts requested) such that such Lender's Credit Exposure (excluding the Competitive Bid Loans owed to such Lender) does not exceed such Lender's Commitment, provided that the sum of the Outstanding Obligations (after giving effect to all amounts requested) shall not at any time exceed the Maximum Credit Amount. The Loans under this ss.2.1 shall be made pro rata in accordance with each Lender's Commitment Percentage and the Lenders shall at all times immediately adjust inter se any inconsistency between each Lender's outstanding principal amount thereof and each Lender's Commitment. Each request for a Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in ss.10 or ss.11 (whichever is applicable) have been satisfied on the date of such request and will be satisfied on the proposed Borrowing Date of the requested Loan, provided that the making of such representation and warranty by Borrower shall not limit the right of any Lender not to lend upon a determination by the Requisite Lenders that such conditions have not been satisfied.

         ss.2.2. Changes in Total Commitment.

                  (a) Provided that no Default or Event of Default has occurred and is continuing, the Borrower shall have the option to request an increase in the Total Commitment to not more than $400,000,000 by written notice to the Agent. Upon receipt of such notice, the Agent shall consult with Arranger and shall notify the Borrower of the amount of the arrangement fees to be paid to Arranger and the upfront fees to be paid to any Lenders who provide an Additional Commitment in connection with such increase in the Total Commitment. If the Borrower agrees to pay the arrangement and upfront fees so determined, then the Agent shall send a notice to all Lenders (the "Additional Commitment Request Notice") informing them of the Borrower's request to increase the Total Commitment and of the upfront fees to be paid with respect thereto. Each Lender who desires to provide an Additional Commitment upon such terms shall provide Agent with a written commitment letter specifying the amount of the Additional Commitment by which it is willing to provide prior to such deadline as may be specified in the Additional Commitment Request Notice. If the requested increase is oversubscribed then the Agent and the Arranger shall allocate the Commitment Increase among the Lenders who provide such commitment letters on such basis as the Agent and the Arranger shall determine in their sole discretion. If the Additional Commitments so provided are not sufficient to provide the full amount of the Commitment Increase requested by the Borrower, then the Agent may, but shall not be obligated to, invite one or more Eligible Assignees to become a Lender and provide an Additional Commitment. The Agent shall provide all Lenders with a notice setting forth the amount, if any, of the Additional Commitment to be provided by each Lender and the revised Commitment Percentages which shall be applicable after the effective date of the Commitment Increase specified therein (the "Commitment Increase Date").

                  (b) On the Commitment Increase Date the outstanding principal balance of the Loans shall be reallocated among the Lenders such that after the Commitment Increase Date the outstanding principal amount of Loans owed to each Lender shall be equal to such Lender's Commitment Percentage (as in effect after the Commitment Increase Date) of the outstanding principal amount of all Loans. On the Commitment Increase Date those Lenders whose Commitment Percentage is increasing shall advance the funds to the Agent and the funds so advanced shall be distributed among the Lenders whose Commitment Percentage is decreasing as necessary to accomplish the required reallocation of the outstanding Loans. The funds so advanced shall be Prime Rate Loans until converted to LIBOR Rate Loans which are allocated among all Lenders based on their Commitment Percentages. To the extent such reallocation results in certain Lenders receiving funds which are applied to LIBOR Loans prior to the last day of the applicable Interest Period, then the Borrower shall pay to the Agent for the account of the affected Lenders the LIBOR Prepayment Fee which shall be determined separately for each such Lender in the manner set forth in ss.3.3. On the Commitment Increase Date, the Lenders' respective interests in outstanding Letters of Credit shall also be adjusted to reflect the revised Commitment Percentages. Upon request from any Lender whose interest in an outstanding Letter of Credit is so increasing, the Borrower will pay additional Letter of Credit fees for the amount of such increase at the rate provided in ss.2.9(c) prorated for the period from the Commitment Increase Date until the expiration of the applicable Letter of Credit.

                  (c) The Borrower shall have the right at any time upon at least ten (10) Business Days' prior written notice to the Agent, to reduce by $1,000,000 or an integral multiple of $1,000,000 in excess thereof the unborrowed portion of the then Total Commitment, provided that the Total Commitment shall not be reduced to less than $200,000,000, whereupon the Commitments of the Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages by the amount specified in such notice. Upon the effective date of any such reduction, the Borrower shall pay to the Agent for the respective accounts of the Lenders the full amount of any Facility Fee then accrued on the amount of the reduction. No reduction of the Commitments may be reinstated.

                  (d) Upon the effective date of each increase or reduction in the Total Commitment pursuant to this ss.2.2 the parties shall enter into an amendment of this Agreement revising Schedule 1.2 and the Borrower shall execute and deliver to the Agent new Notes for each Lender whose Commitment has changed so that the principal amount of such Lender's Note (not including the Note relating to the Swingline Commitment) shall equal its Commitment. The Agent shall deliver such replacement Notes to the respective Lenders in exchange for the Notes replaced thereby which shall be surrendered by such Lenders. Such new Notes shall provide that they are replacements for the surrendered Notes and that they do not constitute a novation, shall be dated as of the Commitment Increase Date or the effective date of such reduction in the Total Commitment, as applicable, and shall otherwise be in substantially the form of the replaced Notes. Within five (5) days of issuance of any new Notes pursuant to this ss.2.2(d), the Borrower shall deliver an opinion of counsel, addressed to the Lenders and the Agent, relating to the due authorization, execution and delivery of such new Notes and the enforceability thereof, in form and substance satisfactory to the Lenders. The surrendered Notes shall be canceled and returned to the Borrower.

         ss.2.3. The Notes. The Loans under the Facility shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A hereto (each a "Note"), and completed with appropriate insertions and there shall also be a Swingline Note payable to the order of the Swingline Lender in the principal amount of the Swingline Commitment. One or more Notes shall be payable to the order of each Lender in an aggregate principal amount equal to such Lender's Commitment. The Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Borrowing Date of any Loan or at the time of receipt of any payment of principal on such Lender's Note, an appropriate notation on such Lender's Record reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on such Lender's Record shall (absent manifest error) be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on the Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Note to make payments of principal of or interest on any Note when due. Upon receipt of an affidavit of an officer of any Lender as to the loss, theft, destruction or mutilation of its Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

         ss.2.4. Interest on Loans.

                  (a) Each Prime Rate Loan shall bear interest for the period commencing with the Borrowing Date thereof and ending on the last day of the Interest Period with respect thereto at the rate equal to the Prime Rate.

                  (b) Each LIBOR Rate Loan shall bear interest for the period commencing with the Borrowing Date thereof and ending on the last day of the Interest Period with respect thereto at the rate equal to the Applicable LIBOR Margin (or, with respect to Competitive Bid Loans, the applicable Competitive Bid Margin) per annum above the LIBOR Rate determined for such Interest Period.

                  (c) The Borrower unconditionally promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

         ss.2.5. Requests for Loans.

                  (a) The Borrower shall give to the Agent written notice in the form of Exhibit B hereto of each Loan requested hereunder (a "Loan Request") no later than 11:00 a.m. (Boston time) on (a) the Business Day prior to the proposed Borrowing Date of any Prime Rate Loan other than a Swingline Loan and
(b) two (2) LIBOR Business Days prior to the proposed Borrowing Date of any LIBOR Rate Loan. Each such notice shall specify (i) the principal amount of the Loan requested, (ii) the proposed Borrowing Date of such Loan, (iii) the Interest Period for such Loan, and (iv) the Type of such Loan, and shall be accompanied by a statement in the form of Exhibit C hereto signed by a Responsible Officer setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.9.1 through ss.9.8 hereof after giving effect to such requested Loan (a "Compliance Certificate"). Within one
(1) Business Day after receipt of a Loan Request, the Agent shall provide to each of the Lenders by facsimile a copy of such Loan Request and accompanying Compliance Certificate and each Lender shall, within 24 hours thereafter, notify the Agent if it believes that any of the conditions contained in ss.11 of this Agreement has not been met or waived. If such a notice is given the Requisite Lenders shall promptly determine whether all of the conditions contained in ss.11 of this Agreement have been met or waived. If no such notice is given by any Lender or if following such notice the Requisite Lenders determine that the conditions contained in ss.11 have been met or waived, each of the Lenders shall be obligated to fund its Commitment Percentage of the requested Loans. Each such Loan Request shall be irrevocable and binding on the Borrower and the Borrower shall be obligated to accept the Loan requested from the Lenders on the proposed Borrowing Date. Each Loan Request shall be in a minimum aggregate amount of $3,000,000 or an integral multiple of $1,000,000 in excess thereof.

                  (b) Notwithstanding anything contained in ss.2.5 (a) to the contrary, in the event that the making of a requested Loan would cause non-compliance with any of the covenants contained in ss.9.1 through ss.9.7 hereof, the Agent may, in its sole discretion, reduce the amount of the Loan Request to an amount which would enable the Borrower to maintain compliance with such otherwise defaulted covenant or covenants and Borrower shall accept the Loan made pursuant to such reduced Loan Request.

         ss.2.6. Conversion Options.

                  (a) The Borrower may elect from time to time to convert any outstanding Loan to a Loan of another Type, provided that (i) with respect to any such conversion of a LIBOR Rate Loan to a Prime Rate Loan, the Borrower shall give the Agent written notice of such election no later than 11:00 a.m. (Boston time) on the Business Day prior to the conversion; (ii) with respect to any such conversion of a LIBOR Rate Loan into a Prime Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto;
(iii) subject to the further proviso at the end of this section and subject to ss.2.6(b) and ss.2.6(d) hereof, with respect to any such conversion of a Prime Rate Loan to a LIBOR Rate Loan, the Borrower shall give the Agent written notice of such election no later than 11:00 a.m. (Boston time) at least two (2) LIBOR Business Days prior to the conversion and (iv) no Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made, each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its LIBOR Lending Office, as the case may be. All or any part of outstanding Loans of any Type may be converted as provided herein, provided further that each Conversion Request relating to the conversion of a Prime Rate Loan to a LIBOR Rate Loan shall be for an amount equal to $3,000,000 or an integral multiple of $1,000,000 in excess thereof and shall be irrevocable by the Borrower.

                  (b) Any Loans of any Type may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in ss.2.6 (a); provided that no LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing but shall be automatically converted to a Prime Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which the officers of the Agent active upon the Borrower's account have actual knowledge.

                  (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any Loan, such Loan shall be automatically converted to a Prime Rate Loan at the end of the applicable Interest Period.

                  (d) The Borrower may not request a LIBOR Rate Loan pursuant to ss.2.5, elect to convert a Prime Rate Loan to a LIBOR Rate Loan pursuant to ss.2.6(a) or elect to continue a LIBOR Rate Loan pursuant to ss.2.6(b) if, after giving effect thereto, there would be greater than eight (8) LIBOR Rate Loans outstanding. Any Loan Request for a LIBOR Rate Loan that would create greater than eight (8) LIBOR Rate Loans outstanding shall be deemed to be a Loan Request for a Prime Rate Loan.

         ss.2.7. Funds for Loans.

                  (a) Subject to ss.2.5 and other provisions of this Agreement, not later than 1:00 p.m. (Boston time) on the proposed Borrowing Date of any Loans, each of the Lenders will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Lender's Commitment Percentage of the amount of the requested Loans. Upon receipt from each Lender of such amount, and upon receipt of the documents required by ss.ss.10 or 11 (whichever is applicable) and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Loans made available to the Agent by the Lenders. The failure or refusal of any Lender to make available to the Agent at the aforesaid time and place on any Borrowing Date the amount of its Commitment Percentage of the requested Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Agent the amount of such other Lender's Commitment Percentage of any requested Loans but shall not obligate any other Lender or Agent to fund more than its Commitment Percentage of the requested Loans or to increase its Commitment Percentage.

                  (b) The Agent may, unless notified to the contrary by any Lender prior to a Borrowing Date, assume that such Lender has made available to the Agent on such Borrowing Date the amount of such Lender's Commitment Percentage of the Loans to be made on such Borrowing Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Lender makes available to the Agent such amount on a date after such Borrowing Date, such Lender shall pay to the Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (ii) the amount of such Lender's Commitment Percentage of such Loans, times (iii) a fraction, the numerator of which is the number of days or portion thereof that elapsed from and including such Borrowing Date to the date on which the amount of such Lender's Commitment Percentage of such Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Lender.

         ss.2.8     Swingline Loans.

         (a) Subject to the provisions of this ss. 2.8 and the other terms and conditions set forth in this Agreement, the Swingline Lender agrees to lend to the Borrower and the Borrower may borrow, repay and reborrow from time to time between the Effective Date and the date which is thirty (30) days prior to the Maturity Date, such sums as are requested by Borrower up to a maximum aggregate principal amount of Swingline Loans outstanding (after giving effect to all amounts requested) at any one time equal to the Swingline Commitment, provided that the Outstanding Obligations, including the outstanding amount of Swingline Loans (after giving effect to all amounts requested) shall not at any time exceed the Maximum Credit Amount. All Swingline Loans will be Prime Rate Loans.

         (b) The Borrower shall give to the Agent a Swingline Loan Request no later than 11:00 a.m. (Boston time) on the proposed Borrowing Date for any Swingline Loan. Each such Swingline Loan Request shall be irrevocable and binding on the Borrower and the Borrower shall be obligated to accept the Swingline Loan requested from the Swingline Lender on the proposed Borrowing Date. Each Swingline Loan Request shall be in a minimum aggregate amount of $50,000 or in integral multiple of $50,000 in excess thereof. Unless the Swingline Lender determines that certain of the conditions contained in ss.11 of this Agreement have not been met or waived as of the proposed Borrowing Date, then the Swingline Lender will make available to the Agent, and the Agent will make available to the Borrower, the aggregate amount of the Swingline Loans so requested before the close of business on the Borrowing Date. The Borrower agrees to repay each Swingline Loan within seven (7) Business Days after the Borrowing Date thereof. The funds used to repay such Swingline Loan may be from Loans made pursuant to ss.2.1, or with other funds of the Borrower, but the Borrower may not use the proceeds of one Swingline Loan to repay a previous Swingline Loan. The Borrower and the Lenders agree that upon written demand by the Swingline Lender (which may be given at any time and shall be deemed given if any Swingline Loan is not repaid on the date required by this Agreement), the Agent shall give each Lender a notice requiring the funding of a Mandatory Prime Rate Loan for the purpose of repaying a Swingline Loan. Within one (1) business day after receipt of such notice from the Agent, each Lender shall be obligated to fund its Commitment Percentage of the Mandatory Prime Rate Loan. Upon the funding of such Mandatory Prime Rate Loan, the Agent shall forward the proceeds thereof to the Swingline Lender to repay the applicable Swingline Loan. Each Lender shall be obligated to fund its Commitment Percentage of Mandatory Prime Rate Loans hereunder regardless of whether or not all of the conditions contained in ss.11 of this Agreement have been met or waived and even if the funding is to take place after the Maturity Date.

         (c) In the event that a Mandatory Prime Rate Loan cannot be made on the date required in the paragraph (b) above, upon written demand by the Swingline Lender, each other Lender shall purchase from the Swingline Lender a participating interest in the outstanding Swingline Loan in an amount equal to such other Lender's Commitment Percentage of such outstanding Swingline Loan as of the date of such purchase. Each Lender agrees to purchase its Commitment Percentage of each Swingline Loan within one (1) business day after such demand therefor is made by the Swingline Lender and on such date of purchase, an amount equal to such Lender's Commitment Percentage of the outstanding principal amount of the Swingline Loan to be purchased by such Lender shall be advanced to the Agent and upon receipt of such funds the Agent shall transfer such funds to the Swingline Lender. Upon any sale by the Swingline Lender to any other Lender of a participating interest in any Swingline Loan pursuant to this paragraph, the Swingline Lender represents and warrants to such other Lender that the Swingline Lender is the legal and beneficial owner of the interest being sold by it, free and clear of any liens, but makes no other representation or warranty. Except for such representation and warranty, the Swingline Lender shall have no responsibility or liability to any other Lender with respect to the Swingline Loans or the participation therein so sold, and no Lender shall have any recourse against the Swingline Lender with respect to such Swingline Loans or participation therein, except that the Swingline Lender shall pay to each Lender that purchases a participation interest in Swingline Loans pursuant to this paragraph such Lender's ratable share of the payments, if any, actually received by the Swingline Lender on account of such Swingline Loans. If and to the extent that any Lender does not so advance the purchase price for such participation interest as required by this paragraph, such Lender agrees to pay to the Agent, for the account of Swingline Lender, on demand an amount computed in the same manner as the amount due to the Agent from a Lender which has made available funds for loans after the Borrowing Date thereof pursuant to ss.2.7(b).

         ss.2.9. Letters of Credit.

         (a) Up to $30,000,000 of the Commitments may be used by Borrower for the issuance of Letters of Credit by the Agent for the account of the Borrower subject to the terms and conditions set forth herein. Each Letter of Credit shall be denominated in Dollars and shall be a standby letter of credit issued to support the obligations of Borrower in connection with any purposes for which the proceeds of the Loans may be used pursuant to ss.7.11. Each Letter of Credit shall have an initial term of not more than one (1) year, and shall expire no later than five (5) Business Days prior to the Maturity Date. Although the Agent shall be the issuing bank of the Letter of Credit, each Lender hereby accepts for its own account and risk an undivided interest equal to its Commitment Percentage in the Agent's obligations and rights under each Letter of Credit issued hereunder. Each Lender unconditionally and irrevocably agrees with the Agent that, if a draft is paid under any Letter of Credit, such Lender shall promptly pay to the Agent an amount equal to such Lender's Commitment Percentage of the amount of such draft or any part thereof. Upon the issuance of each Letter of Credit hereunder, there shall be reserved from each Lender's Commitment an amount equal to such Lender's Commitment Percentage of the stated amount of the Letter of Credit. Such reserved amounts shall remain in place and shall be unavailable for borrowing under ss.2.1 until the date that the Letter of Credit expires, is fully drawn or is terminated.

         (b) The Borrower shall give to the Agent a written notice in the form of Exhibit F hereto of each Letter of Credit requested hereunder (a "Letter of Credit Request") no less than five (5) Business Days prior to the proposed issuance date of the requested Letter of Credit. Each Letter of Credit Request shall specify (i) the name and address of the beneficiary of the requested Letter of Credit, (ii) the stated amount of the requested Letter of Credit,
(iii) the proposed issuance date and expiration date of the requested Letter of Credit, (iv) the proposed form of the requested Letter of Credit, and (v) the permitted purpose for which the Letter of Credit will be used, and shall be accompanied by a Compliance Certificate in the form of Exhibit C hereto signed by a Responsible Officer setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.9 hereof after including in the Outstanding Obligations the stated amount of the requested Letter of Credit. The Agent may also require that the Borrower complete its standard letter of credit application in the form of Exhibit G attached hereto, as such standard form may be revised from time to time, and submit the same together with the Letter of Credit Request. Within two (2) Business Days after receipt of a Letter of Credit Request, the Agent shall provide to each of the Lenders by facsimile a copy of such Letter of Credit Request and accompanying Compliance Certificate and each Lender shall, within 24 hours thereafter, notify the Agent if it believes that any of the conditions contained in ss.11 of this Agreement has not been met or waived such that a Loan in an amount equal to the stated amount of the requested Letter of Credit could be made on the proposed issuance date of such Letter of Credit. If such a notice is given the Requisite Lenders shall promptly determine whether all of the conditions contained in ss.11 of this Agreement have been met or waived. If no such notice is given by any Lender or if following such notice the Requisite Lenders determine that the conditions contained in ss.11 have been met or waived, and if the Agent determines, in its discretion, that it is willing to issue the requested Letter of Credit, and that it is satisfied with the proposed form thereof, the Letter of Credit shall be issued by the Agent and each of the Lenders shall then be obligated to the Agent with respect to its Commitment Percentage of the Letter of Credit as provided above in ss.2.9(a).

         (c) On or before the issuance date of any requested Letters of Credit, the Borrower shall pay to the Agent for its own account an issuance fee equal to one-eighth percent (.125%) of the stated amount of the Letter of Credit. On or before the date of any renewal or extension of a Letter of Credit, the Borrower shall pay to the Agent for its own account a renewal fee equal to five-hundredths percent (.05%) of the stated amount of the Letter of Credit. The Borrower shall pay to the Agent for the account of the Lenders a Letter of Credit fee equal to the then prevailing Applicable LIBOR Margin per annum of the stated amount of the Letter of Credit, which Letter of Credit fee shall be due and payable on the issuance date of the Letter of Credit and on the date of each renewal or extension thereof, and shall be prorated for any partial year based on a 360-day year and paid for the actual number of days between the issuance date and the expiration date of such Letter of Credit. Promptly after its receipt thereof the Agent shall distribute such Letter of Credit fee to the Lenders pro-rata in accordance with their respective Commitment Percentages. Such fees shall be nonrefundable and shall not be further prorated in the event that the Letter of Credit terminates prior to its scheduled expiration date. The Borrower also agrees to reimburse the Agent for all reasonable fees, costs, expenses and disbursements of the Agent in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

         (d) On or promptly after each Drawing Date the Agent shall notify the Lenders and the Borrower of the amount of the draft paid by the Agent on such Drawing Date. The payment of a draft under a Letter of Credit shall constitute an advance of a Mandatory Prime Rate Loan which shall bear interest as a Prime Rate Loan from the Drawing Date. On the Drawing Date each Lender shall make available to the Agent in immediately available funds its Commitment Percentage of the amount of the Mandatory Prime Rate Loan so advanced upon such payment of a draft under the Letter of Credit. If the Agent receives such funds from any Lender on a date after the Drawing Date, such Lender will be entitled to distribution pursuant to ss.14.5 of its pro rata share of interest paid by Borrower on such Mandatory Prime Rate Loan accrued from the Drawing Date, but such Lender shall pay to the Agent on demand an amount computed in the same manner as the amount due to the Agent from a Lender which has made available funds for loans after the Borrowing Date thereof pursuant to ss.2.7(b). Each Lender's obligation to fund its Commitment Percentage of Mandatory Prime Rate Loans arising from the payment of a draft under a Letter of Credit shall not be subject to the satisfaction of the conditions set forth in ss.11. Within three
(3) Business Days after each Drawing Date, the Borrower shall deliver to the Agent a written explanation of the facts and circumstances relating to such drawing and a Compliance Certificate and any other information requested by the Agent for the purpose of allowing the Lenders to determine whether the drawing or related events have resulted in a Default or Event of Default. The Agent shall promptly provide copies of such explanation and information to the Lenders. In the event that a Mandatory Prime Rate Loan cannot be made on the date required in this paragraph, upon written demand by the Agent, each other Lender shall purchase from the Agent a participating interest in the unreimbursed draft paid pursuant to such Letter of Credit in an amount equal to such other Lender's Commitment Percentage of such unreimbursed draft. Each Lender agrees to purchase its Commitment Percentage of such unreimbursed draft within one (1) Business Day after such demand therefor is made by the Agent and on such date of purchase, an amount equal to such Lender's Commitment Percentage of the such unreimbursed draft to be purchased by such Lender shall be advanced to the Agent.

         (e) The Borrower's obligations under this ss. 2.9 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Lender or any beneficiary of a Letter of Credit. The Borrower also agrees that the Agent shall not be responsible for, and the Borrower's reimbursement obligations hereunder shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Agent shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors, omissions, interruptions or delays caused by the Agent's gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by the Agent under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and Practices for Documentary Credits as the same may be amended from time to time, shall be binding on the Borrower and shall not result in any liability of the Agent to the Borrower.

         (f) In the event that any Letters of Credit are in effect at the time of an acceleration of the maturity of the Loans pursuant to ss.12.1, the amounts which shall thereupon become immediately due and payable by the Borrower shall include a sum equal to the aggregate stated amount of such then effective Letters of Credit. Such sum shall be deposited in a cash collateral account to be opened by the Agent which shall be under the sole dominion and control of the Agent. The Borrower hereby grants to the Agent, for the benefit of the Lenders, as security for the Obligations a first priority security interest in such cash collateral account and all deposits at any time therein and the proceeds thereof and the Borrower shall execute and deliver such documents and take all actions as may be required to create and maintain a valid and perfected first priority Lien on such cash collateral account in favor of the Agent. Borrower acknowledges that the Agent shall be deemed to be in control of such cash collateral account as required for perfection of said security interest under
Article 9 of the Uniform Commercial Code. Amounts held in such cash collateral account shall be applied by the Agent on each Drawing Date thereafter to pay any drafts presented pursuant to the Letters of Credit. After all Letters of Credit have been fully drawn upon, expired or otherwise terminated, any balance remaining in such cash collateral account shall be applied in the same manner as enforcement proceeds under ss.12.4.

         ss.2.10. Competitive Bid Loans. In addition to the Revolving Credit Loans and Swingline Loans made pursuant to ss.2 hereof, the Borrower may from time to time request Competitive Bid Loans pursuant to the terms of this ss.2.10, provided that at no time shall the aggregate principal amount of Competitive Bid Loans outstanding at any time exceed the lesser of (a) the Total Commitment minus the Outstanding Obligations or (b) $150,000,000. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept such offers in the manner set forth in this ss.2.10.

                  (a) The obligation of the Borrower to repay the outstanding principal amount of any and all Competitive Bid Loans, plus interest at the sum of the Competitive Bid Margin plus the applicable LIBOR Rate accrued thereon, shall be evidenced by this Credit Agreement and by individual loan accounts (the "Competitive Bid Loan Accounts" and individually, a "Competitive Bid Loan Account") maintained by the Agent on its books for each of the Lenders, it being the intention of the parties hereto that the Borrower's obligations with respect to Competitive Bid Loans are to be evidenced only as stated herein and not by separate promissory notes and shall hereby constitute an absolute promise to pay when due, without notice, demand, presentment or setoff.

                  (b) The Borrower irrevocably authorizes the Agent to make or cause to be made, in connection with a Borrowing Date of any Competitive Bid Loan or at the time of receipt of any payment of principal on the applicable Lender's Competitive Bid Loan Account an appropriate notation, reflecting the making of the Competitive Bid Loan or the receipt of such payment. The outstanding amount of the Competitive Bid Loans set forth on the Agent's records, as applicable, shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount shall not limit or otherwise affect the obligations of the Borrower hereunder to make payments of principal of or interest on any Competitive Bid Loan when due.

                  (c) When the Borrower wishes to request offers to make Competitive Bid Loans under this ss.2.10, it shall transmit to the Agent by facsimile a Competitive Bid Quote Request substantially in the form of Exhibit H hereto (a "Competitive Bid Quote Request") so as to be received no later than 11:00 a.m. (Boston time) four (4) Business Days prior to the requested Borrowing Date, specifying:

                           (A) the requested Borrowing Date (which must be a
Business Day);

                           (B) the aggregate amount of such Competitive Bid
Loans, which shall be $5,000,000 or
a larger multiple of $1,000,000; and

                           (C) the duration of the Interest Period applicable
thereto, subject to the provisions
of the definition of Interest Period;

The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period in a single Competitive Bid Quote Request. No new Competitive Bid Quote Request shall be given until the Borrower has notified the Agent of its acceptance or non-acceptance of the Competitive Bid Quotes relating to any outstanding Competitive Bid Quote Request.

                  (d) Promptly upon receipt of a Competitive Bid Quote Request, the Agent shall send to the Lenders by telecopy or facsimile transmission an Invitation for Competitive Bid Quotes substantially in the form of Exhibit I hereto, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes in accordance with this ss.2.10.

                  (e) Each Lender may, but shall be under no obligation to, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Competitive Bid Quote Request. Each Competitive Bid Quote must comply with the requirements of this ss.2.10 (e) and must be submitted to the Agent by facsimile transmission not later than 10:00 a.m. (Boston time) on the third LIBOR Business Day prior to the proposed Borrowing Date, provided that Competitive Bid Quotes may be submitted by the Agent in its capacity as a Lender only if it submits its Competitive Bid Quote to the Borrower not later than one hour prior to the deadline for the other Lenders. Subject to the provisions of ss.ss.10 and 11 hereof, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

                  (f) Each Competitive Bid Quote shall be in substantially the form of Exhibit J hereto and shall in any case specify:

                           (i) the proposed Borrowing Date;

                           (ii) the principal amount of the Competitive Bid Loan
for which each proposal is
being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Lender, (x) must be $1,000,000 or a larger multiple of $500,000, (y) may not exceed the aggregate principal amount of Competitive Bid Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Competitive Bid Loans for which offers being made by such quoting Lender may be accepted;

                           (iii) the Interest Periods for which Competitive Bid
Quotes are being submitted;

                           (iv) the margin above or below the applicable LIBOR
Rate (the "Competitive Bid
Margin") offered for each such Competitive Bid Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such LIBOR Rate; and

                           (v) the identity of the quoting Lender.

A Competitive Bid Quote may include up to five (5) separate offers by the quoting Lender with respect to each Interest Period specified in the related Invitation for Competitive Bid Quotes.

                  (g) Any Competitive Bid Quote shall be disregarded if it:

                           (i) is not substantially in the form of Exhibit J
hereto;

                           (ii) contains qualifying, conditional or similar
language;

                           (iii) proposes terms other than or in addition to
those set forth in the applicable
Invitation for Competitive Bid Quotes; or

                           (iv) arrives after the time set forth in ss.2.10 (e)
hereof.

                  (h) The Agent shall promptly notify the Borrower of the terms
(a) of any Competitive Bid Quote submitted by a Lender that is in accordance with ss.2.10 (e) and (b) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote is submitted solely to correct a manifest error in such former Competitive Bid Quote and was received by the Agent within the time period required in ss.2.10 (e) for receipt of Competitive Bid Quotes. The Agent's notice to the Borrower shall specify (i) the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request, (ii) the respective principal amounts and Competitive Bid Margins so offered, and the identity of the respective Lenders submitting such offers, and (iii) if applicable, limitations on the aggregate principal amount of Competitive Bid Loans for which offers in any single Competitive Bid Quote may be accepted.

                  (i) Not later than 4:00 p.m. (Boston time) on the third Business Day prior to the proposed Borrowing Date, the Borrower shall notify the Agent of its acceptance or non-acceptance of each Competitive Bid Quote in substantially the form of Exhibit K hereto. The Borrower may accept any Competitive Bid Quote in whole or in part; provided that:

                           (i) the aggregate principal amount of each
Competitive Bid Loan may not exceed the
applicable amount set forth in the related Competitive Bid Quote Request;

                           (ii) acceptance of offers may only be made on the
basis of ascending Competitive Bid
Margins, and

                           (iii) the Borrower may not accept any offer that is
described in ss.2.10 (g) or that
otherwise fails to comply with the requirements of this Agreement.

The Agent shall promptly notify each Lender which submitted a Competitive Bid Quote of the Borrower's acceptance or non-acceptance thereof. At the request of any Lender which submitted a Competitive Bid Quote, the Agent will promptly notify all Lenders which submitted Competitive Bid Quotes of the aggregate principal amount of, and the range of Competitive Bid Margins of, the accepted Competitive Bid Loans for each requested Interest Period.

                  (j) If offers are made by two (2) or more Lenders with the same Competitive Bid Margin for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers at such Competitive Bid Margin are accepted shall be allocated by the Agent among such Lenders as nearly as possible (in such multiples, not less than $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determination by the Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error.

                  (k) If, on or prior to the Borrowing Date of any Competitive Bid Loan, the Total Commitment has not terminated in full and if, on such Borrowing Date, the applicable conditions of ss.ss.10 and 11 hereof are satisfied, and the Agent shall have received a Compliance Certificate, the Lender or Lenders whose offers the Borrower has accepted will fund each Competitive Bid Loan so accepted. Not later than 1:00 p.m. (Boston time) on such Borrowing Date, each such Lender or Lenders will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Lender's Competitive Bid Loans. Upon receipt from each such Lender of such amount, the Agent will make available to the Borrower the aggregate amount of such Loans made available to the Agent by the Lenders.

                  (l) The principal of each Competitive Bid Loan shall become absolutely due and payable by the Borrower on the last day of the Interest Period relating thereto, and the Borrower hereby absolutely and unconditionally promises to pay to the Agent for the account of the relevant Lenders at or before 1:00 p.m. (Boston time) on the last day of the Interest Periods relating thereto the principal amount of all such Competitive Bid Loans, plus interest thereon at the sum of the applicable Competitive Bid Margin specified in the applicable Competitive Bid Quotes plus the applicable LIBOR Rate. Interest on the Competitive Bid Loans shall be payable (a) on the last day of the applicable Interest Periods, and if any such Interest Period is longer than three months, also on the last day of the third month following the commencement of such Interest Period, and (b) on the Maturity Date for all Loans. Subject to the terms of this Credit Agreement, the Borrower may make Competitive Bid Quote Requests with respect to new borrowings of any amounts so repaid prior to the Maturity Date. The provisions of ss.2.6 shall not apply to Competitive Bid Loans.

         ss.3. REPAYMENT OF THE LOANS.

         ss.3.1. Maturity. The Borrower and the Co-Borrowers, jointly and severally, unconditionally promise to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all of the Loans outstanding on such date, together with any and all accrued and unpaid interest and charges thereon. Provided that no Default or Event of Default has occurred and is continuing (either at the time of exercise of the option or at the original Maturity Date), the Borrower shall have one (1) option to extend the Maturity Date for one (1) year by written notice to the Agent not earlier than ninety (90) days prior to the original Maturity Date and not later than thirty
(30) days prior to the original Maturity Date. Such written notice must be accompanied by payment to the Agent of an extension fee at the rate of 0.25% of the Total Commitment, which fee shall be distributed by the Agent to each Lender in accordance with such Lender's respective Commitment.

         ss.3.2. Mandatory Repayments of Loan. If at any time the sum of the Outstanding Obligations exceeds the Maximum Credit Amount, then the Borrower (or one of the Co-Borrowers) shall immediately pay the amount of such excess to the Agent for the respective accounts of the Lenders for application to the Loans. If no Event of Default is then existing, the Borrower may designate which Loans are to be repaid therewith. The Borrower shall repay Swingline Loans on or before the date required under ss.2.8. The Borrower shall repay Competitive Bid Loans on or before the date required under ss.2.10 (l).

         ss.3.3. Optional Repayments of Loans. The Borrower shall have the right, at its election, to repay the outstanding amount of the Loans, as a whole or in part, on any Business Day, without penalty or premium; provided that the full or partial prepayment of the outstanding amount of any LIBOR Rate Loans made pursuant to this ss.3.3 may be made only on the last day of the Interest Period relating thereto, except as set forth below in this ss.3.3. The Borrower shall give the Agent prior written notice of any prepayment pursuant to this ss.3.3 no later than 10:00 a.m., Boston time, on (i) the same Business Day as prepayment of any Prime Rate Loans, or (ii) the day which is two (2) LIBOR Business Days prior to any proposed repayment of any LIBOR Rate Loans, specifying the proposed date of payment of Loans and the principal amount to be paid. The Agent shall promptly notify each Lender of the principal amount of such payment to be received by such Lender. Each such partial prepayment of the Loans shall be in an integral multiple of $1,000,000 and, to the extent requested by the Agent, shall be accompanied by the payment of all charges outstanding on all Loans and of accrued interest on the principal repaid to the date of payment. The principal payments so received shall be applied first to the principal of Swingline Loans, next to the principal of Prime Rate Loans other than Swingline Loans and then to the principal of LIBOR Rate Loans. Notwithstanding anything contained herein to the contrary, the Borrower may make a full or partial prepayment of a LIBOR Rate Loan on a date other than the last day of the Interest Period relating thereto, if all optional prepayments (in whole or in part) on such Loans shall be accompanied by, and the Borrower hereby promises to pay, a prepayment fee in an amount determined by the Agent in the following manner:

                  (a) LIBOR Prepayment Fee. Borrower acknowledges that prepayment or acceleration of a LIBOR Rate Loan during an Interest Period shall result in the Lenders incurring additional costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities. (For all purposes of this Section, any Loan not being made as a LIBOR Rate Loan in accordance with the Loan Request therefor, as a result of Borrower's cancellation thereof, shall be treated as if such LIBOR Rate Loan had been prepaid.) Therefore, on the date a LIBOR Rate Loan is prepaid or the date all sums payable hereunder become due and payable, by acceleration or otherwise ("Prepayment Date"), Borrower will pay to Agent, for the account of each Lender, (in addition to all other sums then owing), an amount ("LIBOR Prepayment Fee") determined by the Agent as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the end of the Interest Period as to which prepayment is made, shall be subtracted from the interest rate applicable to the LIBOR Rate Loan being prepaid. If the result is zero or a negative number, there shall be no LIBOR Prepayment Fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the LIBOR Rate Loan being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the Interest Period as to which the prepayment is being made. The resulting amount shall be the LIBOR Prepayment Fee.

                  (b) Upon the written notice to Borrower from Agent, Borrower shall immediately pay to Agent, for the account of the Lenders, the LIBOR Prepayment Fee. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the parties hereto.

                  (c) Borrower understands, agrees and acknowledges the following: (i) no Lender has any obligation to purchase, sell and/or match funds in connection with the use of the LIBOR Rate as a basis for calculating the rate of interest on a LIBOR Rate Loan; (ii) the LIBOR Rate is used merely as a reference in determining such rate; and (iii) Borrower has accepted the LIBOR Rate as a reasonable and fair basis for calculating such rate and a LIBOR Prepayment Fee. Borrower further agrees to pay the LIBOR Prepayment Fee, if any, whether or not a Lender elects to purchase, sell and/or match funds.

                  (d) Except with the prior consent of the Agent, the Borrower shall not prepay any Loans hereunder while there are outstanding Multi-Currency Loans that are denominated in Dollars. Notwithstanding the foregoing, when an Event of Default has occurred and is continuing, payments shall be applied between the Loans hereunder and the Multi-Currency Loans as provided in the Intercreditor Agreement of even date herewith among the Lenders and the Agent.

         ss.4. CERTAIN GENERAL PROVISIONS.

         ss.4.1. Fees. On the Effective Date, the Borrower shall pay to Fleet and Arranger the fees in the amounts specified in the Fee Agreement among Fleet, the Arranger and the Borrower dated January 14, 2003. Fleet shall be responsible for the upfront fees which it has agreed to pay to the other Lenders, as set forth in the commitment letters from such other lenders to the Arranger and accepted by the Arranger.

         ss.4.2. Facility Fee. The Borrower shall pay to the Agent for the accounts of the Lenders a Facility Fee equal to the sum of each Lender's Commitment multiplied by the Applicable Facility Fee per annum. The Facility Fee shall be payable on the basis of the applicable annual rate quarterly in arrears on or before the first Business Day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Maturity Date or any earlier date on which the Commitments shall terminate.

         ss.4.3. Funds for Payments.

                  (a) All payments of principal, interest, closing fees, Facility Fees and any other amounts due hereunder (other than as provided in ss.2.2(b), ss.4.1, ss.4.5 and ss.4.6) or under any of the other Loan Documents, and all prepayments, shall be made to the Agent, for the respective accounts of the Lenders, at the Agent's Head Office, in each case in Dollars in immediately available funds.

                  (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory liens, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower shall pay to the Agent, for the account of the Lenders or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Agent to receive the same net amount which the Lenders or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

         ss.4.4. Computations. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to LIBOR Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment. The outstanding amount of the Loans as reflected on the Records from time to time shall (absent manifest error) be considered correct and binding on the Borrower unless within thirty (30) Business Days after receipt by the Agent or any of the Lenders from Borrower of any notice by the Borrower of such outstanding amount, the Agent or such Lender shall notify the Borrower to the contrary.

         ss.4.5. Additional Costs, Etc. If any present or future applicable law which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject any Lender or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Lender's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Agent), or

                  (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender under this Agreement or the other Loan Documents, or

                  (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or Loans by, or commitments of an office of any Lender, or

                  (d) impose on any Lender any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, the Total Commitment, or any class of Loans or commitments of which any of the Loans or the Total Commitment forms a part;

and the result of any of the foregoing is

                  (i) to increase the cost to such Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment, or

                  (ii) to reduce the amount of principal, interest or other amount payable to such Lender or the Agent hereunder on account of the Commitments or any of the Loans, or

                  (iii) to require such Lender or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Lender or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Agent, to the extent permitted by law, such additional amounts as will be sufficient to compensate such Lender or the Agent for such additional cost, reduction, payment or foregone interest or other sum.

         ss.4.6. Capital Adequacy. If any present or future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by banks or bank holding companies and any Lender or the Agent determines that the amount of capital required to be maintained by it is increased by or based upon the existence of the Loans made or deemed to be made pursuant hereto, then such Lender or the Agent may notify the Borrower of such fact, and the Borrower shall pay to such Lender or the Agent from time to time on demand, as an additional fee payable hereunder, such amount as such Lender or the Agent shall determine in good faith and certify in a notice to the Borrower to be an amount that will adequately compensate such Lender or the Agent in light of these circumstances for its increased costs of maintaining such capital. Each Lender and the Agent shall allocate such cost increases among its customers in good faith and on an equitable basis.

         ss.4.7. Certificate. A certificate setting forth any additional amounts payable pursuant to ss.ss.4.5 or 4.6 and a brief explanation of such amounts which are due, submitted by any Lender or the Agent to the Borrower, shall be prima facie evidence that such amounts are due and owing.

         ss.4.8. Indemnity. In addition to the other provisions of this Agreement regarding any such matters, the Borrower agrees to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or reasonable expense (including loss of anticipated profits) that such Lender may sustain or incur as a consequence of (a) a default by the Borrower in payment of the principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense caused by Borrower's breach or other default and arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans, (b) a default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request,
(c) the making of any payment of a LIBOR Rate Loan or the making of any conversion of a LIBOR Rate Loan to a Prime Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such LIBOR Rate Loan and (d) any failure by the Borrower to prepay a LIBOR Loan on the date specified in a prepayment notice given by the Borrower.

         ss.4.9. Default Interest and Late Charges. During any period when an Event of Default has occurred and is continuing, or after the Maturity Date or after judgment has been rendered on any Note, Borrower's right to select LIBOR Loans shall cease and the unpaid principal of all Loans shall, at the option of each Lender bear interest at a rate which is four (4) percentage points per annum greater than that which would otherwise be applicable to Prime Rate Loans. If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, Borrower shall pay to the Agent a late fee equal to five percent (5%) of the required payment.

         ss.4.10. Inability to Determine LIBOR Rate. In the event, prior to the commencement of any Interest Period relating to any LIBOR Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate that would otherwise determine the rate of interest to be applicable to any LIBOR Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower) to the Borrower. In such event (a) any Loan Request with respect to LIBOR Rate Loans shall be automatically withdrawn and shall be deemed a request for Prime Rate Loans, (b) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Prime Rate Loan, and (c) the obligations of the Lenders to make LIBOR Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower.

         ss.4.11. Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain LIBOR Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrower and thereupon (a) the Commitment of such Lender to make LIBOR Rate Loans or convert Loans of another Type to LIBOR Rate Loans shall forthwith be suspended and (b) the LIBOR Rate Loans then outstanding shall be converted automatically to Prime Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay to the Agent for the account of such Lender, upon demand, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this ss.4.11, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder. If, at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by the Lenders as compensation for fees, services or expenses incidental to the making, negotiating or collection of the Loans or the other Obligations, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by any Lender to Borrower under applicable law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal without penalty (including, without limitation, prepayment fees required pursuant to ss.4.3(a) hereof). As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement and the Notes shall be governed by such new law as of its effective date.

         ss.4.12. Replacement of Lenders. If any of the Lenders shall make a notice or demand upon the Borrower pursuant to ss.4.5, ss.4.6, or ss.4.11 based on circumstances or laws which are not generally applicable to the Lenders organized under the laws of the United States or any State thereof, the Borrower shall have the right to replace such Lender with an Eligible Assignee selected by the Borrower and approved by the Agent. In such event the assignment shall take place on a date set by the Agent at which time the assigning Lender and the Eligible Assignee shall enter into an Assignment and Acceptance as contemplated by ss.18.1 (and clause (d) thereof shall not be applicable) and the assigning Lender shall receive from the Eligible Assignee or the Borrower a sum equal to the outstanding principal amount of the Loans owed to the assigning Lender together with accrued interest thereon plus the accrued Facility Fee under ss.4.2 allocated to the assigning Lender, plus all other amounts then due to the assigning Lender hereunder.

         ss.5. UNENCUMBERED PROPERTIES; NO LIMITATION ON RECOURSE.

         ss.5.1. Unencumbered Properties and Unencumbered Development Properties. The Borrower represents and warrants that each of the Real Estate Assets listed on Schedule 1.1 will on the Effective Date either (i) satisfy all of the conditions set forth in the definition of Unencumbered Property or (ii) satisfy all of the conditions set forth in the definition of Unencumbered Development Property. From time to time during the term of this Agreement additional Real Estate Assets may become Unencumbered Properties or Unencumbered Development Properties and certain Real Estate Assets which previously satisfied the conditions set forth in the definition of Unencumbered Property or in the definition of Unencumbered Development Property may cease to be Unencumbered Properties or Unencumbered Development Properties by virtue of property dispositions, creation of Liens or other reasons. There shall be attached to each Compliance Certificate delivered pursuant to ss.7.4(d) or ss.7.13 an updated listing of the Unencumbered Properties and Unencumbered Development Properties relied upon by the Borrower in computing the Value of All Unencumbered Properties and the Unencumbered Net Operating Income stated in such Compliance Certificate. Compliance Certificates delivered pursuant to ss.2.5(a), ss.2.9(b), ss.2.10 (k) or ss.11.1 may, at Borrower's option, include an updated listing of the Unencumbered Properties and Unencumbered Development Properties and shall include such updated listing whenever a redetermination of the Value of All Unencumbered Properties based on such an updated listing would result in a material decrease (from that shown on the most recently delivered Compliance Certificate) in the Value of All Unencumbered Properties by virtue of property dispositions, creation of Liens or other reasons.

         ss.5.2. Waivers by Requisite Lenders. If any Real Estate Asset fails to satisfy any of the requirements contained in the definition of Unencumbered Property or the definition of Unencumbered Development Property then the applicable Real Estate Asset may nevertheless be deemed to be Unencumbered Property or an Unencumbered Development Property hereunder if the Requisite Lenders grant the necessary waivers and vote to accept such Real Estate Asset as an Unencumbered Property or an Unencumbered Development Property.

         ss.5.3. Rejection of Unencumbered Properties and Unencumbered Development Properties. If at any time the Agent determines that any Real Estate Asset listed as an Unencumbered Property or an Unencumbered Development Property by the Borrower does not satisfy all of the requirements of the definition of Unencumbered Property or of Unencumbered Development Property, as applicable (to the extent not waived by the Requisite Lenders pursuant to ss.5.2) it may reject an Unencumbered Property or an Unencumbered Development Property by notice to the Borrower and if the Agent so requests the Borrower shall revise the applicable Compliance Certificate to reflect the resulting change in the Value of All Unencumbered Properties and the Unencumbered Net Operating Income.

         ss.5.4. Change in Circumstances. If at any time during the term of this Agreement Borrower becomes aware that any of the representations contained in ss.6 are no longer accurate with respect to any Unencumbered Property or any Unencumbered Development Property, it will promptly so notify the Agent and either request a waiver pursuant to ss.5.2 or confirm that such Real Estate Asset is no longer an Unencumbered Property or an Unencumbered Development Property. If any waiver so requested is not granted by the Requisite Lenders within ten (10) Business Days the Agent shall reject the applicable Unencumbered Property or Unencumbered Development Property pursuant to ss.5.3.

         ss.5.5. No Limitation on Recourse. The Obligations are full recourse obligations of the Borrower and the Co-Borrowers and, to the extent provided in the Guaranty, of the Company, and all of their respective Real Estate Assets and other properties shall be available for the indefeasible payment in full in cash and performance of the Obligations. Notwithstanding anything to the contrary contained herein, the trustees of Liberty Property Trust shall have no personal liability of any nature under this document. The Agent and the Lenders shall look solely to the assets of Liberty Property Trust to satisfy any liability or recourse against Liberty Property Trust hereunder.

         ss.5.6. Additional Co-Borrowers. If Borrower desires that a Real Estate Asset owned by a Related Company which is not previously a Co-Borrower become an Unencumbered Property or an Unencumbered Development Property, then provided that the applicable Related Company is formed under the laws of one of the United States and is at least 85% owned by Borrower, such Related Company may become a Co-Borrower upon delivery to the Agent of the following, all in form and substance satisfactory to the Agent: (a) a Joinder Agreement in substantially the form of Exhibit L hereto, (b) good standing certificates, general partner certificates, secretary certificates, opinions of counsel and such other documents as may be reasonably requested by the Agent. The Agent shall provide copies of said documents to the Lenders.

         ss.6. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agent and each of the Lenders as follows:

         ss.6.1. Authority; Etc.

                  (a) Organization; Good Standing. The Company (i) is a Maryland real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland, (ii) has all requisite power to own its properties and conduct its business as now conducted and as presently contemplated, and (iii) to the extent required by law is in good standing as a foreign entity and is duly authorized to do business in the States in which the Unencumbered Properties and the Unencumbered Development Properties are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a Materially Adverse Effect. The Borrower is a Pennsylvania limited partnership, and each Co-Borrower is a Pennsylvania limited partnership or a Pennsylvania corporation, and each such entity is duly organized, validly existing and in good standing under the laws of the State of its formation, has all requisite power to own its properties and conduct its business as presently contemplated and is duly authorized to do business in the States in which the Unencumbered Properties and the Unencumbered Development Properties owned by it are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a Material Adverse Effect.

                  (b) Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower or any Co-Borrower is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of the Borrower and each such Co-Borrower,
(ii) have been duly authorized by all necessary proceedings on the part of the

Borrower, such Co-Borrower and the Company as general partner of Borrower, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower, any Co-Borrower or the Company is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower, any Co-Borrower or the Company and (iv) do not conflict with any provision of the Borrower's partnership agreement, the Company's declaration of trust, charter documents or bylaws, the partnership agreement, charter documents or bylaws of any of the Co-Borrowers, or any agreement (except agreements as to which such a conflict would not result in a Material Adverse Effect) or other instrument binding upon, the Borrower or the Company or to which any of their properties are subject. The execution, delivery and performance of the Guaranty and the other Loan Documents to which the Company is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of the Company, (ii) have been duly authorized by all necessary proceedings on the part of the Company, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Company is subject or any judgment, order, writ, injunction, license or permit applicable to the Company and (iv) do not conflict with any provision of the Company's charter documents or bylaws, partnership agreement, declaration of trust, or any agreement (except agreements as to which such a conflict would not result in a Material Adverse Effect) or other instrument binding upon the Company or to which any of the Company's properties are subject.

                  (c) Enforceability. The execution and delivery of this Agreement and the other Loan Documents to which the Borrower is or is to become a party will result in valid and legally binding obligations of the Borrower enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought. The execution and delivery of the Guaranty and the other Loan Documents to which the Company is or is to become a party will result in valid and legally binding obligations of the Company enforceable against the Company in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors, rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         ss.6.2. Governmental Approvals. The execution, delivery and performance by the Borrower, the Company and each Co-Borrower of this Agreement and the other Loan Documents to which the Borrower, the Company or such Co-Borrower is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

         ss.6.3. Title to Properties.

                  (a) Either the Borrower or a Co-Borrower holds good and clear record and marketable fee simple title to the Unencumbered Properties and the Unencumbered Development Properties, subject to no Liens except for the Permitted Liens.

                  (b) Except as indicated on Schedule 6.3 hereto, the Borrower owns all of the properties reflected in the balance sheet of the Borrower as at the Balance Sheet Date or acquired since that date (except properties sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

         ss.6.4. Financial Statements. The following financial statements have been furnished to each of the Lenders.

                  (a) A balance sheet of the Company as of the Balance Sheet Date, and a statement of operations and statement of cash flows of the Company for the fiscal year then ended, a balance sheet of the Borrower as of the Balance Sheet Date, and a statement of operations and statement of cash flows of the Borrower for the fiscal year then ended, all accompanied by an auditor's report prepared without qualification by Ernst & Young LLP. Such balance sheets and statements of operations and of cash flows have been prepared in accordance with Generally Accepted Accounting Principles and fairly present the financial condition of the Borrower and the Company, respectively as at the close of business on the date thereof and the results of operations and cash flows for the fiscal year then ended. There are no contingent liabilities of the Borrower or the Company, respectively, as of such date involving material amounts, known to the officers of the Company not disclosed in said balance sheet and the related notes thereto.

                  (b) A balance sheet and a statement of operations and statement of cash flows of the Company and a balance sheet and a statement of operations and statement of cash flows of the Borrower for each of the fiscal quarters of the Company ended since the Balance Sheet Date for which the Company has filed form 10-Q with the SEC, which the Company's Responsible Officer certifies has been prepared in accordance with Generally Accepted Accounting Principles (except to the extent otherwise described in such Form 10-Q) consistent with those used in the preparation of the annual audited statements delivered pursuant to paragraph (a) above and fairly represents the financial condition of the Company and the Borrower, respectively, as at the close of business on the dates thereof and the results of operations and of cash flows for the fiscal quarters then ended (subject to year-end adjustments). There are no contingent liabilities of the Borrower or the Company as of such dates involving material amounts, known to the officers of the Company, not disclosed in such balance sheets and the related notes thereto.

                  (c) A statement prepared by the Borrower which sets forth the total Net Operating Income of the Unencumbered Properties for the fiscal quarter of the Borrower ended on the Balance Sheet Date.

         ss.6.5. No Material Changes, Etc. Since the Balance Sheet Date, there has occurred no material adverse change in the financial condition or assets or business of the Borrower as shown on or reflected in the balance sheet of the Borrower as of the Balance Sheet Date, or the statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any Material Adverse Effect either individually or in the aggregate.

         ss.6.6. Franchises, Patents, Copyrights, Etc. The Borrower possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others, except to the extent the Borrower's failure to possess the same does not have a Material Adverse Effect.

         ss.6.7. Litigation. Except as listed and described on Schedule 6.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or, to Borrower's knowledge, threatened against the Borrower, the Company, any Co-Borrower or any of the Related Companies before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, have a Material Adverse Effect or materially impair the right of the Borrower, the Company, any Co-Borrower or any of the Related Companies to carry on business substantially as now conducted by it, or which question the validity of this Agreement or any of the other Loan Documents, any action taken or to be taken pursuant hereto or thereto, or which would result in a Lien on any Unencumbered Property or any Unencumbered Development Property, or which will materially adversely affect the ability of the Borrower, any Co-Borrower or the Company to pay and perform the Obligations in the manner contemplated by this Agreement and the other Loan Documents.

         ss.6.8. No Materially Adverse Contracts, Etc. Neither the Borrower nor the Company is subject to any charter, trust or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a Material Adverse Effect. Neither the Borrower nor the Company is a party to any contract or agreement that has or is expected, in the judgment of the Company's officers, to have any Material Adverse Effect.

         ss.6.9. Compliance With Other Instruments, Laws, Etc. Neither the Borrower nor the Company is in violation of any provision of the Borrower's partnership agreement or of the Company's charter documents, by-laws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or have a Material Adverse Effect.

         ss.6.10. Tax Status. Each of the Borrower and the Company (a) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, and (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         ss.6.11. Event of Default. No Default or Event of Default has occurred and is continuing.

         ss.6.12. Investment Company Act. Neither the Borrower nor the Company is an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         ss.6.13. Absence of Financing Statements, Etc. There is no financing statement, security agreement, chattel mortgage, real estate mortgage, equipment lease, financing lease, option, encumbrance or other document existing, filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien or encumbrance on, or security interest in, any Unencumbered Property or any Unencumbered Development Property, except Permitted Liens.

         ss.6.14. Status of the Company. The Company (i) is a real estate investment trust as defined in Section 856 of the Code (or any successor provision thereto), (ii) has not revoked its election to be a real estate investment trust, (iii) has not engaged in any "prohibited transactions" as defined in Section 856(b)(6)(iii) of the Code (or any successor provision thereto), and (iv) for its current "tax year" (as defined in the Code) is, and for all prior tax years subsequent to its election to be a real estate investment trust has been, entitled to a dividends paid deduction which meets the requirements of Section 857 of the Internal Revenue Code. The common stock of the Company is listed for trading on the New York Stock Exchange.

         ss.6.15. Certain Transactions. Except as set forth on Schedule 6. 15 hereto, none of the officers or employees of the Borrower, any Co-Borrower or the Company are presently a party to any transaction with the Borrower, any Co-Borrower or the Company (other than for services as employees, officers and trustees), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, trustee or such employee or, to the knowledge of the Borrower and the Company, any corporation, partnership, trust or other entity in which any officer, trustee or any such employee or natural Person related to such officer, trustee or employee or other Person in which such officer, trustee or employee has a direct or indirect beneficial interest has a substantial interest or is an officer or trustee.

         ss.6.16. Benefit Plans: Multiemployer Plans: Guaranteed Pension Plans. As of the date hereof as to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, neither the Borrower nor any ERISA Affiliate maintains or contributes to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, except as may be set forth on Schedule 6.16. To the extent that Borrower or any ERISA Affiliate hereafter maintains or contributes to any Employee Benefit Plan or Guaranteed Pension Plan, it shall at all times do so in compliance with ss.7.17 hereof.

         ss.6.17. Regulations U and X. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

         ss.6.18. Environmental Compliance. The Borrower has caused Phase I environmental assessments to be conducted with respect to the Real Estate Assets. Based on the information contained in the reports received by Borrower with respect to said environmental assessments, Borrower makes the following representations and warranties:

                  (a) Except as may be set forth on Schedule 6.18, to the best of Borrower's knowledge none of the Borrower, the Company, any Co-Borrower, any of the Related Companies or any operator of the Real Estate or any portion thereof, or any operations thereon is in violation, or alleged material violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters (hereinafter collectively referred to as the "Environmental Laws"), including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment, including, without limitation, the environmental statutes, regulations, orders and decrees of the States in which any of the Unencumbered Properties or any of the Unencumbered Development Properties may be located, which violation would have a Material Adverse Effect or would materially decrease the value of an Unencumbered Property or an Unencumbered Development Property.

                  (b) Except as set forth on Schedule 6.18 attached hereto, none of Borrower, any Co-Borrower, the Company or the Related Companies has received written notice from any third party including, without limitation any federal, state or local governmental authority with respect to any of the Unencumbered Properties or any of the Unencumbered Development Properties or otherwise if the same would have a Material Adverse Effect, (i) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. ss.9601(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Materials") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower, any Co-Borrower, the Company or any of the Related Companies conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Materials.

                  (c) Except as set forth on Schedule 6.18 attached hereto and except to the extent the same would neither have a Material Adverse Effect nor materially decrease the value of an Unencumbered Property or an Unencumbered Development Property, (i) to the best of Borrower's knowledge no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Materials except in material compliance with applicable Environmental Laws; and except as set forth on Schedule 6.18, no underground tank or other underground storage receptacle for Hazardous Materials is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower, any Co-Borrower, the Company, any of the Related Companies or the operators of any Real Estate, or to the best of Borrower's knowledge, any ground or space tenants on any Real Estate, no Hazardous Materials have been generated or are being used on the Real Estate except in material compliance with applicable Environmental Laws; (iii) there has been no present, or to the best of Borrower's knowledge past, releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release") or threatened Release of Hazardous Materials on, upon, into or from any Real Estate; (iv) to the best of Borrower's knowledge, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on; and (v) to the best of Borrower's knowledge, any Hazardous Materials that have been generated on any of the Real Estate have been transported off-site only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in material compliance with such permits and applicable Environmental Laws. Notwithstanding that any representation contained herein may be limited to the knowledge of the Borrower, any such limitation shall not affect the covenants specified in ss.7.10 or elsewhere in this Agreement.

                  (d) None of the Real Estate is or shall be subject to any applicable environmental clean-up responsibility law or environmental restrictive transfer law or regulation, solely by virtue of the transactions set forth herein and contemplated hereby.

         ss.6.19. Subsidiaries and Affiliates. The Borrower has no Subsidiaries except for the Related Companies listed on Schedule 1.3 and does not have an ownership interest in any entity whose financial statements are not consolidated with the Borrower's except for the Unconsolidated Entities listed on Schedule
1.3. Except as set forth on Schedule 6.19: (a) the Company is not a partner in any partnership other than Borrower and is not a member of any limited liability company and (b) the Company owns no material assets other than its partnership interest in Borrower.

         ss.6.20. Loan Documents. All of the representations and warranties of the Borrower, any Co-Borrower or the Company made in the other Loan Documents or any document or instrument delivered or to be delivered to the Agent or the Lenders pursuant to or in connection with any of such Loan Documents are true and correct in all material respects.

         ss.6.21. Buildings on the Unencumbered Properties. Except as set forth on Schedule 6.21, to the best of Borrower's knowledge there are no material defects in the roof, foundation, structural elements and masonry walls of the Buildings on the Unencumbered Properties or their heating, ventilating and air conditioning, electrical, sprinkler, plumbing or other mechanical systems which would materially decrease the value of such Unencumbered Property.

         ss.7. AFFIRMATIVE COVENANTS OF THE BORROWER. Borrower (and, to the extent provided herein, each Co-Borrower) covenants and agrees as follows, so long as any Loan or Note is outstanding or the Lenders have any obligations to make Loans:

         ss.7.1. Punctual Payment. The Borrower and the Co-Borrowers, jointly and severally, unconditionally agree to duly and punctually pay the principal and interest on the Loans and all other amounts provided for in the Notes, this Agreement, and the other Loan Documents all in accordance with the terms of the Notes, this Agreement and the other Loan Documents.

         ss.7.2. Maintenance of Office. The Borrower will maintain its chief executive office in Malvern, Pennsylvania or at such other place in the United States Of America as the Borrower shall designate upon written notice to the Agent to be delivered within fifteen (15) days of such change, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents may be given or made.

         ss.7.3. Records and Accounts. The Borrower will keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with Generally Accepted Accounting Principles.

         ss.7.4. Financial Statements, Certificates and Information. The Borrower will deliver to each of the Lenders:

                  (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrower, the audited balance sheets of the Borrower and of the Company at the end of such year, and the related audited statements of operations and statements of cash flows and Funds From Operations and taxable income for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with Generally Accepted Accounting Principles on a consolidated basis including the Borrower and the Related Companies, and accompanied by an auditor's report prepared without qualification by Ernst & Young LLP or by another independent certified public accountant reasonably acceptable to the Agent; provided, however, that for so long as the Borrower and the Company are filing form 10-K with the SEC, the delivery of a copy thereof pursuant to paragraph (e) of this ss.7.4 shall be deemed to satisfy this paragraph (a);

                  (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters of the Borrower, copies of the unaudited balance sheets of the Borrower and of the Company as at the end of such quarter, and the related unaudited statements of operations and statements of Funds From Operations and estimated taxable income for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with Generally Accepted Accounting Principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial position of the Borrower and of the Company on the date thereof (subject to year-end adjustments); provided, however, that for so long as the Borrower and the Company are filing form 10-Q with the SEC, the delivery of a copy thereof pursuant to paragraph (e) of this ss.7.4 shall be deemed to satisfy this paragraph (b);

                  (c) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters and not later than ninety (90) days after the end of the last fiscal quarter of each fiscal year of the Borrower, copies of a statement of the Net Operating Income for such fiscal quarter for the Unencumbered Properties, prepared on a basis consistent with the statements furnished pursuant to ss.6.4
(c), and certified by a Responsible Officer of the Company and, at the time of the annual financial statements referred to in subsection (a) above, and, if requested by the Agent, at the time of quarterly financial statements referred to in subsection (b) above, a statement setting forth the Net Operating Income for such fiscal quarter for each Unencumbered Property listed by address;

                  (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement in the form of Exhibit C hereto signed by a Responsible Officer of the Company and setting forth in reasonable detail computations evidencing compliance with the covenants contained herein and (if applicable) reconciliations to reflect changes in Generally Accepted Accounting Principles since the Balance Sheet Date;

                  (e) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Company, copies of the Form 10-K statement filed with the Securities and Exchange Commission ("SEC") for such fiscal year, and as soon as practicable, but in any event not later than forty-five (45) days after the end of each fiscal quarter, copies of the Form 10-Q statement filed with the SEC for such fiscal quarter, provided that in either case if the SEC has granted an extension for the filing of such statements, Borrower shall deliver such statements to the Agent simultaneously with the filing thereof with the SEC;

                  (f) promptly following the filing or mailing thereof, copies of all other material of a financial nature filed with the SEC or sent to the shareholders of the Company or to the limited partners of the Borrower and copies of all corporate press releases promptly upon the issuance thereof;

                  (g) from time to time such other financial data and information as the Agent may reasonably request including, without limitation, financial statements of any Unconsolidated Entities.

         ss.7.5. Notices.

                  (a) Defaults. The Borrower will promptly notify the Agent in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting a Default or an Event of Default under this Agreement) under any note, evidence of Indebtedness, indenture or other obligation to which or with respect to which the Borrower, any Co-Borrower, the Company or any of the Related Companies is a party or obligor, whether as principal or surety, and if the principal amount thereof exceeds $5,000,000, and such default would permit the holder of such note or obligation or other evidence of Indebtedness to accelerate the maturity thereof, the Borrower shall forthwith give written notice thereof to the Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

                  (b) Environmental Events. The Borrower will promptly notify the Agent in writing of any of the following events: (i) upon Borrower's obtaining knowledge of any violation of any Environmental Law regarding an Unencumbered Property or an Unencumbered Development Property or any Real Estate or Borrower's operations which violation could have a Material Adverse Effect;
(ii) upon Borrower's obtaining knowledge of any potential or known Release, or threat of Release, of any Hazardous Substance at, from, or into an Unencumbered Property or an Unencumbered Development Property or any Real Estate which it reports in writing or is reportable by it in writing to any governmental authority and which is material in amount or nature or which could materially affect the value of such Unencumbered Property or Unencumbered Development Property or which could have a Material Adverse Effect; (iii) upon Borrower's receipt of any notice of violation of any Environmental Laws or of any Release or threatened Release of Hazardous Substances, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) Borrower's or any Person's operation of an Unencumbered Property or an Unencumbered Development Property or any Real Estate if the same would have a Material Adverse Effect, (B) contamination on, from or into an Unencumbered Property or an Unencumbered Development Property or any Real Estate if the same would have a Material Adverse Effect, or (C) investigation or remediation of off-site locations at which Borrower or any of its predecessors are alleged to have directly or indirectly disposed of Hazardous Substances; or
(iv) upon Borrower's obtaining knowledge that any expense or loss has been incurred by such governmental authority in connection with the assessment, containment, removal or remediation of any Hazardous Substances with respect to which Borrower, any Co-Borrower, the Company or any of the Related Companies may be liable or for which a lien may be imposed on an Unencumbered Property or an Unencumbered Development Property.

                  (c) Notification of Liens Against Unencumbered Properties and Unencumbered Development Properties or Other Material Claims. The Borrower will, immediately upon becoming aware thereof, notify the Agent in writing of any Liens (except Permitted Liens) placed upon or attaching to any Unencumbered Properties or any Unencumbered Development Properties or of any other setoff, claims (including environmental claims), withholdings or other defenses which could have a Material Adverse Effect.

                  (d) Notice of Litigation and Judgments. The Borrower will give notice to the Agent in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting any of the Unencumbered Properties or any of the Unencumbered Development Properties or affecting Borrower, any Co-Borrower, the Company or any of the Related Companies or to which the Borrower, any Co-Borrower, the Company or any of the Related Companies is or is to become a party involving an uninsured claim (or as to which the insurer reserves rights) against the Borrower, any Co-Borrower, the Company or any of the Related Companies that at the time of giving of notice could reasonably be expected to have a Materially Adverse Effect, and stating the nature and status of such litigation or proceedings. The Borrower will give notice to the Agent, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower in an amount in excess of $1,000,000.

                  (e) Notice of Rating Changes. The Borrower will immediately notify the Agent in writing of the occurrence of any change in the Moody's Rating, in the S&P Rating or in the Fitch Rating.

         ss.7.6. Existence; Maintenance of REIT Status; Maintenance of Properties. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Maryland trust and its status as a self administered real estate investment trust under the Code and the existence of Borrower as a Pennsylvania limited partnership. The common shares of beneficial interest of the Company will at all times be listed for trading on either the New York Stock Exchange or one of the other major stock exchanges. The Borrower will do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises which in the judgment of the Borrower may be necessary to properly and advantageously conduct the businesses being conducted by it, the Company or any of the Related Companies. The Borrower (a) will cause all of the properties used or useful in the conduct of the business of Borrower, the Company or any of the Related Companies to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will continue to engage primarily in the businesses now conducted by it and in related businesses.

         ss.7.7. Insurance. With respect to the Real Estate Assets and other properties and businesses of Borrower, the Co-Borrowers and the Related Companies, the Borrower will maintain or cause to be maintained insurance with financially sound and reputable insurers against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent. With respect to the Unencumbered Properties, such insurance will include all risk casualty insurance for the replacement cost of all Buildings including loss of rents for 12 months and, to the extent available, flood insurance. With respect to the Unencumbered Development Properties, such insurance will include all risk builders risk insurance. Commercial general liability insurance shall include an excess liability policy with limits of at least $50,000,000.

         ss.7.8. Taxes. The Borrower will pay real estate taxes, other taxes, assessments and other governmental charges against the Real Estate Assets before the same become delinquent, and will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its other properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its properties; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

         ss.7.9. Inspection of Properties and Books. The Borrower shall permit the Lenders, through the Agent or any of the Lenders' other designated representatives, to visit and inspect any of the Unencumbered Properties and any of the Unencumbered Development Properties, to examine the books of account of the Borrower, the Company and the Related Companies (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Agent or any Lender may reasonably request.

         ss.7.10 Compliance with Laws, Contracts, Licenses, and Permits. The Borrower will comply, and will cause each Co-Borrower and all Related Companies to comply, with (a) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including all Environmental Laws, (b) the provisions of all applicable partnership agreements, charter documents and by-laws, (c) all agreements and instruments to which it is a party or by which it or any of its Real Estate Assets may be bound including the Leases, and (d) all applicable decrees, orders, and judgments except (with respect to (a) through (d) above) to the extent such non-compliance would not have a Material Adverse Effect. If at any time any permit or authorization from any governmental Person shall become necessary or required in order that the Borrower, any Co-Borrower or the Company may fulfill or be in compliance with any of its obligations hereunder or under any of the Loan Documents, the Borrower will immediately take or cause to be taken all reasonable steps within the power of the Borrower to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Lenders with evidence thereof.

         ss.7.11. Use of Proceeds. Subject to the provisions of ss.2.5 hereof, the proceeds of the Loans shall be used by the Borrower for making Investments permitted by ss.8.2, repayment of other Indebtedness, payment of Distributions, payment of Preferred Distributions and for working capital and other purposes consistent with the covenants contained herein.

         ss.7.12. Prepayment of Existing Fleet Facility. Borrower agrees to use the initial advance of Loans on the Effective Date to prepay in full all loans outstanding under the revolving credit facility in the maximum amount of $450,000,000 pursuant to the Credit Agreement dated April 25, 2000 among Borrower, the Company and Fleet National Bank, as Agent and the lenders party thereto. Upon such prepayment, such credit facility shall be deemed to be permanently terminated and each of the lenders thereunder shall be relieved of all further obligations to advance loans or issue letters of credit pursuant to such facilities.

         ss.7.13 Notices of Significant Transactions. The Borrower will notify the Agent in writing prior to the closing of any of the following transactions pursuant to a single transaction or a series of related transactions:

                  (a) The sale or transfer of one or more Real Estate Assets for an aggregate sales price or other consideration of $50,000,000 or more.

                  (b) The creation of a Lien on any one or more Real Estate Assets which, if the same were an Unencumbered Property, would have an aggregate Unencumbered Property Value (based on the most recently ended fiscal quarter for which financial statements have been provided pursuant to ss.7.4) of $50,000,000 or more.

                  (c) The creation of Indebtedness of Borrower exceeding $50,000,000.

                  (d) The sale or transfer of the ownership interest of Borrower or any of the Related Companies in any of the Related Companies or the Unconsolidated Entities if the aggregate consideration received by the Borrower or the Related Companies in connection with such transaction exceeds $50,000,000.

Each notice given pursuant to this ss.7.13 shall be accompanied by a Compliance Certificate including an updated list of Unencumbered Properties and Unencumbered Development Properties and demonstrating in reasonable detail compliance, after giving effect to the proposed transaction, with the covenants contained in ss.9.1 through ss.9.8.

         ss.7.14. Further Assurance. The Borrower will cooperate with the Agent and the Lenders and execute such further instruments and documents and perform such further acts as the Agent and the Lenders shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

         ss.7.15. Environmental Indemnification. The Borrower covenants and agrees that it will indemnify and hold the Agent and each Lender harmless from and against any and all claims, expense, damage, loss or liability incurred by the Agent or any Lender (including all reasonable costs of legal representation incurred by the Agent or any Lender, but excluding, as applicable, for the Agent or a Lender any claim, expense, damage, loss or liability as a result of the gross negligence or willful misconduct of the Agent or such Lender) relating to
(a) any Release or threatened Release of Hazardous Substances on any Unencumbered Property or any Unencumbered Development Property or any Real Estate; (b) any violation of any Environmental Laws with respect to conditions at any Unencumbered Property or any Unencumbered Development Property or any Real Estate or the operations conducted thereon; or (c) the investigation or remediation of off-site locations at which the Borrower or its predecessors are alleged to have directly or indirectly disposed of Hazardous Substances. It is expressly acknowledged by the Borrower that this covenant of indemnification shall survive the payment of the Loans and shall inure to the benefit of the Agent and the Lenders, and their successors and assigns.

         ss.7.16. Response Actions. The Borrower (and, to the extent relating to Real Property owned by it, each Co-Borrower) covenants and agrees that if any Release or disposal of Hazardous Substances shall occur or shall have occurred on any Unencumbered Property or any Unencumbered Development Property or any other Real Estate if the same would have a Material Adverse Effect, the Borrower (or the Co-Borrower that owns the applicable Real Estate) will cause the prompt containment and removal of such Hazardous Substances and remediation of such Unencumbered Property, Unencumbered Development Property or Real Estate as necessary to comply with all Environmental Laws or to preserve the value of such Unencumbered Property, Unencumbered Development Property or Real Estate to the extent necessary to avoid a Material Adverse Effect.

         ss.7.17. Employee Benefit Plans.

                  (a) Representation. The Borrower and its ERISA Affiliates do not currently maintain or contribute to any Employee Benefit Plan, Guaranteed Pension Plan or Multiemployer Plan, except as set forth on Schedule 6.16.

                  (b) Notice. The Borrower will obtain the consent of the Agent prior to the establishment of any Employee Benefit Plan or Guaranteed Pension Plan by the Borrower or any ERISA Affiliate.

                  (c) In General. Each Employee Benefit Plan maintained by the Borrower or any ERISA Affiliate will be operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions.

                  (d) Terminability of Welfare Plans. With respect to each Employee Benefit Plan maintained by the Borrower or an ERISA Affiliate which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, the Borrower, or the ERISA Affiliate, as the case may be, has the right to terminate each such plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) without liability other than liability to pay claims incurred prior to the date of termination.

                  (e) Multiemployer Plans. Without the consent of the Agent, the Borrower will not enter into, maintain or contribute to, any multiemployer Plan.

                  (f) Unfunded or Underfunded Liabilities. The Borrower will not, at any time, have accruing unfunded or underfunded liabilities with respect to any Employee Benefit Plan, Guaranteed Pension Plan or Multiemployer Plan, or permit any condition to exist under any Multiemployer Plan that would create a withdrawal liability.

         ss.7.18 Required Interest Rate Contracts. Commencing on the Effective Date and thereafter until all Loans are paid in full and the Lenders have no further obligation to make Loans hereunder, the Borrower shall maintain in effect Interest Rate Contracts with counterparties and in form reasonably satisfactory to the Agent covering that portion of Borrower's Variable Rate Indebtedness equal to the amount by which Borrower's Variable Rate Indebtedness exceeds 20% of Total GAAP Assets.

         ss.8. CERTAIN NEGATIVE COVENANTS OF THE BORROWER. The Borrower (and, to the extent provided herein, each Co-Borrower) covenants and agrees as follows, so long as any Loan or Note is outstanding or the Lenders have any obligation to make any Loans:

         ss.8.1 Restrictions on Recourse Indebtedness. Except with the prior written consent of the Requisite Lenders, the Borrower will not, and the Borrower will not permit any Co-Borrower or any of the Related Companies to create, incur, assume, guarantee or become or remain liable, contingently or otherwise, with respect to any Recourse Indebtedness described in any one or more of the following paragraphs:

                  (a) Indebtedness that creates a violation of ss.9.4, ss.9.5, ss.9.6 or ss.9.7;

                  (b) Indebtedness that constitutes an Investment pursuant to the definition of Investment, and that creates a violation of ss.8.2;

                  (c) Indebtedness that is prohibited by the terms of the Unsecured Term Notes;

                  (d) Indebtedness of the Borrower or a Related Company to the Borrower or a Related Company (other than Indebtedness to a Co-Borrower) that is not fully subordinated to the Obligations; or

                  (e) Indebtedness in the form of Multi-Currency Loans that are denominated in Dollars at any time when the Borrower has the ability to obtain additional Loans under the Facility.

         ss.8.2. Restrictions on Investments. The Borrower will not, and will not permit any Co-Borrower or any of the Related Companies to make or permit to exist or to remain outstanding any Investment except Investments in:

                  (a) marketable direct or guaranteed obligations of the United States of America, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association or any agency or instrumentality of the United States of America provided such obligations are backed by the full faith and credit of the United States of America, that mature within one (1) year from the date of purchase by the Borrower;

                  (b) demand deposits, certificates of deposit, money market accounts, bankers acceptances, LIBOR time deposits and time deposits of United States banks having total assets in excess of $1,000,000,000 or repurchase obligations with a term of not more than 7 days with such banks for underlying securities of the type described in clause (a) of this ss.8.2;

                  (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than " P 1 " if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's and participations in short term commercial loans made to such corporations by a commercial bank which provides cash management services to the Borrower;

                  (d) Investments existing or contemplated on the date hereof and listed on Schedule 8.2(d) hereto;

                  (e) Investments made in the ordinary course of the Borrower's business in Interest Rate Contracts;

                  (f) Investments in Permitted Acquisitions;

                  (g) Investments in the following categories so long as the aggregate amount, without duplication, of all Investments described in this paragraph (g) does not exceed, at any time, thirty percent (30%) of Total Assets and the aggregate amount of each of the following categories of Investments does not exceed the specified percentage of Total Assets set forth in the following table:

-----------------------------------------------------------------------------------------------------------
                  Category of Investment                              Maximum Percentage of Total Assets
----------------------------------------------------------- -----------------------------------------------
Permitted Developments                                                                     25%
----------------------------------------------------------- -----------------------------------------------
Permitted Inventory Developments                                                           10%
----------------------------------------------------------- -----------------------------------------------
Undeveloped land                                                                            8%
----------------------------------------------------------- -----------------------------------------------
Mortgages and notes receivable                                                             10%
----------------------------------------------------------- -----------------------------------------------
Unconsolidated Entities primarily engaged in a Related                                      3%
Business
----------------------------------------------------------- -----------------------------------------------
Rouse Kent Joint Venture                                                                    5%
----------------------------------------------------------- -----------------------------------------------
Unconsolidated Entities (including those in the                                            15%
subcategory set forth below in this table)
----------------------------------------------------------- -----------------------------------------------
Unconsolidated Entities (other than Rouse Kent Joint                                        5%
Venture) primarily engaged in the business of development
or ownership of real estate located outside of the United
States
-----------------------------------------------------------------------------------------------------------

         ss.8.3. Merger, Consolidation and Other Fundamental Changes. The Borrower will not, and will not permit the Company or any of the Related Companies to (i) become a party to any merger or consolidation, or (ii) agree to or effect any property acquisition or stock acquisition (other than Permitted Acquisitions in compliance with the other terms of this Agreement), or (iii) enter into any joint venture or invest in any Unconsolidated Entity unless prior to such transaction the Borrower has provided the Agent with a notice describing such transaction and, if the reasonably expected financial impact on the Borrower as reflected on its balance sheet arising from all transactions described in this ss.8.3 shall exceed 15% of Total Assets, the Borrower shall have obtained the prior consent of the Requisite Lenders provided, however, that this ss.8.3 shall not be applicable to (A) any merger, consolidation or transfer among the Borrower's wholly-owned subsidiaries other than Co-Borrowers, (B) any merger or consolidation of a Co-Borrower into the Borrower or any transfer from a Co-Borrower to the Borrower, or (C) any merger or consolidation with respect to which all of the following are satisfied: (1) the surviving entity is Borrower, the Company or any Co-Borrower and there is no substantial change in senior management of the Company, (2) the other entity or entities involved in such merger or consolidation are engaged in the same line of business as Borrower, and (3) following such transaction, the Borrower and the Company will not be in breach of any of the covenants, representations or warranties of this Agreement. Except as set forth on Schedule 6.19, the Company will not own or acquire any material assets other than its partnership interest in the Borrower. If the Company is the surviving entity in a merger, the assets acquired pursuant thereto will be immediately transferred to the Borrower.

         ss.8.4. Sale and Leaseback. The Borrower will not enter into any arrangement, directly or indirectly, whereby the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower intends to use for substantially the same purpose as the property being sold or transferred. The Borrower will not permit the Company or any of the Related Companies to enter into any such arrangement.

         ss.8.5. Compliance with Environmental Laws. The Borrower will not do, and will not permit the Company or any of the Related Companies to do, any of the following: (a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Materials except for immaterial amounts of Hazardous Materials used in the routine maintenance and operation of the Real Estate and in compliance with applicable law, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Materials except in material compliance with Environmental Laws, (c) generate any Hazardous Materials on any of the Real Estate except in material compliance with Environmental Laws, or (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release.

         ss.8.6. Distributions. Borrower shall not permit the total Distributions by it and the Company during any fiscal year to exceed 90% of Funds from Operations for such year and shall not permit there to be more than two consecutive fiscal quarters during which the total Distributions by Borrower and the Company during each fiscal quarter exceed 100% of Funds from Operations for such fiscal quarter except that such limitations on Distributions may be exceeded to the extent necessary for the Company to maintain its REIT status provided that the Company provides the Agent with a letter from its accountants or attorneys setting forth the basis for computation of the amount of such necessary excess Distributions. During any period when any Default or Event of Default has occurred and is continuing the total Distributions by the Borrower and the Company will not exceed the minimum amount necessary for the Company to maintain its REIT status. The Co-Borrowers will not make any Distributions except Distributions to Borrower.

         ss.8.7. Equity Repurchase Payments. Borrower shall not permit the total Equity Repurchase Payments by it and the Company during any fiscal year to exceed $100,000,000. During any period when any Default or Event of Default has occurred and is continuing no Equity Repurchase Payments will be made.

         ss.8.8. Preferred Distributions. During any period when any Event of Default has occurred and is continuing no Preferred Distributions will be made.


         ss.9. FINANCIAL COVENANTS OF THE BORROWER. The Borrower covenants and agrees as follows, so long as any Loan or Note is outstanding or any Lender has any obligation to make any Loan:

         ss.9.1. Value of All Unencumbered Properties. The Borrower will not at any time permit the Value of All Unencumbered Properties to be less than one hundred seventy five percent (175%) of the outstanding balance of Unsecured Indebtedness.

         ss.9.2. Minimum Debt Service Coverage. The Borrower will not at any time permit the outstanding principal amount of Unsecured Indebtedness to exceed an amount such that: (a) the Unencumbered Net Operating Income, divided by (b) Pro Forma Unsecured Debt Service Charges would be less than 1.5 for any fiscal quarter of Borrower.

         ss.9.3. Total Debt to Total Assets. The Borrower will not at any time permit Total Debt to exceed fifty-five percent (55%) of Total Assets.

         ss.9.4. Maximum Secured Debt. The Borrower will not at any time permit the outstanding balance of Secured Indebtedness to exceed thirty percent (30%) of Total Assets.

         ss.9.5. Minimum Tangible Net Worth. The Borrower will not at any time permit the Tangible Net Worth of the Borrower to be less than $1,045,875,000 plus 75% of Net Offering Proceeds.

         ss.9.6. Total Operating Cash Flow to Interest Expense. The Borrower will not permit the ratio of its Total Operating Cash Flow to Interest Expense to be less than 1.85 to 1.0 for any fiscal quarter.

         ss.9.7. Adjusted EBITDA to Fixed Charges. The Borrower will not permit the ratio of its Adjusted EBITDA to Fixed Charges to be less than 1.75 to 1.0 for any fiscal quarter.

         ss.9.8. Aggregate Occupancy Rate. The Borrower will not at any time permit the Aggregate Occupancy Rate to be less than eighty-five percent (85%).

         ss.10. CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective when each of the following conditions precedent have been satisfied:

         ss.10.1. Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of each such document prior to or on the Effective Date.

         ss.10.2. Certified Copies of Organization Documents; Good Standing Certificates. The Agent shall have received (i) a Certificate of the Company to which there shall be attached complete copies of the Borrower's Limited Partnership Agreement and its Certificate of Limited Partnership, certified as of a recent date by the Secretary of State of Pennsylvania, (ii) Certificates of Good Standing for the Borrower from the State of Pennsylvania and each State in which an Unencumbered Property or an Unencumbered Development Property is located, (iii) a copy of the Company's Declaration of Trust certified by the Maryland Secretary of State, (iv) Certificates of Good Standing for the Company from the State of Maryland and the Commonwealth of Pennsylvania, and (v) certificates of good standing and certificates from the Borrower with respect to the provisions of applicable organizational documents of the Co-Borrowers.

         ss.10.3. By-laws; Resolutions. All action on the part of the Borrower and each Co-Borrower necessary for the valid execution, delivery and performance by the Borrower and each Co-Borrower of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the Company true copies of its by-laws and the resolutions adopted by its Board of Directors authorizing the transactions described herein, each certified by its secretary to be true and complete and in effect on the Effective Date.

         ss.10.4. Incumbency Certificate; Authorized Signers. The Agent shall have received from the Company an incumbency certificate, dated as of the Effective Date, signed by a duly authorized officer of the Company and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Company (in its own capacity and as general partner on behalf of Borrower and on behalf of each Co-Borrower which is a partnership), each of the Loan Documents to which the Borrower, any Co-Borrower or the Company is or is to become a party; (b) to make Loan Requests and Conversion Requests; and (c) to give notices and to take other action on behalf of the Borrower under the Loan Documents.

         ss.10.5. Opinions of Counsel Concerning Organization and Loan Documents. Each of the Lenders and the Agent shall have received favorable opinions from Borrower's counsel addressed to the Lenders and the Agent and dated as of the Effective Date, in form and substance satisfactory to the Agent.

         ss.10.6. Payment of Fees. The Borrower shall have paid to the Agent the fees pursuant to ss.4.1 and shall have paid all other expenses as provided in ss.15 hereof then outstanding.

         ss.10.7. Effectiveness of Multi-Currency Credit Agreement. All conditions to effectiveness set forth in ss.10 of the Multi-Currency Credit Agreement shall have been satisfied such that the Effective Date of the Multi-Currency Credit Agreement shall be the same as the Effective Date hereunder.


         ss.11. CONDITIONS TO ALL CREDIT ADVANCES. The obligations of the Lenders to make any Loan or to issue any Letter of Credit, whether on or after the Effective Date, shall also be subject to the satisfaction of the following conditions precedent:

         ss.11.1. Representations True; No Event of Default; Compliance Certificate. Each of the representations and warranties of the Borrower and the Company contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date); the Borrower shall have performed and complied with all terms and conditions herein required to be performed by it or prior to the Borrowing Date of such Loan or the issuance date of such Letter of Credit; and no Default or Event of Default shall have occurred and be continuing on the date of any Loan Request or on the Borrowing Date of such Loan or on the date of any Letter of Credit Request or on the issuance date of such Letter of Credit. Each of the Lenders shall have received a Compliance Certificate of the Borrower signed by a Responsible Officer to such effect, which certificate will include, without limitation, computations evidencing compliance with the covenants contained in ss.9.1 through ss.9.7 hereof after giving effect to such requested Loan or Letter of Credit.

         ss.11.2. No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to hold an interest in such Letter of Credit.

         ss.11.3. Governmental Regulation. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

         ss.11.4. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Agent, and the Lenders shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

         ss.12. EVENTS OF DEFAULT; ACCELERATION; ETC.

         ss.12.1. Events of Default and Acceleration. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

                  (a) the Borrower shall fail to pay any principal of the Loans within five (5) days after the same shall become due and payable;

                  (b) the Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or under any of the other Loan Documents when the same shall become due and payable;

                  (c) the Borrower or the Company shall fail to comply with any of its covenants contained in ss.7.5, the first sentence of ss.7.6, ss.7.7, ss.7.13, ss.8 or ss.9 hereof;

                  (d) the Borrower, any Co-Borrower or the Company shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this ss.12) for thirty (30) days after written notice of such failure from Agent to the Borrower;

                  (e) any representation or warranty of the Borrower in this Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Agreement, shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated, provided, however, that with respect to the representations and warranties of the Borrower contained in ss.6.2, ss.6.3, ss.6.13, ss.6.18 and ss.6.21, if the condition or event making the representation and warranty false is capable of being cured by the Borrower, no enforcement action has been commenced against the Borrower or the applicable Unencumbered Property or Unencumbered Development Property on account of such condition or event nor is the applicable Unencumbered Property or Unencumbered Development Property subject to risk of forfeiture due to such condition or event, and the Borrower promptly commences the cure thereof after the Borrower's first obtaining knowledge of such condition or event, the Borrower shall have a period of thirty (30) days after the date that the Borrower first obtained knowledge of such condition or event during which the Borrower may cure such condition or event (or, if such condition or event is not reasonably capable of being cured within such thirty (30) day period, such additional period of time as may be reasonably required in order to cure such condition or event but in any event such period shall not exceed six (6) months from the date that the Borrower first obtained knowledge of such condition or event), and no Event of Default shall exist hereunder during such thirty (30) day or additional period so long as the Borrower continuously and diligently pursues the cure of such condition or event and the other conditions to such cure period have not changed;

                  (f) the Borrower, the Company or any of the Related Companies shall fail to pay at maturity, or within any applicable period of grace, any Recourse Indebtedness, or shall fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing Indebtedness for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, and in any event, such failure shall continue for thirty (30) days, unless the aggregate amount of all such defaulted Recourse Indebtedness plus the amount of any unsatisfied judgments described in paragraph (i) of this ss.12.1 is less than $30,000,000.00;

                  (g) any of the Borrower, the Company or any Co-Borrower shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any substantial part of its properties or shall commence any case or other proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any such Person and such Person shall indicate its approval thereof, consent thereto or acquiescence therein or any of the events described in this paragraph shall occur with respect to any other Related Company or any Unconsolidated Entity and such event shall have a Material Adverse Effect;

                  (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower, the Company, or any Co-Borrower bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower, the Company, or any Co-Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted or any of the events described in this paragraph shall occur with respect to any other Related Company or any Unconsolidated Entity and such event shall have a Material Adverse Effect;

                  (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any uninsured final judgment against the Borrower that, with other outstanding uninsured final judgments, undischarged, against the Borrower, the Company or any of the Related Companies plus the amount of any defaulted Recourse Indebtedness under paragraph
(f) of this ss.12.1, exceeds in the aggregate $30,000,000.00;

                  (j) if any of the Loan Documents or any material provision of any Loan Documents shall be unenforceable, cancelled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Agent, or any action at law, suit or in equity or other legal proceeding to make unenforceable, cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower, any Co-Borrower or the Company, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                  (k) the Borrower, any Co-Borrower or the Company shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower;

                  (l) the Borrower shall fail to pay, observe or perform any term, covenant, condition or agreement contained in any agreement, document or instrument evidencing, securing or otherwise relating to any Indebtedness of the Borrower to any Lender (other than the Obligations) and/or relating to any Permitted Lien (other than the Obligations) within any applicable period of grace provided for in such agreement, document or instrument;

                  (m) any "Event of Default", as defined in any of the other Loan Documents or in the Multi-Currency Credit Agreement, shall occur;

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Requisite Lenders shall, by notice in writing to the Borrower declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower and the Co-Borrowers; provided that in the event of any Event of Default specified in ss.ss.12.1(g) or 12.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or action by the Requisite Lenders.

         ss.12.2. Termination of Commitments. If any one or more Events of Default specified in ss.12.1(g) or ss.12.1(h) shall occur, any unused portion of the Commitments, and of the Swingline Commitment, shall forthwith terminate and the Lenders shall be relieved of all obligations to make Loans to the Borrower or to any Co-Borrower or to issue Letters of Credit for the benefit of the Borrower. If any other Event of Default shall have occurred and be continuing, any Lender may by notice to the Borrower terminate the unused portion of its Commitment hereunder, and of the Swingline Commitment, and upon such notice being given such unused portion of its Commitment or of the Swingline Commitment, shall terminate immediately and such Lender shall be relieved of all further obligations to make Loans other than Mandatory Prime Rate Loans. No termination of such Lender's Commitment hereunder shall relieve the Borrower or any of the Co-Borrowers of any of the Obligations or any of its existing obligations to such Lender arising under other agreements or instruments.

         ss.12.3. Remedies. In case any one or more of the Events of Default shall have occurred, and whether or not the Requisite Lenders shall have accelerated the maturity of the Loans pursuant to ss.12.1, each Lender, if owed any amount with respect to the Loans, may, with the consent of the Requisite Lenders, direct the Agent to proceed to protect and enforce the rights and remedies of the Agent and the Lenders under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced and, if any amount shall have become due, by declaration or otherwise, to proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

         ss.12.4. Distribution of Enforcement Proceeds. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Lender as the case may be, receives any monies in connection with the enforcement of any of the Loan Documents, such monies shall be distributed for application as follows:

                  (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent or the Lenders under this Agreement or any of the other Loan Documents or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

                  (b) Second, to all other Obligations in such order or preference as the Requisite Lenders may determine; provided, however, that distribution in respect of such Obligations shall be made among the Lenders pro rata in accordance with each Lender's respective Credit Exposure; and provided, further, that the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

                  (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Requisite Lenders and the Agent of all of the Obligations, and the deposit in any cash collateral account established pursuant to ss.2.9(f) of the amount required thereby, to the payment of any obligations required to be paid pursuant to laws applicable to the enforcement proceedings; and

                  (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are legally entitled thereto.

         ss.13. SETOFF. Borrower and each Co-Borrower hereby grants to each Lender, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to such Lender hereunder, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of such Lender or in transit to it. At any time, without demand or notice (any such notice being expressly waived by Borrower and each Co-Borrower), any Lender may setoff the same or any part thereof and apply the same to any liability or obligation of Borrower hereunder even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER OR ANY CO-BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY THE BORROWER AND EACH CO-BORROWER. Each of the Lenders agrees with each other Lender that if such Lender shall receive from the Borrower or any Co-Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by such Lender by proceedings against the Borrower or any Co-Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest, unless the Lender from whom such payment is recovered is required to pay interest thereon, in which case each Lender returning funds to such Lender shall pay its allocable share of such interest based on the period of time that it was in possession of the funds being returned.

         ss.14. THE AGENT.

         ss.14.1. Authorization. The Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The relationship between the Agent and the Lenders is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Lender.

         ss.14.2. Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

         ss.14.3. No Liability. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

         ss.14.4. No Representations. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial condition of the Borrower. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender has been independently represented by separate counsel on all matters regarding this Agreement.

         ss.14.5. Payments.


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                  (a) A payment by the Borrower, any Co-Borrower or the Company to the Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender subject to the pro rata rights to repayment based upon the Commitment of each Lender, as applicable, provided that payments made with respect to Competitive Bid Loans shall be allocated and distributed to the applicable Lenders holding such Competitive Bid Loans. The Agent agrees promptly to distribute to each Lender such Lender's pro rata share of payments received by the Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents. Notwithstanding the foregoing, the amounts advanced by the Additional Commitment Lenders on the Commitment Increase Date and certain LIBOR Prepayment Fees and Letter of Credit fees shall be distributed on a non pro rata basis as provided in ss.2.2(b) and the Facility Fees for the quarter which included the Commitment Increase Date shall be paid as provided in ss.4.2.

                  (b) If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Agent its pro rata share of any Loan or (ii) to comply with the provisions of ss.13 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Agreement, or to adjust promptly such Lender's outstanding principal and its pro rata Commitment Percentage as provided in ss.2.1 hereof, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Lender hereby authorizes the Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         (d) If any amount which the Agent is required to distribute to the Lenders pursuant to this ss.14.5 is actually distributed to any Lender on a date which is later than the first Business Day following the Agent's receipt of the corresponding payment from the Borrower, the Agent shall pay to such Lender on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (ii) the amount of such late distribution to such Lender, times (iii) a fraction, the numerator of which is the number of days or portion thereof that elapsed from and including the second Business Day after the Agent's receipt of such corresponding payment from the Borrower to the date on which the amount so required to be distributed to such Lender actually is distributed, and the denominator of which is 365.


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         ss.14.6. Holders of Notes. The Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder assignee or transferee.

         ss.14.7. Indemnity. The Lenders ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by ss.15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

         ss.14.8. Agent as Lender. In its individual capacity, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also the Agent.

         ss.14.9. Resignation. The Agent may resign at any time by giving sixty
(60) days' prior written notice thereof to the Lenders and the Borrower, provided that the Agent must simultaneously resign as agent under the Multi-Currency Credit Agreement. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Agent, provided that the same successor Agent must simultaneously be appointed as successor agent under the Multi-Currency Credit Agreement. Unless a Default or Event of Default shall have occurred and be continuing, appointment of such successor Agent shall be subject to the reasonable approval of the Borrower. If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within thirty (30) days after the giving of notice of resignation by the retiring Agent or if the Borrower has disapproved or failed to approve a successor agent within such period, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a financial institution which satisfies the definition of Eligible Assignee. Upon the acceptance of any appointment as Agent hereunder (and as agent under the Multi-Currency Credit Agreement) by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent hereunder. Such successor Agent shall issue replacement Letters of Credit and any outstanding Letters of Credit issued by the retiring Agent shall be canceled and returned to it. Such successor Agent shall also replace the retiring Agent in its capacity as Swingline Lender and in its capacity as agent as agent under the Multi-Currency Credit Agreement. After any retiring Agent's resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.


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         ss.14.10. Notification of Defaults and Events of Default and other
Notices. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this ss.14.10, or upon it otherwise learning of the existence of a Default or an Event of Default, it shall promptly notify the other Lenders of the existence of such Default or Event of Default. The Agent shall also promptly provide each Lender with a copy of any notices which the Agent receives from the Borrower pursuant to ss.7.5 or ss.7.13.

         ss.14.11. Duties in the Case of Enforcement. In case one of more
Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent may, with the consent of the Requisite Lenders (which consents may be obtained orally in emergency situations), and the Agent shall, if (a) so requested by the Requisite Lenders and (b) the Lenders have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Loan Documents and exercise all or any such other legal and equitable and other rights or remedies as it may have. The Requisite Lenders may direct the Agent in writing as to the method and the extent of any such enforcement actions, the Lenders hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

         ss.14.12. Mandatory Resignation of Agent. In the event that the Agent enters into one or more Assignments pursuant to ss.18 having the effect of reducing the sum of the Agent's Commitment hereunder plus its Commitment under the Multi-Currency Credit Agreement to less than $20,000,000 (which number will be reduced in proportion to any pro rata reduction in the Total Commitment pursuant to ss.2.2(c) hereof or ss.2.2(a) of the Multi-Currency Credit Agreement), then the Agent shall promptly so notify the Lenders. Upon the written request of any Lender whose aggregate Commitment hereunder and under the Multi-Currency Facility exceeds that of the Agent, which written request is made within thirty (30) days after the Agent's notice that its Commitment is below such minimum level, the Agent shall be obligated to resign pursuant to ss.14.9. Further, the Agent shall be obligated to resign pursuant to ss.14.9 upon the written request made for cause by Lenders whose aggregate Commitments constitute at least sixty-six percent (66%) of the Total Commitment excluding the Commitments of the Lender which is then the Agent hereunder. If Agent shall be so obligated to resign pursuant to this ss.14.12, it shall also resign pursuant to ss.14.9 of the Multi-Currency Credit Agreement.

         ss.15. EXPENSES. The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Lenders (other than taxes based upon the Agent's or any Lender's net income), including any recording, mortgage, documentary or intangibles taxes in connection with the Loan Documents, or other taxes payable on or with respect to the transactions contemplated by this Agreement, including any taxes payable by the Agent or any of the Lenders after the Effective Date (the Borrower hereby agreeing to indemnify the Lenders with respect thereto), (c) all title


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examination costs, appraisal fees, engineers', inspectors' and surveyors' fees, recording costs and the reasonable fees, expenses and disbursements of the Agent's counsel or any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the fees, costs, expenses and disbursements of the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein including without limitation, the costs incurred by the Agent in connection with its inspection of the Unencumbered Properties and the Unencumbered Development Properties, and the fees and disbursements of the Agent's counsel and the Borrower's legal counsel in preparing documentation, (e) the fees, costs, expenses and disbursements of the Agent incurred in connection with the syndication and/or participation of the Loans, (f) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or the Agent and the fees and costs of appraisers, engineers, investment bankers, surveyors or other experts retained by the Agent or any Lender in connection with any such enforcement proceedings) incurred by any Lender or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or the administration thereof after the occurrence of a Default or Event of Default (including, without limitation, expenses incurred in any restructuring and/or "workout" of the Loans), and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or the Lender's relationship with the Borrower, the Company, any Unconsolidated Entity or any of the Related Companies, (g) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches, and (h) all costs incurred by the Agent in the future in connection with its inspection of the Unencumbered Properties and the Unencumbered Development Properties. The covenants of this ss.15 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.

         ss.16. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Agent and the Lenders and the shareholders, directors, agents, officers, subsidiaries, and affiliates of the Agent and the Lenders from and against any and all claims, actions or causes of action and suits whether groundless or otherwise, and from and against any and all Liabilities, losses, settlement payments, obligations, damages and expenses of every nature and character arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby or which otherwise arise in connection with the financing including, without limitation except to the extent directly caused by the gross negligence or willful misconduct of a Lender or the Agent (but such limitation on indemnification shall only apply to the Agent or Lender being grossly negligent or committing willful misconduct), (a) any actual or proposed use by the Borrower or any Co-Borrower of the proceeds of any of the Loans, (b) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower, (c) the Borrower entering into or performing this Agreement or any of the other Loan Documents or (d) with respect to the Borrower and its respective properties, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), (e) any cost, claim liability, damage or expense in connection with any harm the Borrower may be found to have caused in the role of a broker, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Lenders and the Agent shall each be entitled to select their own separate counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this ss.16 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this ss.16 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder and shall continue in full force and effect as to the Lenders so long as the possibility of any such claim, action, cause of action or suit exists.


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         ss.17. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower, any Co-Borrower or the Company pursuant hereto shall be deemed to have been relied upon by the Lenders and the Agent, notwithstanding any investigation heretofore or hereafter made by it, and shall survive the making by the Lenders of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or the Lenders have any obligation to make any Loans. The indemnification obligations of the Borrower provided herein and the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Lenders hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to the Agent or any Lender at any time by or on behalf of the Borrower pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower hereunder.

         ss.18. ASSIGNMENT; PARTICIPATIONS; ETC.

         ss.18.1. Conditions to Assignment by Lenders. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, and the Notes held by it); provided that (a) the Agent shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld or delayed, except that such consent shall not be needed with respect to an assignment from a Lender to either one of its Affiliated Lenders or to another Lender hereunder,
(b) each such assignment shall be of a portion of the assigning Lender's rights and obligations under this Agreement relating to a specified Commitment amount and Commitment Percentage, (c) each assignment shall be in an amount of not less than $10,000,000 that is a whole multiple of $1,000,000, (d) each Lender either shall assign all of its Commitment and cease to be a Lender hereunder or shall retain, free of any such assignment, an amount of its Commitment of not less than $10,000,000, and (e) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit E hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in ss.18.3, be released from its obligations under this Agreement. So long as no Default or Event of Default has occurred and is continuing, Borrower's consent shall also be required for any assignment to an Eligible Assignee which is not at the time a Lender hereunder or one of such Lender's Affiliated Lenders provided that Borrower's consent shall not be unreasonably withheld or delayed and shall not be withheld unless Borrower simultaneously designates an alternative Eligible Assignee (approved by the Agent) who agrees to accept an assignment of the interest which the assigning Lender proposed to assign and pay to such assigning Lender a sum equal to the outstanding balance of principal and interest of Loans relating to the Commitment Percentage being assigned.


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         ss.18.2. Certain Representations and Warranties; Limitations;
Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in ss.6.4 and ss.7.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as "Agent" on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; and (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

         ss.18.3 Register. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentages of, and principal amount of the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $2,500.00, provided that such registration fee shall not be required for assignments to an Eligible Assignee which is an affiliate of the assigning Lender. The Agent may, without action by any other party, amend Schedules 1 and 1.2 hereof to reflect the recording of any such assignments.


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         ss.18.4. New Notes. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower and each Co-Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its Loans hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes and that they do not constitute a novation, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this ss.18.4, the Borrower shall deliver an opinion of counsel, addressed to the Lenders and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, and that the Obligations evidenced by the new Notes have the same validity, enforceability and priority as if given on the Effective Date, in form and substance satisfactory to the Lenders. The surrendered Notes shall be cancelled and returned to the Borrower.

         ss.18.5. Participations. Each Lender may sell participations to one or more banks or other entities in a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents not to exceed forty-nine percent (49%) of its Commitment Percentage; provided that (a) the Agent shall have given its prior written consent to such participation, which consent shall not be unreasonably withheld or delayed, except that any Lender may sell participations to its Affiliated Lenders without such consent, (b) each such participation, other than participations to its Affiliated Lenders or to another Lender hereunder, shall be in an amount of not less than $5,000,000 that is a whole multiple of $1,000,000, (c) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrower and the Lender shall continue to exercise all approvals, disapprovals and other functions of a Lender, (d) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve the vote of the Lender as to waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest, provided that all approvals affecting a Loan or this Agreement under this clause (d) shall be by a fifty-one percent (51%) vote of such Lender's Commitment Percentage, and
(e) no participant which is not a Lender hereunder shall have the right to grant further participations or assign its rights, obligations or interests under such participation to other Persons without the prior written consent of the Agent. The Agent shall promptly advise the Borrower in writing of any such sale or participation.


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         ss.18.6. Pledge by Lender. Any Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

         ss.18.7. No Assignment by Borrower. The Borrower and the Co-Borrowers shall not assign or transfer any of their respective rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders, and any such attempted assignment shall be null and void.

         ss.18.8. Disclosure. The Borrower and each Co-Borrower agrees that in addition to disclosures made in accordance with standard banking practices any Lender may disclose information obtained by such Lender pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder.

         ss.19. NOTICES, ETC. Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Notes shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:

                  (a) if to the Borrower or any Co-Borrower, at 65 Valley Stream Parkway, Malvern, PA 19355, Attention: Chief Financial Officer or at such other address for notice as the Borrower shall last have furnished in writing to the Agent; and

                  (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, Attention: Structured Real Estate, and to 115 Perimeter Center Place, N.E., Suite 500, Atlanta, Georgia 30346, Attn: Lori Y. Litow, Director, or such other address for notice as the Agent shall last have furnished in writing to the Borrower.

                  (c) if to any Lender, at such Lender's address set forth on
Schedule 1, hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof. All notices given to the Borrower shall also be deemed to have been given to each of the Co-Borrowers, and all notices given by the Borrower shall also be deemed to have been given by each of the Co-Borrowers.

         ss.20. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE. This agreement and each of the other Loan Documents, except as otherwise specifically provided therein, and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (excluding the laws applicable to conflicts or choice of law). THE BORROWER AND EACH CO-BORROWER AGREES THAT ANY SUIT BY IT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT ONLY IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND BORROWER AND EACH CO-BORROWER CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT FOR ANY SUIT BY AGENT OR ANY LENDER AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN ss.19. THE BORROWER AND EACH CO-BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

         ss.21. HEADINGS. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         ss.22. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         ss.23. ENTIRE AGREEMENT. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.25.

         ss.24. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. THE BORROWER AND EACH CO-BORROWER, THE AGENT AND EACH LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER AND EACH CO-BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER AND EACH CO-BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDERS TO PROVIDE THE COMMITMENTS AND MAKE THE LOANS.

         ss.25. CONSENTS, AMENDMENTS, WAIVERS, ETC. Any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders, and, in the case of amendments, with the written consent of the Borrower other than amendments to schedules made in the ordinary course as contemplated by this Agreement. Notwithstanding the foregoing, (i) the rate of interest on and the term or amount of the Notes, (ii) the amount of the Commitments of the Lenders (other than changes in Commitments pursuant to Assignments under ss.18 or pursuant to changes in the Total Commitment under ss.2.2), (iii) the amount of any fee payable to a Lender hereunder, (iv) any provision herein or in any of the Loan Documents which expressly requires consent of all the Lenders, (v) the funding provisions of ss.2.5 and ss.2.7 hereof, (vi) the rights, duties and obligations of the Agent specified in ss.14 hereof, and (vii) the definition of Requisite Lenders, may not be amended without the written consent of each Lender affected thereby, nor may the Agent release the Borrower, any Co-Borrower or the Company from its liability with respect to the Obligations, without first obtaining the written consent of all the Lenders. Each Lender shall respond to any request for a consent pursuant to this ss.25 within ten (10) Business Days after the notice from the Agent or the Borrower setting forth such request. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

         ss.26. SEVERABILITY. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         ss.27. ACKNOWLEDGMENTS. The Borrower hereby acknowledges that: (i) neither the Agent nor any Lender has any fiduciary relationship with, or fiduciary duty to, the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents; (ii) the relationship in connection herewith between the Agent and the Lenders, on the one hand, and the Borrower, on the other hand, is solely that of debtor and creditor and (iii) no joint venture or partnership among any of the parties hereto is created hereby or by the other Loan Documents, or otherwise exists by virtue of the Facility or the Loans.

         ss.28. CO-BORROWER PROVISIONS. The Borrower and each Co-Borrower acknowledges that their joint and several liability with respect to the Obligations could be construed to consist, at least in part, of a guaranty of obligations of the Borrower and the other Co-Borrowers under the Loans and, in full recognition of that fact, Borrower and each Co-Borrower consents and agrees as hereinafter set forth in this ss.28. In the event that any of the Indebtedness or Obligations of the Borrower or any Co-Borrower are construed to consist of a guaranty, the consents, waivers, and agreements of the Borrower and the Co-Borrowers that are contained in this ss.28 are intended to deal with the suretyship aspects of the transactions evidenced by the Loan Documents.

         ss.28.1. Joint Benefit. Each Co-Borrower represents to Agent and each Lender that each Co-Borrower will receive direct and indirect benefits from the availability of the Loans, and from the ability to access the collective credit resources of Co-Borrowers. Each Co-Borrower irrevocably authorizes the Borrower to act on its behalf in requesting, authorizing, and directing the use of the proceeds of the Loan, and each Co-Borrower agrees to be bound by the acts of the Borrower in connection with the Loan Documents. It is expressly understood by each Co-Borrower that Agent and Lenders shall have no responsibility to inquire into the apportionment, allocation or disposition of any Loans among the Borrower and the Co-Borrowers; that all Loans or other credit accommodations are made for the account of the Borrower and the Co-Borrowers; that the handling of the Facility on a joint borrowing basis is solely as an accommodation to the Borrower and the Co-Borrowers; and neither Agent nor Lenders shall incur any liability to any Co-Borrower as a result thereof.

         ss.28.2. Duty to Keep Informed. Each Co-Borrower is, and at all times shall be, jointly and severally liable for each and every one of the Obligations, regardless of which of the Borrower or Co-Borrowers requested, received, used, or directly enjoyed the benefit of, the extensions of credit hereunder. The Borrower and each Co-Borrower hereby agrees to keep the Borrower and each other Co-Borrower fully apprised at all times as to the status of its business, affairs, finances, and financial condition, and its ability to repay and to perform the Obligations under the Loan Documents, and in particular as to any adverse developments with respect thereto. The Borrower and each Co-Borrower hereby agrees to undertake to keep itself apprised at all times as to the status of the business, affairs, finances, and financial condition of the Borrower and each other Co-Borrower, and of the ability of the Borrower and each other Co-Borrower to repay and to perform the Obligations under the Loan Documents, and in particular as to any adverse developments with respect to any thereof. The Borrower and each Co-Borrower hereby agrees, in light of the foregoing mutual covenants to inform each other, and to keep themselves and each other informed as to such matters, that neither Agent nor Lenders shall have any duty to inform the Borrower or any Co-Borrower of any information pertaining to the business, affairs, finances, or financial condition of the Borrower or any other Co-Borrower, or pertaining to the ability of the Borrower or any other Co-Borrower to repay and to perform the Obligations under the Loan Documents, even if such information is adverse. To the fullest extent permitted by applicable law, the Borrower and each Co-Borrower hereby expressly waives any duty of Agent or Lenders to inform the Borrower or any Co-Borrower of any such information.

         ss.28.3. Consents. Borrower and each Co-Borrower hereby consents and agrees that Agent and Lenders may at any time, and from time to time, without thereby releasing Borrower or any Co-Borrower from any liability hereunder and without notice to or further consent any Co-Borrower, either with or without consideration: modify the terms of the Notes or the Loan Documents; extend or renew the Notes for any period; grant releases, compromises and indulgences with respect to the Notes or the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other Co-Borrower, surety, endorser or accommodation party of the Notes or any other Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Agent or any Lender shall take or fail to take in connection with the Notes or the Loan Documents, or any of them, nor any course of dealing with Borrower or any other person, shall release any Co-Borrower's obligations hereunder, or afford any Co-Borrower any recourse against Agent or Lenders.

         ss.28.4. Suretyship Waivers. Each Co-Borrower hereby agrees that its obligations hereunder shall not be affected or impaired by, and hereby waives and agrees not to assert or take advantage of any defense based on:

         (a) any statute of limitations in any action hereunder or for the collection of the Notes or for the payment or performance of any obligation hereby guaranteed;

         (b) the incapacity or lack of authority of Borrower or any other person or entity;

         (c) the dissolution or termination of existence of Borrower;

         (d) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower;

         (e) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or any Co-Borrower, or any of Borrower's or any Co-Borrower's properties or assets;

         (f) the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Unencumbered Properties or the improvements thereon;

         (g) the failure of Agent or Lenders to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed;

         (h) any failure or delay of Agent or Lenders to commence an action against Borrower, to assert or enforce any remedies against Borrower under the Notes or the Loan Documents, or to realize upon any security;

         (i) any failure of any duty on the part of Agent or Lenders to disclose to any Co-Borrower any facts it may now or hereafter know regarding Borrower, whether such facts materially increase the risk to such Co-Borrower or not;

         (j) failure to accept or give notice of acceptance of this Agreement or any Note by Agent or Lenders;

         (k) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

         (l) failure to make or give protest and notice of dishonor or of default to any Co-Borrower or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

         (m) any and all other notices whatsoever to which any Co-Borrower might otherwise be entitled;

         (n) any lack of diligence by Agent or Lenders in collection of obligations hereby guaranteed;

         (o) the invalidity or unenforceability of the Notes or any of the Loan Documents;

         (p) the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Notes or the Loan Documents;

         (q) any exculpation of liability contained in the Notes or in the Loan Documents;

         (r) any transfer by Borrower or any of its subsidiaries of all or any part of their assets;

         (s) to the full extent permitted by law any and all other legal, equitable or surety defenses whatsoever to which any Co-Borrower might otherwise be entitled, it being the intention that the obligations of all Co-Borrowers hereunder are absolute, unconditional and irrevocable.

                  ss.28.5. Subordination Each Co-Borrower hereby subordinates any and all indebtedness of Borrower now or hereafter owed to such Co-Borrower to all indebtedness of Borrower to the Agent and Lenders, and agrees with the Agent and Lenders that (a) such Co-Borrower shall not demand or accept any payment from Borrower on account of such indebtedness, (b) such Co-Borrower shall not claim any offset or other reduction of such Co-Borrower's obligations hereunder because of any such indebtedness, and (c) such Co-Borrower shall not take any action to obtain any interest in any of the assets of Borrower because of any such indebtedness; provided, however, that, if the Agent so requests, such indebtedness shall be collected, enforced and received by the applicable Co-Borrower as trustee for the Agent and be paid over to the Agent on account of the indebtedness of Borrower to the Lenders, but without reducing or affecting in any manner the liability of such Co-Borrower under the other provisions of this Agreement or any Note except to the extent the principal amount of such outstanding indebtedness shall have been reduced by such payment.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

WITNESS:                            LIBERTY PROPERTY TRUST


                                    By:  /s/ GEORGE J. ALBURGER, JR
--------------------------------         ---------------------------------------
                                         George J. Alburger, Jr.
                                         Its Executive Vice President and  Chief
                                         Financial Officer


                                    LIBERTY PROPERTY LIMITED
                                    PARTNERSHIP

                                    By: LIBERTY PROPERTY TRUST,
                                         its general partner


                                    By:  /s/ GEORGE J. ALBURGER, JR.
--------------------------------         ---------------------------------------
                                         George J. Alburger, Jr.
                                         Its Executive Vice President and  Chief
                                         Financial Officer


                                    FLEET NATIONAL BANK
                                         as Agent


                                    By:  /s/ LORI Y. LITOW
--------------------------------         ---------------------------------------
                                         Lori Y. Litow
                                         Its Director




Co-Borrowers:

LIBERTY PROPERTY DEVELOPMENT CORP.  LIBERTY PROPERTY DEVELOPMENT CORP. II


By: /s/ GEORGE J. ALBURGER, JR.     By:  /s/ GEORGE J. ALBURGER, JR.
    ----------------------------         ---------------------------------------
     George J. Alburger, Jr.,            George J. Alburger, Jr.,
     Its Executive Vice President        Its Executive Vice President

LIBERTY 2001 CORP.                                         LIBERTY PROPERTY PHILADELPHIA LIMITED PARTNERSHIP
                                                           By: LIBERTY PROPERTY PHILADELPHIA CORPORATION,
                                                           its general partner
By:  /s/ GEORGE J. ALBURGER, JR.
     ----------------------------
     George J. Alburger, Jr.,
     Its Executive Vice President                          By:   /s/ GEORGE J. ALBURGER, JR.
                                                                 --------------------------------------------
                                                                 George J. Alburger, Jr.,  Its Executive Vice
                                                                 President and  Chief Financial Officer

LIBERTY PROPERTY PHILADELPHIA LIMITED PARTNERSHIP II       LIBERTY PROPERTY PHILADELPHIA LIMITED PARTNERSHIP III
By: LIBERTY PROPERTY PHILADELPHIA TRUST,                   By: LIBERTY PROPERTY PHILADELPHIA TRUST, its general
its general partner                                        its general partner


By:  /s/ GEORGE J. ALBURGER, JR.                           By:   /s/ GEORGE J. ALBURGER, JR.
     ---------------------------------------------               ---------------------------------------------
     George J. Alburger, Jr.,  Its Executive Vice                George J. Alburger, Jr.,  Its Executive Vice
     President and  Chief Financial Officer                      President and  Chief Financial Officer


LIBERTY PROPERTY PHILADELPHIA LIMITED PARTNERSHIP IV EAST  LIBERTY PROPERTY PHILADELPHIA LIMITED PARTNERSHIP IV WEST
By: LIBERTY PROPERTY PHILADELPHIA CORPORATION IV EAST,     By: LIBERTY PROPERTY PHILADELPHIA CORPORATION IV WEST,
its general partner                                        its general partner


By:  /s/ GEORGE J. ALBURGER, JR.                           By:   /s/ GEORGE J. ALBURGER, JR.
     ---------------------------------------------               ---------------------------------------------
     George J. Alburger, Jr.,  Its Executive Vice                George J. Alburger, Jr.,  Its Executive Vice
     President and  Chief Financial Officer                      President and  Chief Financial Officer


LIBERTY PROPERTY SCOTTSDALE LIMITED PARTNERSHIP            LAND HOLDINGS REALTY LLC
By: LIBERTY SPECIAL PURPOSE TRUST,  its general partner    By: LIBERTY PROPERTY LIMITED PARTNERSHIP, its sole member
                                                           By: LIBERTY PROPERTY TRUST,  its general partner


By:  /s/ GEORGE J. ALBURGER, JR.                           By:   /s/ GEORGE J. ALBURGER, JR.
     ---------------------------------------------               ---------------------------------------------
     George J. Alburger, Jr.,  Its Executive Vice                George J. Alburger, Jr.,  Its Executive Vice
     President and  Chief Financial Officer                      President and  Chief Financial Officer


RIVERS BUSINESS COMMONS ASSOCIATES LIMITED PARTNERSHIP     LP MALVERN LIMITED PARTNERSHIP
By: LIBERTY PROPERTY LIMITED PARTNERSHIP,                  By: LP MALVERN LLC, its general partner
its general partner                                        By: LIBERTY PROPERTY PHILADELPHIA LIMITED PARTNERSHIP,
By: LIBERTY PROPERTY TRUST,  its general partner           its sole Member
                                                           By: LIBERTY PROPERTY PHILADELPHIA CORPORATION,
                                                           its general partner


By:  /s/ GEORGE J. ALBURGER, JR.                           By:   /s/ GEORGE J. ALBURGER, JR.
     ---------------------------------------------               ---------------------------------------------
     George J. Alburger, Jr.,  Its Executive Vice                George J. Alburger, Jr.,  Its Executive Vice
     President and  Chief Financial Officer                      President and  Chief Financial Officer

                                                     FLEET NATIONAL BANK


                                                     By:   /s/ LORI Y. LITOW
                                                           --------------------
                                                           Lori Y. Litow
                                                           Its Director


Commitment:                $33,000,000

Commitment Percentage:     11%



Notice Address:            Fleet National Bank
                           100 Federal Street
                           Boston, MA   02110
                           Attn: Real Estate Department

                           With a copy to:

                           Fleet National Bank
                           115 Perimeter Center Place, Suite 500
                           Atlanta, GA   30346
                           Attn: Lori Y. Litow, Director

                           Tele: (770)390-6544
                           Fax:  (770)390-8434 or 391-9811

                                           WACHOVIA BANK, NATIONAL ASSOCIATION


                                           By:   /s/ CINDY BEAN
                                                 -------------------
                                                 Cindy Bean
                                                 Its Vice President


Commitment:              $30,000,000

Commitment Percentage:   10%



Notice Address:          Wachovia Bank, National Association
                         301 S. College Street, NC0172
                         Charlotte, NC   28288
                         Attn: David Hoagland, Vice President

                         Tele: (704)374-4809
                         Fax:  (704)383-6205

                         With a copy to:

                         Wachovia Bank, National Association
                         201 S. College Street, NC5708
                         Charlotte, NC   28288
                         Attn: Joy Auten, Officer

                         Tele: (704)715-1381
                         Fax:  (704)383-7989

                                           BANK ONE, N.A.


                                           By:    /s/ DENNIS J. REDPATH
                                                  -----------------------------
                                                  Dennis J. Redpath
                                                  Its Director, Capital Markets


Commitment:              $30,000,000

Commitment Percentage:   10%



Notice Address:          Bank One, N.A.
                         One Bank One Plaza
                         Suite IL1-0315
                         Chicago, Il 60670-0315
                         Attn: Dennis J. Redpath, Director, Capital Markets

                         Tele: (312)732-3044
                         Fax:  (312)732-5939

                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION


                                           By:    /s/ CHARLES J. COOKE
                                                  -----------------------------
                                                  Charles J. Cooke
                                                  Its Vice President



Commitment:              $30,000,000

Commitment Percentage:   10%



Notice Address:          Wells Fargo Bank, National Association
                         Two Logan Square
                         100-200 N 18th Street, Suite 1750
                         Philadelphia, PA   19103
                         Attn: Charles J. Cooke, Vice President

                         Tele: (215)640-3924
                         Fax:  (215)561-3812

                         With a copy to:

                         Wells Fargo Bank, National Association
                         2120 East Park Place, #100
                         El Segundo, CA 90245
                         Attn: Puree Rhein, Disbursement Admn.

                         Tele: (310)335-9473
                         Fax:  (310)615-1014

                                           PNC BANK, NATIONAL ASSOCIATION


                                           By:    /s/ DAVID CURRAN
                                                  -----------------------------
                                                  David Curran
                                                  Its Vice President


Commitment:              $35,000,000

Commitment Percentage:   11.66666667%



Notice Address:          PNC Bank, National Association.
                         1600 Market Street, 30th  Floor
                         Philadelphia, PA   19103
                         Attn: David Curran, Vice President

                         Tele: (215)585-7707
                         Fax:  (215)585-5806

                                           SUNTRUST BANK


                                           By:    /s/ BLAKE K. THOMPSON
                                                  -----------------------------
                                                  Blake K. Thompson
                                                  Its Vice President


Commitment:              $35,000,000

Commitment Percentage:   11.66666667%



Notice Address:          SunTrust Bank
                         8245 Boone Blvd., Suite 820
                         Vienna, VA  22182
                         Attn: Blake K. Thompson, Vice President
                         Tele: (703)902-9044
                         Fax:  (703)902-9245


                         With a copy to:

                         SunTrust Bank
                         8245 Boone Blvd., Suite 820
                         Vienna, VA   22182
                         Attn: Nazmia Sediqi, Administrative Assistant

                         Tele: (703)902-9048
                         Fax:  (703)902-9245

                                           SOUTHTRUST BANK


                                           By:   /s/ SIDNEY CLAPP
                                                 ------------------------------
                                                 Sidney Clapp
                                                 Its Assistant Vice President


Commitment:              $30,000,000

Commitment Percentage:   10%



Notice Address:          SouthTrust Bank
                         420 North 20th Street
                         Mail Code: A-001-TW-1105
                         Birmingham, AL   35203
                         Attn: Sidney Clapp, Assistant Vice President

                         Tele: (205)254-4183
                         Fax:  (205)254-8270

                         With a copy to:

                         SouthTrust Bank
                         6434 1st Avenue, North
                         Mail Code: A-001-LO-0108
                         Birmingham, AL   35212
                         Attn: Christine Glidewell, Loan Operations

                         Tele: (205)599-5446
                         Fax:  (205)599-4350

                                           CHEVY CHASE BANK, FSB


                                           By:   /s/ J. JORDAN O'NEILL, III
                                                 ------------------------------
                                                 J. Jordan O'Neill, III
                                                 Its Vice President


Commitment:              $22,000,000

Commitment Percentage:   7.33333333%



Notice Address:          Chevy Chase Bank, FSB
                         7501 Wisconsin Avenue, 12th Floor
                         Bethesda, MD 20814
                         Attn: J. Jordan O'Neill, III, Vice President

                         Tele: (240)497-7733
                         Fax:  (240)497-7714

                         With a copy to:

                         Chevy Chase Bank, FSB
                         14601 Sweitzer Lane
                         Laurel, MD 20707
                         Attn: Doris Lakkis

                         Tele: (301)939-6966
                         Fax:  (301)939-6959

                                           CITIZENS BANK OF PENNSYLVANIA


                                           By:   /s/ KELLIE ANDERSON
                                                 ------------------------------
                                                 Kellie Anderson
                                                 Its Vice President


Commitment:              $20,000,000

Commitment Percentage:   6.66666667%



Notice Address:          Citizens Bank of Pennsylvania
                         2001 Market Street, 6th Floor
                         Philadelphia, PA 19103
                         Attn: Kellie Anderson, Vice President

                         Tele: (267)671-1171
                         Fax:  (215)751-1542

                                           COMERICA BANK


                                           By:   /s/ SAM MEEHAN
                                                 ------------------------------
                                                 Sam Meehan
                                                 Its Vice President


Commitment:              $20,000,000

Commitment Percentage:   6.66666667%



Notice Address:          Comerica Bank
                         500 Woodward Avenue,
                         7th Floor MC 3256
                         Detroit, MI   48226
                         Attn: Sam Meehan, Vice President

                         Tele: (313)222-5461
                         Fax:  (313)222-9295

                         With a copy to:

                         Comerica Bank
                         500 Woodward Avenue
                         7th Floor MC 3256
                         Detroit, MI   48226
                         Attn: Betsy Branson, Customer Assistant

                         Tele: (313)222-5878
                         Fax:  (313)222-3697

                                           ALLFIRST BANK


                                           By:   /s/ BARBARA SIMMONS
                                                 ------------------------------
                                                 Barbara Simmons
                                                 Its Senior Vice President


Commitment:              $15,000,000

Commitment Percentage:   5%



Notice Address:          Allfirst Bank
                         25 South Charles Street
                         Baltimore, MD   21201
                         Attn: Barbara Simmons, Senior Vice President

                         Tele: (410)545-2454
                         Fax:  (410)545-2385

                         With a copy to:

                         Allfirst Bank
                         25 South Charles Street
                         Baltimore, MD   21201
                         Attn: Wendy Kupnicki, Officer

                         Tele: (410)545-2474
                         Fax:  (410)545-2385

                                    Exhibit A
                                    ---------

                                  FORM OF NOTE
                                  ------------




No. ___
 [Amount]                                                                 [Date]

         FOR VALUE RECEIVED, the undersigned, Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Borrower") and each of the undersigned Co-Borrowers, jointly and severally, promises to pay, without offset or counterclaim, to the order of [Name of Lender] (hereinafter, together with its successors in title and assigns, called the "Lender") at the head office of Fleet National Bank, as Agent (the "Agent") at 100 Federal Street, Boston, Massachusetts 02110, the principal sum of [Amount in Words][Amount in Numbers] or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Credit Agreement dated as of January 16, 2003 among the Lender, the Borrower, Liberty Property Trust, the other lending institutions named therein and the Agent, as amended from time to time (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Unless otherwise provided herein, the rules of interpretation set forth in ss.1.2 of the Credit Agreement shall be applicable to this Note.

         Each of the Borrower and the Co-Borrowers also promises to pay (a) principal from time to time at the times provided in the Credit Agreement and
(b) interest from the date hereof on the principal amount from time to time unpaid at the rates and times set forth in the Credit Agreement and in all cases in accordance with the terms of the Credit Agreement. Late charges and other charges and default rate interest shall be paid by Borrower and the Co-Borrowers in accordance with the terms of the Credit Agreement. The entire outstanding principal amount of this Note, together with all accrued but unpaid interest thereon, shall be due and payable in full on the Maturity Date. The Lender may endorse the record relating to this Note with appropriate notations evidencing advances and payments of principal hereunder as contemplated by the Credit Agreement.

         This Note is issued pursuant to, is entitled to the benefits of, and is subject to the provisions of the Credit Agreement. The principal of this Note is subject to prepayment in whole or in part in the manner and to the extent specified in the Credit Agreement. The principal of this Note, the interest accrued on this Note and all other Obligations of the Borrower and the Co-Borrowers are full recourse obligations of the Borrower and the Co-Borrowers, and all of their respective Real Estate Assets, and other properties shall be available for the payment and performance of this Note, the interest accrued on this Note, and all of such other Obligations. Notwithstanding anything to the contrary contained herein, the trustees of Liberty Property Trust shall have no personal liability of any nature under this document. The Agent and the Lender shall look solely to the assets of Liberty Property Trust to satisfy any liability or recourse against Liberty Property Trust hereunder.

         In case an Event of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower, the Co-Borrowers and all endorsers hereby waive presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performance and enforcement of this Note, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.

         This Note and the obligations of the Borrower and the Co-Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts (excluding the laws applicable to conflicts or choice of law). Each of the Borrower and the Co-Borrowers has waived its right to a jury trial with respect to any action or claim arising out of this Note pursuant to ss.24 of the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower and the Co-Borrowers have caused this Note to be duly executed in its name as an instrument under seal on the date first above written.

Witness (to all signatures):              LIBERTY PROPERTY LIMITED PARTNERSHIP
                                          By: LIBERTY PROPERTY TRUST,
                                              its general partner


                                          By:
-----------------------------------       --------------------------------------
                                          George J. Alburger, Jr.,
                                          Its Executive Vice President and Chief
                                          Financial Officer

LIBERTY PROPERTY DEVELOPMENT CORP.                              LIBERTY PROPERTY DEVELOPMENT CORP. II


By:                                                              By:
     -----------------------------                                    ----------------------------
     George J. Alburger, Jr.,                                         George J. Alburger, Jr.,
     Its Executive Vice President                                     Its Executive Vice President

LIBERTY 2001 CORP.                                               LIBERTY PROPERTY PHILADELPHIA LIMITED PARTNERSHIP
                                                                 By: LIBERTY PROPERTY PHILADELPHIA CORPORATION, its general partner

By:                                                              By:
     -----------------------------                                    ----------------------------
     George J. Alburger, Jr.,                                         George J. Alburger, Jr.,  Its Executive Vice President
     Its Executive Vice President                                     and  Chief Financial Officer

LIBERTY PROPERTY PHILADELPHIA LIMITED PARTNERSHIP II             LIBERTY PROPERTY PHILADELPHIA LIMITED PARTNERSHIP III
By: LIBERTY PROPERTY PHILADELPHIA TRUST, its general partner     By: LIBERTY PROPERTY PHILADELPHIA TRUST, its general partner


By:                                                              By:
     -----------------------------                                    ----------------------------
     George J. Alburger, Jr.,  Its Executive Vice President           George J. Alburger, Jr.,  Its Executive Vice President
     and  Chief Financial Officer                                     and  Chief Financial Officer

LIBERTY PROPERTY PHILADELPHIA LIMITED PARTNERSHIP IV EAST        LIBERTY PROPERTY PHILADELPHIA LIMITED PARTNERSHIP IV WEST
By: LIBERTY PROPERTY PHILADELPHIA CORPORATION IV EAST, its       By: LIBERTY PROPERTY PHILADELPHIA CORPORATION IV WEST, its
general partner                                                  general partner


By:                                                              By:
     -----------------------------                                    ----------------------------
     George J. Alburger, Jr.,  Its Executive Vice President           George J. Alburger, Jr.,  Its Executive Vice President
     and  Chief Financial Officer                                     and  Chief Financial Officer

LIBERTY PROPERTY SCOTTSDALE LIMITED PARTNERSHIP                  LAND HOLDINGS REALTY LLC
By: LIBERTY SPECIAL PURPOSE TRUST,  its general partner          By: LIBERTY PROPERTY LIMITED PARTNERSHIP, its sole member
                                                                 By: LIBERTY PROPERTY TRUST,  its general partner


By:                            .                                 By:
     -----------------------------                                    ----------------------------
     George J. Alburger, Jr.,  Its Executive Vice President           George J. Alburger, Jr.,  Its Executive Vice President
     and  Chief Financial Officer                                     and  Chief Financial Officer

RIVERS BUSINESS COMMONS ASSOCIATES LIMITED PARTNERSHIP           LP MALVERN LIMITED PARTNERSHIP
By: LIBERTY PROPERTY LIMITED PARTNERSHIP, its general partner    By: LP MALVERN LLC, its general partner
By: LIBERTY PROPERTY TRUST,  its general partner                 By: LIBERTY PROPERTY PHILADELPHIA LIMITED PARTNERSHIP, its
                                                                 sole Member
                                                                 By: LIBERTY PROPERTY PHILADELPHIA CORPORATION, its general partner

By:                                                              By:
     -----------------------------                                    ----------------------------
George J. Alburger, Jr.,  Its Executive Vice President           George J. Alburger, Jr.,  Its Executive Vice President
and  Chief Financial Officer                                     and  Chief Financial Officer

                                    Exhibit B
                                    ---------


                                  LOAN REQUEST
                                  ------------


                      Liberty Property Limited Partnership
                            65 Valley Stream Parkway
                                Malvern, PA 19355



                                                              [Date]


Fleet National Bank, as Agent
100 Federal Street
Boston, MA 02110

Ladies and Gentlemen:

         Re:  Loan Request under Credit Agreement dated as of January 16, 2003
              ----------------------------------------------------------------

         Pursuant to ss.2.5 of the Credit Agreement dated as of January 16, 2003, among you, Borrower, the Co-Borrowers named therein, Liberty Property Trust, certain other Lenders and us (the "Credit Agreement"), we hereby request that the Lenders make a Loan as follows:

           (i) Principal amount requested: $

          (ii) Proposed Borrowing Date:

         (iii) Interest Period:

          (iv) Type:

         This Loan Request is submitted pursuant to, and shall be governed by, and subject to satisfaction of, the terms, conditions and provisions set forth in ss.2.5 of the Credit Agreement.

         The undersigned hereby further certifies to you that it is in compliance with the covenants specified in ss.9.1 through ss.9.8 of the Credit Agreement, and will remain in compliance with such covenants after the making of the requested Loan, as evidenced by a Compliance Certificate in the form of Exhibit C to the Credit Agreement of even date herewith delivered to you simultaneously with this Loan Request.

         We also understand that if you grant this request this request obligates us to accept the requested Loan on such date. All terms defined in the Credit Agreement and used herein without definition shall have the meanings set forth in ss.1.1 of the Credit Agreement.

         The undersigned hereby certifies to you, in accordance with the provisions of ss.11.1 of the Credit Agreement, that the representations and warranties contained in the Credit Agreement and in each document and instrument delivered pursuant to or in connection therewith were true as of the date as of which they were made, are also true at and as of the date hereof, and will also be true at and as of the proposed Borrowing Date of the Loan requested hereby, in each case except as otherwise permitted pursuant to the provisions of ss.11.1 of the Credit Agreement, and no Default or Event of Default has occurred and is continuing.

                                          Very truly yours,

                                          Liberty Property Limited Partnership
                                          By: Liberty Property Trust,
                                              Its general partner


                                          By:_______________________________

                                             _______________________________

                                          Its:_____________________________

                                    Exhibit C
                                    ---------

                      Liberty Property Limited Partnership
                            65 Valley Stream Parkway
                                Malvern, PA 19355

                          Compliance Certificate under
                  Credit Agreement dated as of January 16, 2003

         The undersigned, a Responsible Officer of Liberty Property Trust, general partner of Liberty Property Limited Partnership (the "Borrower"), hereby certifies on behalf of the Borrower as of the date hereof the following:

         1. No Defaults. I have read a copy of the Credit Agreement dated as of January 16, 2003 (the "Credit Agreement") among the Borrower, the Co-Borrowers named therein, Liberty Property Trust, Fleet National Bank, the other lending institutions party thereto, and Fleet National Bank, as Agent. Terms used herein and not otherwise defined herein shall have the meanings set forth in ss.1.1 of the Credit Agreement. No Default is continuing in the performance or observance of any of the covenants, terms or provisions of the Credit Agreement or any of the other Loan Documents. Without limiting the foregoing, the Borrower has not taken any actions which are prohibited by the negative covenants set forth in ss.8 of the Credit Agreement. Attached hereto as Appendix I are all relevant calculations needed to determine whether the Borrower is in compliance with ss.9.1 through ss.9.8, inclusive, and ss.8.2(g) of the Credit Agreement as of the end of the most recently completed fiscal quarter (except that in the case of Compliance Certificates delivered pursuant to ss.2.5(a), ss.2.9(a), ss.2.10(k), ss.11.1 or ss.7.13, the calculations determining compliance with ss.9.1, ss.9.2 and ss.9.3 are based on amounts of Unsecured Indebtedness, Pro Forma Principal Amount and Total Debt which have been computed on a pro forma basis after giving effect to the proposed transaction and, if the list of Unencumbered Properties and Unencumbered Development Properties attached hereto has been updated since the list attached to the most recent Compliance Certificate delivered pursuant to ss.7.4(d), Value of All Unencumbered Properties and Unencumbered Net Operating Income have been computed on the basis of such updated list) and is in compliance with ss.8.7 of the Credit Agreement for the most recently completed fiscal year and over the three most recently completed fiscal quarters.

         2. No Material Changes, Etc. Except as disclosed on Appendix II hereto, since the [date of most recent financial statements furnished to the Agent and the Lenders], there have occurred no materially adverse changes in the financial condition or business of the Borrower as shown on or reflected in the balance sheet of the Borrower as at such date other than (a) changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Borrower and (b) changes resulting from the making of the Loans and the transactions contemplated by the Credit Agreement.

         3. No Materially Adverse Contracts, Etc. Neither the Borrower nor the Company is subject to any charter, corporate, trust, partnership or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected, in the reasonable judgment of the Company's officers, in the future to have a Materially Adverse Effect. Neither the Borrower nor the Company is a party to any contract or agreement that has or is expected, in the reasonable judgment of the Company's officers, to have a Materially Adverse Effect.

         4. [Include for Compliance Certificates delivered pursuant to ss.7.4(d) and ss.7.13 and for other Compliance Certificates as described in ss.5.1]. Attached hereto as Appendix III is a list of the Unencumbered Properties as of ____________. The Borrower certifies that each of the Real Estate Assets listed on Appendix III satisfied on said date each of the conditions set forth in the definition of Unencumbered Property, except to the extent that waivers may have been granted pursuant to ss.5.2. Appendix III lists for each Unencumbered Property its street address, name of the owner, type (office or industrial), number of square feet and number of leased square feet.

                                         Liberty Property Limited Partnership
                                         By: Liberty Property Trust,
                                         Its general partner


                                         By:_______________________________

                                            _______________________________

                                            Its:___________________________

Date:

                                    Exhibit D
                                    ---------

                             SWINGLINE LOAN REQUEST
                             ----------------------

                      Liberty Property Limited Partnership
                            65 Valley Stream Parkway
                                Malvern, PA 19355

                                                              [Date]


Fleet National Bank, as Agent
100 Federal Street
Boston, MA 02110

Ladies and Gentlemen:

         Re: Swingline Loan Request under Credit Agreement dated as of January 16, 2003
               ---------------------------------------------------------

         Pursuant to ss.2.8(b) of the Credit Agreement dated as of January 16, 2003, among you, Borrower, the Co-Borrowers named therein, Liberty Property Trust, certain other Lenders and us (the "Credit Agreement"), we hereby request that the Swingline Lender make a Swingline Loan as follows:

           (i) Principal amount requested: $

          (ii) Proposed Borrowing Date:

         This Swingline Loan Request is submitted pursuant to, and shall be governed by, and subject to satisfaction of, the terms, conditions and provisions set forth in ss.2.8 of the Credit Agreement. As provided therein, all Swingline Loans are Base Rate Loans.

         The undersigned hereby further certifies to you that it is in compliance with the covenants specified in ss.9.1 through ss.9.8 of the Credit Agreement, and will remain in compliance with such covenants after the making of the requested Swingline Loan.

         We also understand that if you grant this request this request obligates us to accept the requested Swingline Loan on such date. All terms defined in the Credit Agreement and used herein without definition shall have the meanings set forth in ss.1.1 of the Credit Agreement.

         The undersigned hereby certifies to you, in accordance with the provisions of ss.11.1 of the Credit Agreement, that the representations and warranties contained in the Credit Agreement and in each document and instrument delivered pursuant to or in connection therewith were true as of the date as of which they were made, are also true at and as of the date hereof, and will also be true at and as of the proposed Borrowing Date of the Swingline Loan requested hereby, in each case except as otherwise permitted pursuant to the provisions of ss.11.1 of the Credit Agreement, and no Default or Event of Default has occurred and is continuing.

                                         Very truly yours,

                                         Liberty Property Limited Partnership
                                         By: Liberty Property Trust,
                                                Its general partner


                                         By:_______________________________

                                            _______________________________

                                            Its:___________________________

                                    EXHIBIT E
                                    ---------

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


                                      Dated


         Reference is made to the Credit Agreement dated as of January 16, 2003 (as amended and in effect from time to time, the "Agreement"), among Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Borrower"), the Co-Borrowers named therein, Liberty Property Trust, a Maryland trust (the "Company") Fleet National Bank, the other Lenders and Fleet National Bank as agent (the "Agent") for itself and the other Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

         _____________________ (the "Assignor") and
_____________________________ (the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as hereinafter defined) a portion of the Assignor's rights and obligations under the Agreement which relates to $________________ of the Assignor's Commitment and a Commitment Percentage of _____% of all Loans outstanding as of the Effective Date.

         2. The Assignor (i) represents that as of the date hereof, its Commitment (without giving effect to this Assignment or any other assignments by Assignor effective on the Effective Date (the "Simultaneous Assignments")) is $__________ and its Commitment Percentage with respect thereto is %, and the outstanding balance of its Loans (unreduced by any assignments thereof pursuant to this Assignment or the Simultaneous Assignments) is $__________; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or any other person which may be primarily or secondarily liable in respect of any of the Obligations or any of their obligations under the Agreement or the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; (iv) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (v) represents and warrants that to the best of Assignor's knowledge no Event of Default has occurred and is continuing on the date hereof; and (vi) attaches the $_______________ Note delivered to it under the Agreement and requests that the Borrower exchange such Note for new Notes executed by Borrower and the Co-Borrowers and payable to each of the Assignor and/or to the assignees pursuant to the Simultaneous Assignments and the Assignee as follows:

Notes Payable to                                                Amount
the Order of:                                                  of Note
-------------                                                  -------

[Name of Assignor or assignees pursuant                       [($     )]
 Simultaneous Assignments]

[Name of Assignee]                                            [($     )]


         3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to ss.ss.6.4 and 7.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, any other Lender or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions and review and analysis of the value of any Properties in taking or not taking action under the Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Agreement and the other Loan Documents; and (vi) agrees that it will perform all the obligations which by the terms of the Agreement are required to be performed by it as a Lender in accordance with the terms of the Agreement.

         4. The effective date for this Assignment and Acceptance shall be _____________________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording in the Register by the Agent. This Assignment and Acceptance may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Assignment and Acceptance it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         5. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Agreement assigned hereunder relinquish its rights and be released from its obligations under the Agreement.

         6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

         7. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.


                                               [NAME OF ASSIGNOR]



                                               By:_____________________________

                                               Title:__________________________


                                               [NAME OF ASSIGNEE]




                                               By:

                                               Title:

                                    Exhibit F
                                    ---------


                            LETTER OF CREDIT REQUEST
                            ------------------------


                      Liberty Property Limited Partnership
                            65 Valley Stream Parkway
                                Malvern, PA 19355

                                                              [Date]


Fleet National Bank, as Agent
100 Federal Street
Boston, MA 02110

Ladies and Gentlemen:

         Re: Letter of Credit Request under Credit Agreement dated as of January 16, 2003
               -----------------------------------------------------------

         Pursuant to ss.2.9 of the Credit Agreement dated as of January 16, 2003, among you, the Co-Borrowers named therein, Liberty Property Trust, certain other Lenders and us (the "Credit Agreement"), we hereby request that you issue a Letter of Credit as follows:

            (i) Name and address of beneficiary:

           (ii) Face amount: $

          (iii) Proposed Issuance Date: _______________________

                Proposed Expiration Date:  _____________________

           (iv) Other terms and conditions as set forth in the proposed form of Letter of Credit attached hereto.

            (v) Purpose of Letter of Credit:


         This Letter of Credit Request is submitted pursuant to, and shall be governed by, and subject to satisfaction of, the terms, conditions and provisions set forth in ss.2.9 of the Credit Agreement.

         The undersigned hereby further certifies to you that it is in compliance with the covenants specified in ss.9.1 through ss.9.8 of the Credit Agreement, and will remain in compliance with such covenants after the outstanding balance of the Loans is adjusted to include the face amount of the requested Letter of Credit, as evidenced by a Compliance Certificate in the form of Exhibit C to the Credit Agreement of even date herewith delivered to you simultaneously with this Letter of Credit Request.

         We also understand that if you grant this request this request obligates us to accept the requested Letter of Credit and pay the issuance fee and Letter of Credit fee as required by ss.2.9(c). All terms defined in the Credit Agreement and used herein without definition shall have the meanings set forth in ss.1.1 of the Credit Agreement.

         The undersigned hereby certifies to you, in accordance with the provisions of ss.11.1 of the Credit Agreement, that the representations and warranties contained in the Credit Agreement and in each document and instrument delivered pursuant to or in connection therewith were true as of the date as of which they were made, are also true at and as of the date hereof, and will also be true at and as of the proposed issuance date of the Letter of Credit requested hereby, in each case except as otherwise permitted pursuant to the provisions of ss.11.1 of the Credit Agreement, and no Default or Event of Default has occurred and is continuing.

                                         Very truly yours,

                                         Liberty Property Limited Partnership
                                         By: Liberty Property Trust,
                                                Its general partner


                                         By:_______________________________

                                            _______________________________

                                            Its:___________________________

                                    Exhibit G
                                    ---------


                        LETTER OF CREDIT APPLICATION FORM
                        ---------------------------------

                                    Exhibit H
                                    ---------


                          Competitive Bid Quote Request
                          -----------------------------


                      Liberty Property Limited Partnership
                            65 Valley Stream Parkway
                                Malvern, PA 19355



                                                              [Date]


Fleet National Bank, as Agent
100 Federal Street
Boston, MA 02110

Ladies and Gentlemen:

         Re: Competitive Bid Quote Request under Credit Agreement dated as of January 16, 2003
               ----------------------------------------------------------------

         Pursuant to ss.2.10 of the Credit Agreement dated as of January 16, 2003, among you, Borrower, the Co-Borrowers named therein, Liberty Property Trust, certain other Lenders and us (the "Credit Agreement"), we hereby request that the Agent obtain quotes for Competitive Bid Loans based upon the following:

1. The requested Borrowing Date of the Competitive Bid Loans shall be __________________, 20___.

2. The aggregate amount of the Competitive Bid Loans shall be $_______________.

3. The duration of the Interest Period applicable hereto shall be
_______________.

This Competitive Bid Quote Request is submitted pursuant to, and shall be governed by, and subject to satisfaction of, the terms, conditions and provisions set forth in ss.2.10 of the Credit Agreement.

         The undersigned hereby further certifies to you that it is in compliance with the covenants specified in ss.9.1 through ss.9.8 of the Credit Agreement, and will remain in compliance with such covenants after the making of the requested Competitive Bid Loans, as evidenced by a Compliance Certificate in the form of Exhibit C to the Credit Agreement of even date herewith delivered to you simultaneously with this Competitive Bid Quote Request.

         The undersigned hereby certifies to you, in accordance with the provisions of ss.11.1 of the Credit Agreement, that the representations and warranties contained in the Credit Agreement and in each document and instrument delivered pursuant to or in connection therewith were true as of the date as of which they were made, are also true at and as of the date hereof, and will also be true at and as of the proposed Borrowing Date of the Competitive Bid Loans requested hereby, in each case except as otherwise permitted pursuant to the provisions of ss.11.1 of the Credit Agreement, and no Default or Event of Default has occurred and is continuing.

                                         Very truly yours,

                                         Liberty Property Limited Partnership
                                         By: Liberty Property Trust,
                                             Its general partner


                                         By:_______________________________

                                            _______________________________

                                            Its:___________________________

                                    Exhibit I
                                    ---------


                  FORM OF INVITATION FOR COMPETITIVE BID QUOTES


                                                     _______________, 20___

To:  Each Lender that is a party to the Credit Agreement identified below

         Re:      Invitation for Competitive Bid Quotes

         Reference is hereby made to that certain Credit Agreement (as amended and in effect from time to time, the "Credit Agreement") among Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Borrower"), the Co-Borrowers named therein, Liberty Property Trust, Fleet National Bank, the other Lenders and Fleet National Bank as agent (the "Agent") for itself and the other Lenders. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         Pursuant to ss.2.10 of the Credit Agreement, you are invited to submit a competitive bid quote to the Borrower for the following proposed Competitive Bid Loan(s):

--------------------------------------------------------------------------------
Requested Borrowing Date     Principal Amount            Interest Period
-------------------------- ---------------------- ------------------------------

-------------------------- ---------------------- ------------------------------

--------------------------------------------------------------------------------

         All Competitive Bid Quotes should specify a Competitive Bid Margin and must be submitted to the Agent by facsimile transmission at its offices as specified in or pursuant to ss.19 of the Credit Agreement not later than (a) 10:00 a.m. (Boston time) on the third LIBOR Business Day prior to the proposed Borrowing Date. Quotes received after these deadlines will not be forwarded to the Borrower.

         Submitted bids must be for $1,000,000 or a larger multiple of $500,000 and may not exceed the aggregate principal amount of Competitive Bid Loans for which offers were requested. All Competitive Bid Quotes should be submitted in substantially the form of Exhibit J to the Credit Agreement. Please follow-up your submitted written bids with telephone verification to confirm receipt.

         Very truly yours,

         Fleet National Bank, as Agent


         By:__________________________________

                                    Exhibit J
                                    ---------


                          FORM OF COMPETITIVE BID QUOTE

Fleet National Bank,
  as Agent
100 Federal Street
Boston, MA 02110

Ladies and Gentlemen:

         Re:      Competitive Bid Quote to Liberty Property Limited Partnership

         This Competitive Bid Quote is given in accordance with ss.2.10 of the certain Credit Agreement (as amended and in effect from time to time, the "Credit Agreement") among Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Borrower"), the Co-Borrowers named therein, Liberty Property Trust, Fleet National Bank, the other Lenders and Fleet National Bank as agent (the "Agent") for itself and the other Lenders. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         In response to the Competitive Bid Quote Request of the Borrower dated _________________, 20___, we hereby make the following Competitive Bid Quote on the following terms:

         1.  Quoting Lender:  _____________________

         2. Person to contact at Quoting Lender: _______________

         3.  Borrowing Date:  _____________________

         4. We hereby offer to make Competitive Bid Loan(s) in the following maximum principal amounts for the following Interest Period(s) and at the following rates:

----------------------------------------------------------------------------------------------------------------------
       Maximum Principal Amount                     Interest Period                    Competitive Bid Margin
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

----------------------------------------------------------------------------------------------------------------------

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Competitive Bid Loan(s) for which any offer(s) [is][are] accepted, in whole or in part.


         Very truly yours,

         [NAME OF LENDER]


         By:      ____________________________
                  Name:
                  Title:

Dated:  __________________

                                    Exhibit K
                                    ---------


                         FORM OF NOTICE OF ACCEPTANCE OR
                   NON-ACCEPTANCE OF COMPETITIVE BID QUOTE(S)



Fleet National Bank, as Agent
100 Federal Street
Boston, MA 02110

Ladies and Gentlemen:


Underss.2.10 of the Credit Agreement among you, Borrower, the Co-Borrowers named therein, Liberty Property Trust, certain other Lenders and us (the "Credit Agreement"), this response is given with respect to the Competitive Bid Loan Quotes for Loans to be made on the following Requested Borrowing Date:
_______________


Liberty Property Limited Partnership hereby accepts the following Competitive Bid Quote(s):

----------------------------------------------------------------------------------------------------------------------
            Lender                Competitive Bid Margin           Interest Period         Principal Amount Accepted
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

----------------------------------------------------------------------------------------------------------------------

Liberty Property Limited Partnership hereby rejects the following Competitive Bid Quote(s):

----------------------------------------------------------------------------------------------------------------------
            Lender                Competitive Bid Margin           Interest Period         Principal Amount Accepted
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

----------------------------------------------------------------------------------------------------------------------

         The accepted and rejected Competitive Bid Quotes described above constitute all Competitive Bid Quotes submitted by the Lenders in accordance with ss.2.10 of the Credit Agreement.




                                         Very truly yours,

                                         Liberty Property Limited Partnership
                                         By: Liberty Property Trust,
                                             Its general partner


                                         By:_______________________________

                                            _______________________________

                                            Its:___________________________

                                    Exhibit L
                                    ---------

                                Joinder Agreement
                                -----------------

         Reference is made to the Credit Agreement dated as of January 16, 2003 (as amended and in effect from time to time, the "Agreement"), among Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Borrower"), the Co-Borrowers named therein, Liberty Property Trust, a Maryland trust (the "Company"), Fleet National Bank, the other Lenders and Fleet National Bank as agent (the "Agent") for itself and the other Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

         Reference is further made to the following Notes that have been executed and delivered pursuant to ss.2.3 of the Agreement (collectively the "Notes"):

-------------------------------------------------------------------------------
      Note No.             Principal Amount                   Payee
--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

-------------------------------------------------------------------------------

         The undersigned, ___________________, a ________________ ("New
Co-Borrower") certifies that it is a Related Company that is at least 85% owned by the Borrower. In order that Real Estate Assets owned by the New Co-Borrower may be eligible to satisfy the requirements contained in the definitions of Unencumbered Property and Unencumbered Development Property in ss.1.1 of the Agreement, and for other good and valuable consideration, the New Co-Borrower hereby agrees to be bound as a Co-Borrower by all of the terms, covenants and conditions set forth in the Agreement and the Notes to the same extent that it would have been bound if it had been a signatory to the Agreement and the Notes on the Effective Date of the Agreement. The New Co-Borrower hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Co-Borrowers contained in the Agreement.

         The New Co-Borrower hereby assumes and assumes to be jointly and severally liable under each of the Notes. The New Co-Borrower hereby waives presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performance and enforcement of the Notes, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.

         This Joinder Agreement and the obligations of the New Co-Borrower hereunder shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Agreement including, without limitation, all definitions set forth in ss.1.1, the rules of interpretation set forth in ss.1.2, the provisions relating to governing law set forth in ss.20, the provisions relating to counterparts in ss.22 and the provision relating to severability in ss.26. The New Co-Borrower acknowledges that it has waived its right to a jury trial with respect to any action or claim arising out of this Joinder Agreement, the Agreement and the Notes pursuant to ss.24 of the Multi-Currency Credit Agreement.

IN WITNESS WHEREOF, the New Co-Borrower has caused this Joinder Agreement to be executed and delivered as an instrument under seal by its duly authorized officer as of the _____ day of _________, 20__.



                                         [Name of New Co-Borrower]



                                         By:_________________________________

                                         Title:______________________________